UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number(s) 811-22845

Babson Capital Funds Trust

(Exact Name of Registrant as Specified in Charter)

550 South Tryon Street

Suite 3300

Charlotte, NC 28202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (704) 805-7200

Janice M. Bishop

Vice President, Secretary and Chief Legal Officer

c/o Babson Capital Management LLC

Independence Wharf

470 Atlantic Avenue, Boston MA 02210

(Name and Address of Agent for Service)

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached hereto.

BABSON CAPITAL FUNDS TRUST

Annual Report

June 30, 2016

BCFT Service Providers

ADVISER

Babson Capital Management LLC

550 South Tryon Street

Suite 3300

Charlotte, NC 28202

SUB-ADVISER

Babson Capital Global Advisors Limited

61 Aldwych

London, UK

WC2B 4AE

COUNSEL TO THE TRUST

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116

CUSTODIAN

State Street Bank & Trust

One Lincoln Street

Boston, MA 02111

TRANSFER AGENT AND REGISTRAR

ALPS Fund Services, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

FUND ADMINISTRATION/ACCOUNTING

State Street Bank & Trust

One Lincoln Street

Boston, MA 02111

FUND DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

BLUE SKY ADMINISTRATION

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Babson Capital Funds Trust (the “Trust”) have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital Management LLC (“Babson Capital”). A description of Babson Capital’s proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-877-766-0014; (2) on the Trust’s website at http://www.BabsonCapital.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

FORM N-Q

The Trust will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust’s website at http://www.BabsonCapital.com or upon request by calling, toll-free, 1-877-766-0014.

Anthony Sciacca

President

Babson Capital Funds Trust

Babson Capital Funds Trust

Babson Global Floating Rate Fund

Babson Global Credit Income Opportunities Fund

Babson Active Short Duration Bond Fund

Babson Total Return Bond Fund

Babson Emerging Markets Debt Blended Total Return Fund

Babson Emerging Markets Local Currency Debt Fund

Babson Global High Yield Fund

Babson U.S. High Yield Fund

Dear Shareholder,

The first half of 2016 began with a continuation of the slow growth, low interest rate environment that has become a familiar mantra, and ended with a seismic shock that caught nearly everyone by surprise, with Britons voting in favor of leaving the European Union (EU). Although the results of the United Kingdom’s June referendum on EU membership rattled financial markets, as evidenced by the extreme post-vote market reaction, the true long-term impact of the decision will take time to materialize. In the near term, the United Kingdom’s divorce from the EU will likely be messy and costly in terms of slower growth for the United Kingdom, Europe and the world. However, the Brexit vote may serve as a catalyst for long-needed governance reforms within the EU.

In the U.S., real Gross Domestic Product (GDP) growth slowed for the third consecutive quarter, and household consumption, which accounts for about 70% of the U.S. economy, grew at its weakest pace in two years. The euro-area economy grew at its fastest pace in a year during the first quarter of 2016, but its growth rate is likely to slow in the second quarter according to the European Central Bank, and the results of the Brexit vote should cloud the outlook for euro zone growth even further. In Asia, the Bank of Japan refrained from monetary easing at its June meeting — preferring not to front-run the Brexit vote —but it may soon take action to stabilize Japan’s growth and halt a rising yen. Recent manufacturing data in China has weakened, leading to additional concerns for China’s growth outlook. Globally, uncertain growth prospects continue to drive safe-haven sovereign yields lower. Thus, market uncertainty remains the prevalent economic theme globally, and one cannot help but think what role anti-establishment fervor and nationalistic sentiment will play in the upcoming elections in Europe and the U.S.

Particularly when times are uncertain, investors should seek out experienced firms with a proven history of investment stewardship. At Babson, our mutual fund platform offers a diverse selection of institutional quality investment vehicles that provide investors with access to the global fixed income markets. With investment teams in local markets conducting rigorous fundamental analysis on every company in which we invest, we continually monitor market risk factors and base our investment decisions on thorough research, prudent risk management and the time-tested principles of portfolio diversification. We view our relationship with our shareholders as a partnership, and we are committed to helping you achieve your long-term goals by adhering to investment disciplines that have proven successful over many market cycles.

On behalf of the entire Babson team, we thank you for your partnership, we value the trust you have placed in us and we look forward to helping you achieve your investment objectives.

Sincerely,

Anthony Sciacca

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trusts’s current or future investments. We undertake no obligation to publicly update these forward looking statements, whether as a result of new information, future events, or otherwise.

ALPS Distributors, Inc. is the distributor for the Babson Capital mutual funds. ALPS and Babson Capital Management LLC are separate and unaffiliated. A prospectus can be obtained by calling 1.855.439.5459. Read the prospectus carefully before investing. Investors should carefully consider the investment objective, risks, charges and expenses of any mutual fund before investing. This and other important information is contained in the prospectus.

BCM000496 08/31/2017

Babson Global Floating Rate Fund 2016 Annual Report

Investment Objective

The investment objective of the Babson Global Floating Rate Fund (“Global Floating Rate Fund” or the “Fund”) is to seek a high level of current income. Preservation of capital is a secondary goal.

Portfolio Management Commentary

How did the Fund perform?

■	The Fund reported a net total rate of return for the annual reporting period from July 1, 2015 through June 30, 2016 of 0.22% and underperformed the Credit Suisse Global Loan Benchmark (the “Benchmark”), which returned 1.24%.[1]

What factors influenced performance of the Fund?

■	For the annual reporting period, the Fund’s European loans and both U.S. and European bonds were the largest contributors to performance relative to the Benchmark. The Fund’s U.S. loan holdings, however, negatively impacted Fund performance. Commodity related companies comprised seven of the Fund’s top ten detractors.

■	Although prices for most U.S. senior secured loans and high yield bonds of commodity-related issuers bottomed in mid-February, the sector faced significant selling pressure over the past twelve months and detracted from performance. The Fund was negatively impacted by its exposure to these credits relative to the Benchmark. Seven of the Fund’s bottom ten contributors to its underperformance were commodity-related issuers. In our view, the underlying credit fundamentals for many of these issuers imply a higher value than current trading levels. We feel the selling was indiscriminate at times. While it is difficult to predict the price of commodities, we believe that most of these companies have sufficient liquidity and flexibility in their capital expenditure and operating budgets to withstand the volatility in commodity prices for longer than their current prices would suggest.

Describe recent portfolio activity.

■	The number of holdings in the portfolio decreased by ten credits, from 197 to 187 over the year while the Fund’s asset size remained basically unchanged. Over the last 12 months, the Fund increased its exposure to the U.S. and reduced its exposure to Europe. The Fund’s U.S. exposure increased by 4.9% to 69.2%.

■	However, despite the decrease in European exposure, the Fund remained overweight to European assets relative to the global senior secured loan market. The Fund increased its exposure to U.S. assets over the past twelve months as prices widened more significantly than in Europe which, in our opinion, positions the Fund to capture the best risk-adjusted returns from the market.

■	Over the past 12 months, the Fund’s top three sector exposures have changed as only Healthcare, Education and Childcare remained in the top three. Three sectors had changes larger than 2.0% during the previous twelve months with Diversified/Conglomerate Services down 3.6%, Finance down 2.4% and Telecommunications down 2.1%. The two largest sector increases were Containers, Packaging and Glass and Electronics, which both increased 1.9%.

Describe portfolio positioning at period end.

■	The Fund finished the annual reporting period, June 30, 2016, with a 83.8% weighting to global senior secured loans. The remainder of the portfolio was invested in global high yield bonds (9.2%), primarily senior secured bonds, and cash (7.0%).

1. Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance results reflect past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Credit Suisse Global Loan Benchmark is a market capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Western European Leveraged Loan Index is designed to mirror the investable universe of the Western European leveraged loan market, with loans denominated in U.S. and Western European currencies. Indices are unmanaged. It is not possible to invest directly in an index.

Babson Global Floating Rate Fund 2016 Annual Report

■	From an industry perspective, the Fund remains well-diversified across a number of sectors based on Moody’s Industry Classification, with higher concentrations in Healthcare, Education and Childcare (11.1%), Chemicals, Plastics and Rubber (7.9%), and Retail Stores (6.6%) as of June 30, 2016.

■	As of June 30, 2016, the Fund had the following credit quality breakdown: 2.9% in Baa assets, 20.5% in Ba assets, 54.6% in single-B credits and 5.5% in Caa and below assets. Approximately 8.3% of the Fund’s assets are not publicly rated, primarily consisting of European issuers that we believe have a credit quality similar to that of other assets in the portfolio. Cash and accrued assets accounted for the remaining 8.3% of the portfolio assets. Over the course of the year, the single-B and not publically rated assets decreased as the Fund’s exposure to Baa, Ba and Caa and below assets all increased.[2]

■	The top five countries in the portfolio at the end of the annual reporting period are the United States (69.2%), the United Kingdom (10.7%), Germany (8.6%), France (2.9%) and Canada (2.1%). Overall, the Fund has exposure to 17 different countries, and we continue to focus on building a well-diversified portfolio of global floating rate securities.

Describe market and portfolio outlook.

■	The global high yield markets held up relatively well following the Brexit referendum. While we expect to see some headline-driven weakness in high yield markets in the near term—particularly in sterling denominated credits—it will take time for the economic implications of the vote to become clear.

■	That said, outside of commodity related sectors, credit fundamentals for high yield borrowers across geographies remain largely intact. Further, we believe the European high yield markets will benefit from the expansion of the European Central Bank’s purchasing program to include corporate credit.

■	Negative pressure in the near term will most likely stem from broader market sentiment rather than the fundamentals of individual credits.

2.	Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Babson Global Floating Rate Fund 2016 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2016.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of June 30, 2016.

Babson Global Credit Income Opportunities Fund 2016 Annual Report

Investment Objective

The investment objective of the Babson Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund” or the “Fund”) is to seek an absolute return, primarily through current income and secondarily through capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

■	The Fund reported a net total rate of return for the annual reporting period from July 1, 2015 through June 30, 2016, of -0.61% and underperformed the 3 Month USD LIBOR + 500 basis points[1] Benchmark, which retuned 5.63%.[2]

What factors influenced performance of the Fund?

■	During the annual reporting period, the main contributor to performance was the Fund’s allocation to high yield bonds in both the U.S and Europe. European loans also were a minor positive contributor.

■	Commodity related issuers, including Energy, Metals & Minerals and Utilities, faced significant pressure over the past twelve months and all three sectors were major detractors from performance. The Fund’s Collateralized Loan Obligation (CLO) holdings also had a negative impact on performance during the last year. Eight of the Fund’s bottom ten contributors to its underperformance were commodity-related issuers or CLOs. While commodity related names and CLOs were a detractor for the full year, in the quarter ended June 30, 2016 all were positive contributors.

■	The Fund’s special situation credits had a negative impact on performance during the annual reporting period; however, we believe these assets provide attractive current income to the portfolio and should contribute to the Fund’s performance in the future.

Describe recent portfolio activity.

■	The number of holdings in the portfolio increased over the year as the Fund grew since July 1, 2015. Despite the increased number of holdings, the Fund’s positioning between the U.S. and Europe remained fairly consistent although there was some movement within individual countries within Europe.

■	During the year, the Fund reduced its exposure to global senior secured loans (down 6.4%) and increased its exposure to global high yield bonds (up 7.1%) to focus on what we believe to be a more attractive part of the below investment grade market from a risk-adjusted basis.

■	The following sectors all had shifts of greater than 1% over the last twelve months, Healthcare, Education and Childcare down 2.1%. Telecommunications down 2.0%, Oil & Gas down 1.6%, and Chemicals, Plastics & Rubber up 2.2%.

Describe portfolio positioning at period end.

■	The Fund finished the annual reporting period, June 30, 2016, with an allocation of 53.9%, 22.8%, and 15.3% to global high yield bonds, global senior secured loans and CLOs, respectively. The remainder of the portfolio was invested in a few opportunistic special situation credits at 1.6%, equity at 0.4% and cash at 6.0%. A significant portion of the portfolio (59.1%) is senior secured in nature (includes CLOs backed by secured loans), which can potentially mitigate principal loss in the event that default rates increase.

1.	A unit that is equal to 1/100th of 1% or 0.01%.

2.	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance results reflect past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the Intercontinental Exchange, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. The return shown includes 3 Month USD LIBOR plus 500 bps, or 5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all.

Babson Global Credit Income Opportunities Fund 2016 Annual Report

■	From an industry perspective, the Fund remains well-diversified across a number of sectors based on Moody’s Industry Classification, with higher concentrations in Oil and Gas (6.3%), Chemicals, Plastics & Rubber (5.9%), and Healthcare, Education and Childcare (5.2%) as of June 30, 2016.

■	As of June 30, 2016, the Fund had the following credit quality breakdown excluding cash and accrued income: 0.7% in Baa assets, 31.7% in Ba assets, 50.4% in single-B credits and 13.4% in Caa and below. Approximately 3.8% of the Fund’s assets are not publicly rated, primarily consisting of European issuers that we believe have a credit quality similar to that of other assets in the portfolio. Over the last twelve months, there were not any material changes to the ratings profile of the Fund.[3]

■	The Top 5 countries in the portfolio at the end of the annual reporting period are the United States (64.0%), the United Kingdom (10.5%), Germany (6.4%), the Netherlands (3.9%), and France (3.2%). The Cayman Islands exposure related to the Fund’s CLO holdings is included in the United States. Overall, the Fund has exposure to 22 different countries, and we continue to focus on building a well-diversified portfolio of global high yield securities.

Describe market and portfolio outlook.

■	The global high yield markets held up relatively well following the Brexit referendum. While we expect to see some headline-driven weakness in high yield markets in the near term — particularly in sterling denominated credits — it will take time for the economic implications of the vote to become clear.

■	That said, outside of commodity-related sectors, credit fundamentals for high yield borrowers across geographies remain largely intact. Further, we believe the European high yield markets will benefit from the expansion of the European Central Bank’s purchasing program to include corporate credit.

■	Negative pressure in the near term will most likely stem from broader market sentiment rather than the fundamentals of individual credits.

3.	Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Babson Global Credit Income Opportunities Fund 2016 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2016.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of June 30, 2016.

Babson Active Short Duration Fund 2016 Annual Report

Investment Objective

Babson Active Short Duration Bond Fund (“Active Short Duration Bond Fund” or the “Fund”) seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

Portfolio Management Commentary

How did the Fund perform?

■	The Fund was launched on July 8, 2015 and reported a net total rate of return since inception through June 30, 2016 of 1.36%, outperforming the Barclays U.S. 1-3 Year Government Bond Index, which returned 1.18%.[1]

What factors influenced performance of the Fund?

■	Duration positioning positively contributed to performance. The front-end of the U.S. Treasury yield curve, between the one to three years, flattened substantially as the market priced in a lower probability of an extended series of Federal Reserve interest rate hikes over the last six months. The Fund was at its maximum duration of approximately 2.9 years during much of 2015. However, over the first six months of 2016 as the short-end of the yield curve flattened, the duration of the Fund has shortened to 1.8 years in accordance with our process.

■	The securitized sector positively impacted performance over the period. Asset-backed securities (ABS) with allocations to student loans and commercial collateral were the largest contributing sub-sectors. Allocations to U.S. agency mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) also benefitted.

■	The Fund’s allocation to corporate credit was mixed; investment grade corporate credit helped performance, while allocations to BB-rated high yield bonds and convertible securities were the primary detractors to performance, driven largely by the sell-off in Metals & Mining and Oil & Gas producers during the first quarter.

Describe recent portfolio activity.

■	Since inception, the Fund has experienced positive inflows and portfolio activity has been allocated across corporate, securitized, and government sectors.

■	ABS secondary market trading volume was steady in the second quarter and the Fund added exposure of commercial sectors such as Student Loans, Automobile, Timeshares, Medical, and Movie Receivables.

■	Following the unexpected decision of British voters to leave the European Union, the Fund exited holdings to European banks and purchased shorter emerging market securities offering a significant spread pick-up to developed market corporate credit.

Describe portfolio positioning at period end.

■	The Fund’s duration ended the period at 1.8 years. Since the beginning of 2016, duration has been steadily shortened from the strategy’s maximum of three years as the slope of the U.S. Treasury yield curve between one and three years has flattened.

■	From a sector perspective, the Fund continues to be well-diversified across corporates, securitized, and governments. The corporate allocation is at approximately 41%, with 35% in investment grade corporates and 6% in BB-rated and crossover high yield. However, a more cautious positioning is warranted given the macro-economic

1.	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance results reflect past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Barclays U.S. 1-3 Year Government Bond Index is comprised of the U.S. Treasury and U.S. Agency Indices. The U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government) that have remaining maturities of more than one year and up to but not including 3 years. Indices are unmanaged. It is not possible to invest directly in an index.

Babson Active Short Duration Fund 2016 Annual Report

headwinds. The Banking sector has been reduced through sales of European paper and the Fund exited the Energy sector in the first quarter. Opportunities are in specific single names, often post-merger and acquisition event new issuance, where we believe the company fundamentals and spreads provide attractive opportunities.

■	During the period, the securitized ABS allocation was brought to approximately 25%. Automotive loan collateral represents the largest positioning, followed by FFELP Student Loans. Additional collateral consists of timeshares and whole business franchise receivables. An active CMBS positioning remains in shorter-maturity seasoned issues.

■	The agency mortgage-backed securities allocation (4.0%) is in lower coupon 15-year Federal National Mortgage Associations (Fannie Mae’s).

Describe market and portfolio outlook.

■	Volatility will likely persist in the near-term driven by changes in commodity price levels, slow global economic growth, and signs of deterioration in corporate fundamentals. This has driven the U.S. Treasury yield curve flatter between one and three years. In accordance with our duration management process, the duration of the Fund was shortened to approximately 1.8 years. Given the current slope of the yield curve, we will look to further reduce duration.

■	The Fund will continue to maintain the large underweight in both Treasury and Agency securities with likely an active allocation to corporate bonds. Issuance has remained robust due to the low interest rate environment, and the Fund’s credit exposure is focused on short/intermediate maturities with attractive roll-down characteristics.

■	The Fund will continue to selectively add exposure to ABS, such as subprime automobile receivables, student loans, and franchise whole business deals as opportunities arise.

Babson Active Short Duration Fund 2016 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2016.

Babson Total Return Bond Fund 2016 Annual Report

Investment Objective

Babson Total Return Bond Fund (“Total Return Bond Fund” or the “Fund”) seeks a superior total rate of return by investing in fixed income instruments.

Portfolio Management Commentary

How did the Fund perform?

■	The Fund was launched on July 8, 2015 and reported a net total rate of return since inception through June 30, 2016 of 4.89%, underperforming the Barclays U.S. Aggregate Bond Index, which returned 5.48%.[1]

What factors influenced performance of the Fund?

■	Although the Fund rebounded since the end of February, over the reporting period, an overweight to investment grade corporate credit and an allocation to convertible securities were the primary detractors to performance. Within those allocations, exposures to Oil & Gas producers, as well as commodity miners, were the main negative drivers, with most of the underperformance coming in the first quarter of 2016.

■	An allocation to high yield was the primary contributor to performance as spreads rebounded significantly in the second quarter of 2016.

■	Asset-backed securities (ABS) were the primary detractor in the securitized sector, largely due to holdings in government guaranteed FFELP student loans, which underperformed during the period.

■	Downside derivative mitigation, such as using investment grade CDX index credit default swaps (a swap where the seller compensates the buyer in the event of a default) to partially hedge our longer duration ABS exposures, IGCDX put spread options (purchased put options on credit default swaps), and USD/CNH (long US dollar currency forwards and short the Chinese Renminbi currency forward) position benefitted performance during the period.

Describe recent portfolio activity.

■	Given the uncertainty and regulatory environment following the British referendum to leave the European Union, the Fund recently exited holdings in European banks. Purchases were in emerging market corporates that offer a significant spread pick-up to developed market credit.

■	The agency mortgage-backed securities allocation remains underweight while opportunistically rotating from 30-year conventional pass-throughs to 15-year conventional pass-throughs based on relative value.

■	The Fund selectively added exposure to asset-backed securities in consumer and commercial sectors such as student loans, business franchise whole loans and automobile receivables.

Describe portfolio positioning at period end.

■	Duration and the yield curve for the Fund were neutral relative to the benchmark.

■	The largest overweight relative to the benchmark remains in corporate credit, representing approximately a 48.2% allocation versus 31.0% for the index. High yield corporates made up 8.6% of that exposure. Diversified Industrials and Banking were the largest sectors within corporate credit. The Energy allocation represented about 2.9%. During the period, the Fund exited a convertible securities allocation.

1.	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance results reflect past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. Indices are unmanaged. It is not possible to invest directly in an index.

Babson Total Return Bond Fund 2016 Annual Report

■	Within agency mortgage-backed securities, the Fund was underweight (23.7%) relative to the benchmark (27.7%). There has been a rotation from To-Be-Announced (TBA) securities into call-protected MBS pools.

■	During the period, the allocation to ABS was increased and is comprised of traditional automotive loan collateral, FFELP student loans, and compelling collateral such as timeshares, cell towers, and personal consumer loans.

■	Commercial mortgage-backed securities made up 4.9% of the Fund, representing a 3.2% overweight. BBB-rated tranches backed by 2012 vintage collateral represent the best value, however, they are difficult to source given their strong underwriting profile. The Fund has gained exposure to these vintages using CMBX, a synthetic index.

Describe market and portfolio outlook.

■	Numerous secular and cyclical changes are working their way through the credit markets, creating volatility and opportunities during the period. Global growth continues at a modest pace.

■	After a brief downdraft post-Brexit results, risk assets have recovered nicely as central banks around the world stepped up in surprisingly effective and coordinated ways to calm market fears. Still, there is a growing nervousness globally over reliance on monetary policy to promote growth and support asset prices.

■	With an overall decline in corporate fundamentals, the Fund is focusing on specific single names, often post-merger and acquisition event, where we believe spreads provide attractive opportunities.

■	The Fund remains overweight in spread sectors such as Corporates and Structured Products relative to liquid products such as governments and agencies and seeks to add alpha (the return in excess to the benchmark) by investing in under covered sectors where we have competitive advantages, such as esoteric ABS, CLOs, and emerging market corporates.

Babson Total Return Bond Fund 2016 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2016.

Babson Emerging Markets Debt Blended Total Return Fund 2016 Annual Report

Investment Objective

The investment objective of the Babson Emerging Markets Debt Blended Total Return Fund (“EMD Blended Total Return “ or the “Fund”) is to seek to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

■	The Fund was launched on October 21, 2015 and reported a net total rate of return since inception through June 30, 2016 of 2.79%.[1]

What factors influenced performance of the Fund?

■	For the semi-annual reporting period, the Fund’s positioning in South African rates and currency, Mexican rates, government bonds and corporate bonds, the Russian Rouble and Serbian rates were the primary contributors to performance. Corporate holdings in Petrobras, Office Cherifien Des Pho and Vale, also aided returns. Key detractors from performance were the Fund’s local rates positioning in Brazil, the Mexican Peso, and Singaporean Dollar, while the Fund’s holding in Proman Holding also detracted from returns.

■	The emerging markets debt sector performed well during the first half of 2016 as central banks remained accommodative, oil and commodities continued to strengthen and infrastructure spending in China took hold. Dovish sentiment from the Federal Reserve and the European Central Bank, coupled with the Bank of England’s announcement of pending Brexit-induced easing, provided support to the markets.

■	Within the portfolio, South Africa contributed 1.25% as both rates and the South African Rand recovered from President Zuma’s missteps in 2015 and from a recovery in commodities. The Fund’s positioning in Brazilian rates, ahead of what turned out to be a peaceful transition to interim President Temer, was the largest performance detractor (-1.84%).

Describe recent portfolio activity.

■	During the first half of 2016, the Fund added 13.6% to Brazilian credits across corporates, sovereign and local rates and increased Mexican exposure by 6.5% to 23.3% as we added exposure to corporate credits in energy and financials. Additionally, the Fund took a notable position in Argentinean debt (3.7%), as the country made its long awaited return to external markets, following the 2001 default and holdout restructuring under new president Mauricio Macri.

Describe portfolio positioning at period end.

■	The Fund finished the annual reporting period, June 30, 2016, with a 45% exposure to emerging markets corporate bonds, 25% exposure to emerging markets local debt and currencies, 27% exposure to sovereign hard currency bonds and a 3% cash position.

■	The top five countries in the portfolio at the end of the annual reporting period are Mexico (23.3%), Brazil (18.9%), South Africa (6.1%), Colombia (5.6%), and Chile (4.1%). The top five corporate bonds are Petrobras (4.67%), Marfrig Global Foods (4.1%), PEMEX (4.0%), AES Corp (3.67%) and Vale (2.7%). Overall, the Fund has exposure to 20 countries, 22 corporates, and 22 different currencies.

1.	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance results reflect past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative.

Babson Emerging Markets Debt Blended Total Return Fund 2016 Annual Report

Describe market and portfolio outlook.

■	We remain optimistic that some emerging markets headwinds are poised to reverse and become tailwinds or at least stabilize.

■	Credit selection will be key to seeking the best risk-adjusted return opportunities across the emerging markets corporate debt spectrum.

■	Lower net supply, driven by reduced issuance and heightened buyback activity, will likely serve as a strong supportive technical factor for emerging markets corporate debt. For emerging markets sovereigns, we continue to favor Central European countries, as well as Caribbean and Central American countries which should continue to be beneficiaries of the pickup in growth out of core Europe and the United States.

■	Currency valuations have adjusted significantly over the past 24 months and we are now seeing some emerging markets currencies at their most attractive levels in more than 10 years, thereby providing for selective emerging markets growth prospects.

■	The portfolio continues to be positioned in selective rates where inflation is falling along with narrowing current account deficits. A picture of global disinflation should remain favorable for emerging markets local debt and the Fund.

Babson Emerging Markets Debt Blended Total Return Fund 2016 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2016.

COUNTRY COMPOSITION (% OF ASSETS**) (is this country of issue?)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of June 30, 2016.

Babson Emerging Markets Local Currency Debt Fund 2016 Annual Report

Investment Objective

The investment objective of the Babson Emerging Markets Local Currency Debt Fund (“EM Local Debt Fund” or the “Fund”) is to seek long-term total return through investment in a diversified portfolio of emerging markets local currency-denominated debt securities.

Portfolio Management Commentary

How did the Fund perform?

■	The Fund was launched on December 8, 2015 and reported a net total rate of return since inception through June 30, 2016 of 12.74%, outperforming the J.P. Morgan Government Bond Index Emerging Markets (GBI-EM) Global Diversified Index, which returned 12.20%.[1]

What factors influenced performance of the Fund?

■	For the semi-annual reporting period, the Fund’s overall long-duration and overweight in currencies positively impacted Fund performance. The Fund’s positions in Colombia, South Africa and Serbia were the primary drivers of positive performance versus the benchmark. The Fund’s underweight duration in Brazil, Polish Zloty versus the Euro and underweight positioning in Turkish rates were detractors from performance relative to the benchmark.

■	For the first six months of 2016, EM Local Debt Fund has materially appreciated on the heels of accommodative global central banks, stronger oil and commodity prices and infrastructure growth in China. Emerging markets currencies gained 5.25% versus the U.S. Dollar on higher oil and commodity prices, while rates gained 7.47% on lower global growth and low inflation. Brazil has turned in the strongest performance for the benchmark as both rates and the Real have rallied on the heels of the Brazilian Senate’s vote in favor of accepting the petition for President Dilma Rousseff’s impeachment and a peaceful transition to Interim President Temer. In late June, Colombia, another top contributor, declared an end to the war with the FARC, the country’s largest rebel group, thereby ending 50 years of war. Mexico was the only country to negatively detract from performance, as its currency lost 6.4% year-to-date.

Describe recent portfolio activity.

■	Over the quarter, the Fund increased its position in the Mexican Peso during periods of weakness, as we believe it is one of the least expensive currencies in the benchmark. The Fund also increased its exposure to Peru following the Presidential election, which we believe is a favorable outcome for the country.

Describe portfolio positioning at period end.

■	The Fund finished the annual reporting period, June 30, 2016, with a 93% exposure to Emerging Market bonds and a 7% cash position.

■	The Top 5 countries in the portfolio at the end of the annual reporting period are Brazil (12.3%), Malaysia (11.1%), Indonesia (10.6%), Colombia (10.6%) and South Africa (7.3%). Overall, the Fund has exposure to 23 different countries and 34 different currencies.

1.	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance results reflect past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. J.P. Morgan GBI-EM Global Diversified consists of regularly traded, fixed-rate, domestic currency government bonds which international investors can readily access. The maximum weight to any country in the index is capped at 10%. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the fund expenses, including sales charges if applicable. Indices are unmanaged. It is not possible to invest directly in an index.

Babson Emerging Markets Local Currency Debt Fund 2016 Annual Report

Describe market and portfolio outlook.

■	We remain optimistic that some Emerging Markets headwinds are poised to reverse and become tailwinds or at least stabilize.

■	Currency valuations have adjusted significantly over the past 24 months and we are now seeing some emerging markets currencies at their most attractive levels in more than 10 years, thereby providing for selective emerging markets growth prospects.

■	The portfolio continues to add to constructive positioning on selected European and Latin American currencies, less so on Asian currencies, while maintaining a watchful eye on commodity prices.

■	The portfolio continues to be positioned in selective rates where inflation is falling along with narrowing current account deficits. A picture of global disinflation should remain favorable for emerging markets local debt and the Fund.

Babson Emerging Markets Local Currency Debt Fund 2016 Annual Report

COUNTRY COMPOSITION (% OF ASSETS*)

*	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of June 30, 2016.

CONTRIBUTION TO DURATION (IN YEARS)

**	The values shown above represent the contribution to duration, in years, of the assets as of June 30, 2016.

Babson Global High Yield Fund 2016 Annual Report

Investment Objective

The investment objective of the Babson Global High Yield Fund (“Global High Yield Fund” or the “Fund”) is to seek to provide high current income generation and, where appropriate, capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

■	The Fund was launched on October 30, 2015 and reported a net total rate of return since inception through June 30, 2016 of 4.62%, outperforming the Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index (the “Index”), which returned 4.30%. As a reminder, following the January 28th, 2016 Board of Trustee’s meeting, the Fund changed the Index from the Bank of America Merrill Lynch Global Non-Financial High Yield Constrained Index to the Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index. The previous index returned 4.91% over the same time period.

What factors influenced performance of the Fund?

■	On a year-to-date basis through June 30, 2016, the underperformance relative to the Index can largely be attributed to the Oil and Gas, and Mining, Steel, Iron and Non-Precious Metals sectors. Within these sectors, lower quality credits continued to recover from the heavy losses suffered in 2015 and early 2016 which helped Index performance to appreciate significantly over this time period. With the Fund’s slight underweight towards these sectors as well as its upward credit quality bias, performance lagged, but we remain well positioned as we believe there will be bouts of volatility in the commodity sector through the remainder of the year.

■	Prudent credit selection within the single-B ratings category was a primary positive contributor to performance over the past six months as well as the Fund’s underweight in the double-B segment compared to the Index. The Fund’s credit selection within the triple-C ratings category and overweight to the single-B ratings segment negatively impacted performance relative to the Index.

■	From a region perspective, the Fund’s overweight positioning to the European market and credit selection negatively impacted performance compared to the Index as the European market did not rally as strongly as the U.S. market on the back of the recovery of U.S. focused, commodity related assets. Furthermore, credit selection within the U.S. portfolio of the Fund had a negative impact on performance relative to the Index due to the portfolio’s upward credit quality bias in the commodity sectors as mentioned previously.

Describe recent portfolio activity.

■	The Fund remains underweight in the double-B ratings category relative to the Index, favoring single-B and triple-C rated credits that we believe will continue to outperform. Over the past six months, the Fund’s allocation shifted slightly by deploying cash and increasing exposure to single-B and triple-C credits given the continued rally seen in the lower tier of the market.

1.	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance results reflect past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index contains all securities in the Bank of America Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. Developed markets is defined as an FX-G10 member, a Western European nation, or a territory of the U.S. or a Western European nation. Indices are unmanaged. It is not possible to invest directly in an index.

Babson Global High Yield Fund 2016 Annual Report

■	As previously mentioned, the Fund’s weighting toward the Oil and Gas, and Mining, Steel, Iron and Non-Precious Metals sectors is now a slight underweight, due largely to meaningful upward moves in market values as the sectors recovered from their February troughs. That said, these sectors represent the largest sector composition shift over the past six months and now represent the largest sector exposure when combined.

■	The Fund’s weighting between regions remained very similar since the beginning of the year with no meaningful shifts. The Fund continues to emphasize an overweight to the European market and an underweight to the U.S. market.

Describe portfolio positioning at period end.

■	On a traded basis, the Fund finished the fiscal year-end with a 28.4% weighting to senior secured high yield bonds and a 68.7% weighting to senior unsecured bonds.

■	From an industry perspective, the Fund remains well-diversified across a number of Moody’s-based sectors, with higher concentrations in Oil & Gas (13.4%), Telecommunications (7.3%), and Healthcare, Education and Childcare (6.9%) as of fiscal year-end.

■	In terms of portfolio credit quality as of June 30, 2016, the Fund had the following weighting breakdown: 3.5% in Baa, 31.1% in Ba, 52.9% in single-B, 9.7% in Caa and below and 2.9% in cash and accrued income.[2]

■	The Top 5 countries in the portfolio as of the fiscal year-end are currently represented by the U.S. (69.6%), the U.K. (10.4%), France (5.8%), Germany (2.7%) and Portugal (2.0%). Overall, the Fund has exposure to 15 countries and supports our focus on building a well-diversified portfolio of global high yield bonds.

Describe market and portfolio outlook.

■	The global high yield markets held up relatively well following the Brexit referendum. While we expect to see some headline-driven weakness in high yield markets in the near term — particularly in sterling denominated credits — it will take time for the economic implications of the vote to become clear.

■	That said, outside of commodity related sectors, credit fundamentals for high yield borrowers across geographies remain largely intact. Further, we believe the European high yield markets will benefit from the expansion of the European Central Bank’s purchasing program to include corporate credit.

■	Negative pressure in the near-term will most likely stem from broader market sentiment rather than the fundamentals of individual credits. Additionally, the macro-driven volatility tied to Brexit may result in some spread widening, which could present opportunities in quality credits that have been trading at tighter levels following the recent strong performance.

2.	Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Babson Global High Yield Fund 2016 Annual Report

CREDIT QUALITY COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2016.

COUNTRY COMPOSITION (% OF ASSETS*)

*	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of June 30, 2016.

Babson U.S. High Yield Fund 2016 Annual Report

Investment Objective

The investment objective of the Babson U.S. High Yield Fund (“U.S. High Yield Fund” or the “Fund”) is to seek to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

Portfolio Management Commentary

How did the Fund perform?

■	The Fund was launched on October 30, 2015 and reported a net total rate of return since inception through June 30, 2016 of 5.52%, outperforming the Barclays Capital U.S. Corporate High Yield Index (the “Index”), which returned 3.84%.[1]

What factors influenced performance of the Fund?

■	On a year-to-date basis through June 30, 2016, one of the main reasons for the underperformance relative to the Index can be attributed to the Oil and Gas, and Mining, Steel, Iron and Non-Precious Metals sectors. Within these sectors, lower quality credits continued to recover from the heavy losses suffered in 2015 and early 2016 which helped Index performance to appreciate significantly over this time period. With the Fund’s slight underweight towards these sectors as well as its upward credit quality bias, performance lagged, but we remain well positioned as we believe there will be bouts of volatility in the commodity sector through the remainder of the year.

■	Prudent credit selection within the single-B ratings category was a primary contributor to performance over the past six months as well as the Fund’s underweight in the double-B segment compared to the Index. The Fund’s credit selection within the triple-C segment and overweight to the single-B ratings category negatively impacted performance relative to the Index.

Describe recent portfolio activity.

■	The Fund remains underweight the double-B ratings category relative to the Index, favoring single-B and triple-C rated credits that we believe will continue to outperform. Over the past six months, the Fund’s allocation shifted slightly by deploying cash and increasing exposure to single-B and triple-C credits given the continued rally seen in the lower tier of the market.

■	As previously mentioned, the Fund’s weighting toward the Oil and Gas, and Mining, Steel, Iron and Non-Precious Metals sectors is now a slight underweight, due largely to meaningful upward moves in market values as the sectors recovered from their February troughs. That said, these sectors represent the largest sector shift over the past six months and now represent the largest sector exposure when combined.

Describe portfolio positioning at period end.

■	On a traded basis, the Fund finished the fiscal year-end with a weighting to high yield bonds of over 85%. The portfolio was also invested in senior secured loans (1.2%).

1.	Total return describes the return to an investor based on the Class Y net expense ratio and includes the reinvestment of dividends and capital gains. Performance results reflect past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. The net asset value (NAV) will fluctuate with market conditions. All returns 1-year or less are cumulative. The Barclays Capital U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt focusing on corporate USD denominated and non-convertible debt. Indices are unmanaged. It is not possible to invest directly in an index.

Babson U.S. High Yield Fund 2016 Annual Report

■	From a sector perspective, the Fund remains well-diversified across a number of Moody’s-based sectors, with higher concentrations in Oil and Gas (13.8%), Telecommunications (8.2%), and Healthcare, Education and Childcare (7.4%) as of the fiscal year-end.

■	In terms of portfolio credit quality as of June 30, 2016, the Fund had the following weighting breakdown: 6.2% in Baa, 31.2% in Ba, 46.2% in single-B, 11.4% in Caa and below and cash and accrued income at 4.9%.[2]

Describe market and portfolio outlook.

■	Although fears of a Brexit related market panic quickly subsided, almost all details remain unknown regarding the terms and process of the United Kingdom’s departure from the European Union, which is expected to take years to complete. Assumptions are that global central banks will remain accommodative in the near term with the likelihood of a rate hike in the U.S. being pushed even further into the future. Ultimately, we do not expect Brexit to have major ramifications for U.S. based issuers, although foreign exchange headwinds will likely persist for companies with European operations.

2. Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, B, CCC/CC/C and D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and C are below investment grade ratings categories used by Moody’s. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Babson U.S. High Yield Fund 2016 Annual Report

CREDIT QUALITY COMPOSITION (% OF ASSETS*)

*	The percentages shown above represent a percentage of the assets as of June 30, 2016.

COUNTRY COMPOSITION (% OF ASSETS*)

*	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. The percentages shown above represent a percentage of the assets as of June 30, 2016.

Babson Capital Funds Trust 2016 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED)

As a shareholder of Babson Global Floating Rate Fund, Babson Global Credit Income Opportunities Fund, Babson Active Short Duration Bond Fund, Babson Total Return Bond Fund, Babson Emerging Markets Debt Blended Total Return Fund, Babson Emerging Markets Local Currency Debt Fund, Babson Global High Yield Fund or Babson U.S. High Yield Fund you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Funds and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Babson Global Floating Rate Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.05%	$1,000.00	$1,037.40	$1,018.70	$5.32
Hypothetical	1.05%	1,000.00	1,019.60	1,009.80	5.27

Class C
Actual	1.80%	1,000.00	1,033.50	1,016.75	9.10
Hypothetical	1.80%	1,000.00	1,015.90	1,007.95	9.02

Class I
Actual	0.75%	1,000.00	1,038.90	1,019.45	3.80
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.77

Class Y
Actual	0.75%	1,000.00	1,038.90	1,019.45	3.80
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.77

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 182/366.

Babson Capital Funds Trust 2016 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Babson Global Credit Income Opportunities Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.20%	$1,000.00	$1,044.30	$1,022.15	$6.10
Hypothetical	1.20%	1,000.00	1,018.90	1,009.45	6.02

Class C
Actual	1.95%	1,000.00	1,040.40	1,020.20	9.89
Hypothetical	1.95%	1,000.00	1,015.20	1,007.60	9.77

Class I
Actual	0.95%	1,000.00	1,045.60	1,022.80	4.83
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.77

Class Y
Actual	0.95%	1,000.00	1,045.60	1,022.80	4.83
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.77

Babson Active Short Duration Bond Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.65%	$1,000.00	$1,022.00	$1,011.00	$3.27
Hypothetical	0.65%	1,000.00	1,021.60	1,010.80	3.27

Class C
Actual	1.40%**	1,000.00	1,018.10	1,009.05	7.02
Hypothetical	1.40%**	1,000.00	1,017.90	1,008.95	7.02

Class I
Actual	0.40%	1,000.00	1,022.90	1,011.45	2.01
Hypothetical	0.40%	1,000.00	1,022.90	1,011.45	2.01

Class Y
Actual	0.40%	1,000.00	1,023.20	1,011.60	2.01
Hypothetical	0.40%	1,000.00	1,022.90	1,011.45	2.01

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 182/366.
**	Expenses shown reflect an overaccrual of 12b-1 fees for the period of $1,478 at a rate of 0.50% of net assets. Subsequent to the period, the Fund was reimbursed for the overaccrued amount.

Babson Capital Funds Trust 2016 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Babson Total Return Bond Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.80%	$1,000.00	$1,055.80	$1,027.90	$4.09
Hypothetical	0.80%	1,000.00	1,020.90	1,010.45	4.02

Class C
Actual	1.55%	1,000.00	1,051.90	1,025.95	7.91
Hypothetical	1.55%	1,000.00	1,017.20	1,008.60	7.77

Class I
Actual	0.55%	1,000.00	1,057.10	1,028.55	2.81
Hypothetical	0.55%	1,000.00	1,022.10	1,011.05	2.77

Class Y
Actual	0.55%	1,000.00	1,057.10	1,028.55	2.81
Hypothetical	0.55%	1,000.00	1,022.10	1,011.05	2.77

Babson Emerging Markets Debt Blended Total Return Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.20%	$1,000.00	$1,063.00	$1,031.50	$6.16
Hypothetical	1.20%	1,000.00	1,018.90	1,009.45	6.02

Class C
Actual	1.95%	1,000.00	1,059.10	1,029.55	9.98
Hypothetical	1.95%	1,000.00	1,015.20	1,007.60	9.77

Class I
Actual	0.95%	1,000.00	1,064.30	1,032.15	4.88
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.77

Class Y
Actual	0.95%	1,000.00	1,064.30	1,032.15	4.88
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.77

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 182/366.

Babson Capital Funds Trust 2016 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Babson Emerging Markets Local Currency Debt Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.20%	$1,000.00	$1,158.30	$1,079.15	$6.44
Hypothetical	1.20%	1,000.00	1,018.90	1,009.45	6.02

Class C
Actual	1.95%	1,000.00	1,154.10	1,077.05	10.44
Hypothetical	1.95%	1,000.00	1,015.20	1,007.60	9.77

Class I
Actual	0.95%	1,000.00	1,159.80	1,079.90	5.10
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.77

Class Y
Actual	0.95%	1,000.00	1,159.80	1,079.90	5.10
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.77

Babson Global High Yield Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.05%	$1,000.00	$1,070.60	$1,035.30	$5.41
Hypothetical	1.05%	1,000.00	1,019.60	1,009.80	5.27

Class C
Actual	1.80%	1,000.00	1,066.60	1,033.30	9.25
Hypothetical	1.80%	1,000.00	1,015.90	1,007.95	9.02

Class I
Actual	0.80%	1,000.00	1,071.90	1,035.95	4.12
Hypothetical	0.80%	1,000.00	1,020.90	1,010.45	4.02

Class Y
Actual	0.80%	1,000.00	1,071.90	1,035.95	4.12
Hypothetical	0.80%	1,000.00	1,020.90	1,010.45	4.02

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 182/366.

Babson Capital Funds Trust 2016 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Babson U.S. High Yield Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.00%	$1,000.00	$1,084.80	$1,042.40	$5.18
Hypothetical	1.00%	1,000.00	1,019.90	1,009.95	5.02

Class C
Actual	1.75%	1,000.00	1,080.80	1,040.40	9.05
Hypothetical	1.75%	1,000.00	1,016.20	1,008.10	8.77

Class I
Actual	0.75%	1,000.00	1,086.10	1,043.05	3.89
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.77

Class Y
Actual	0.75%	1,000.00	1,086.10	1,043.05	3.89
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.77

*	For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the advisor for such class multiplied by the average account value over the period, multiplied by 182/366.

Babson Capital Funds Trust 2016 Annual Report

FINANCIAL REPORT

Babson Capital Funds Trust 2016 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2016

	BABSON GLOBAL FLOATING RATE FUND	BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BABSON ACTIVE SHORT DURATION BOND FUND	BABSON TOTAL RETURN BOND FUND

Assets
Investments, at fair value (cost $184,287,909, $109,705,371, $155,298,241 and $29,712,167, respectively)	$172,663,644	$101,427,091	$156,314,542	$30,229,477
Foreign currency, at value (cost $259,658, $84,539, $0 and $0, respectively)	250,492	80,118	–	–
Receivable for investments sold	12,590,172	2,879,654	3,968,747	127,373
Receivable for TBA securities sold	–	–	6,184,980	6,671,000
Receivable for Fund shares sold	4,856,491	118,401	2,228,584	–
Interest receivable	1,180,699	1,506,908	767,788	144,759
Receivable from adviser (see Note 3)	–	–	31,187	–
Receivable for variation margin on open centrally cleared swap contracts	–	–	2,382	757
Receivable for variation margin on open futures contracts	–	–	30,502	381
Foreign tax reclaims receivable	–	562	–	–
Unrealized appreciation on forward foreign currency exchange contracts	1,819,442	1,379,685	48,523	24,351
Prepaid expenses	25,664	15,436	45,782	27,206

Total assets	193,386,604	107,407,855	169,623,017	37,225,304

Liabilities
Payable for investments purchased	19,958,347	6,567,586	687,093	575,670
Payable for TBA and when-issued securities purchased	–	–	12,334,548	10,429,138
Payable for Fund shares repurchased	6,352,737	40,187	426,852	–
Swap contracts, at fair value (up-front net premiums received of $0, $0, $21,801 and $5,251, respectively)	–	–	38,457	9,614
Investment advisory fee payable (see Note 3)	12,613	41,722	–	73,912
Cash collateral Due to Broker	–	1,400,000	–	–
Distribution fees payable	7,547	5,398	7,801	208
Dividends payable	223,318	319,125	78,415	53,860
Unrealized depreciation on forward foreign currency exchange contracts	22,671	802	50,495	25,963
Accrued expenses and other liabilities	166,343	112,339	134,853	48,930

Total liabilities	26,743,576	8,487,159	13,758,514	11,217,295

Total net assets	$166,643,028	$98,920,696	$155,864,503	$26,008,009

See accompanying Notes to the Financial Statements.

Babson Capital Funds Trust 2016 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

June 30, 2016

	BABSON GLOBAL FLOATING RATE FUND	BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BABSON ACTIVE SHORT DURATION BOND FUND	BABSON TOTAL RETURN BOND FUND

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$182	$112	$156	$26
Additional paid-in capital	180,676,757	110,245,423	155,044,037	25,539,236
Undistributed (distributions in excess of) net investment income	(1,114,593)	(704,256)	29,798	(5,783)
Accumulated net realized loss	(3,104,075)	(3,745,669)	(86,065)	(127,592)
Net unrealized appreciation (depreciation)	(9,815,243)	(6,874,914)	876,577	602,122

Total net assets	$166,643,028	$98,920,696	$155,864,503	$26,008,009

Class A
Net assets applicable to outstanding shares	$13,979,936	$12,340,432	$39,991,908	$210,898

Shares of beneficial interest outstanding	1,530,805	1,402,367	4,007,382	20,709

Net asset value per share outstanding	$9.13	$8.80	$9.98	$10.18

Maximum offering price per share outstanding (Net asset value plus sales charge of 3.00%, 4.00%, 0.00% and 4.00%, respectively)	$9.41	$9.17	$9.98	$10.60

Class C
Net assets applicable to outstanding shares	$6,803,093	$3,578,440	$256,745	$204,290

Shares of beneficial interest outstanding	747,594	407,067	25,746	20,061

Net asset value per share outstanding	$9.10	$8.79	$9.97	$10.18

Class I
Net assets applicable to outstanding shares	$19,902,985	$24,689,344	$5,970,513	$12,581,626

Shares of beneficial interest outstanding	2,175,504	2,806,051	598,837	1,235,482

Net asset value per share outstanding	$9.15	$8.80	$9.97	$10.18

Class Y
Net assets applicable to outstanding shares	$125,957,014	$58,312,480	$109,645,337	$13,011,195

Shares of beneficial interest outstanding	13,771,934	6,627,553	10,995,127	1,277,658

Net asset value per share outstanding	$9.15	$8.80	$9.97	$10.18

See accompanying Notes to the Financial Statements.

Babson Capital Funds Trust 2016 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2016

	BABSON EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BABSON EMERGING MARKETS LOCAL CURRENCY DEBT FUND	BABSON GLOBAL HIGH YIELD FUND	BABSON U.S. HIGH YIELD FUND

Assets
Investments, at fair value (cost $9,643,460, $5,101,929, $25,604,275 and $28,081,456, respectively)	$9,753,116	$5,325,242	$25,116,074	$28,262,879
Foreign currency, at value (cost $0, $1,962, $5,212 and $0, respectively)	–	2,020	4,915	–
Receivable for Fund shares sold	–	–	100,000	–
Interest and dividends receivable	236,846	195,200	472,140	498,922
Swap contracts, at fair value	12,211	42,875	–	–
Foreign tax reclaims receivable	–	437	–	–
Unrealized appreciation on forward foreign currency exchange contracts	147,954	110,160	284,477	–
Prepaid expenses	26,670	26,254	26,569	26,875

Total assets	10,176,797	5,702,188	26,004,175	28,788,676

Liabilities
Payable for investments purchased	–	–	482,368	692,857
Swap contracts, at fair value (up-front net premiums received of $0, $0, $0 and $0, respectively)	8,941	6,395	–	–
Investment advisory fee payable (see Note 3)	69,009	57,854	58,478	58,955
Distribution fees payable	198	108	103	118
Dividends payable	40,485	23,425	139,100	141,827
Unrealized depreciation on forward foreign currency exchange contracts	114,417	111,356	3,588	–
Accrued expenses and other liabilities	40,759	42,538	49,395	49,667

Total liabilities	273,809	241,676	733,032	943,424

Total net assets	$9,902,988	$5,460,512	$25,271,143	$27,845,252

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$10	$5	$25	$27
Additional paid-in capital	10,003,090	4,999,995	25,138,737	27,375,232
Undistributed (distributions in excess of) net investment income	(81,669)	197,484	54,471	–
Accumulated net realized gain (loss)	(165,820)	6,820	291,015	288,570
Net unrealized appreciation (depreciation)	147,377	256,208	(213,105)	181,423

Total net assets	$9,902,988	$5,460,512	$25,271,143	$27,845,252

See accompanying Notes to the Financial Statements.

Babson Capital Funds Trust 2016 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

June 30, 2016

	BABSON EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BABSON EMERGING MARKETS LOCAL CURRENCY DEBT FUND	BABSON GLOBAL HIGH YIELD FUND	BABSON U.S. HIGH YIELD FUND

Class A
Net assets applicable to outstanding shares	$198,062	$109,210	$100,529	$206,005

Shares of beneficial interest outstanding	20,006	10,000	10,000	20,315

Net asset value per share outstanding	$9.90	$10.92	$10.05	$10.14

Maximum offering price per share outstanding (Net asset value plus sales charge of 4.00%)	$10.31	$11.38	$10.47	$10.56

Class C
Net assets applicable to outstanding shares	$198,058	$109,211	$100,530	$101,407

Shares of beneficial interest outstanding	20,006	10,000	10,000	10,000

Net asset value per share outstanding	$9.90	$10.92	$10.05	$10.14

Class I
Net assets applicable to outstanding shares	$4,753,355	$2,621,046	$12,465,604	$14,863,305

Shares of beneficial interest outstanding	480,156	240,000	1,240,000	1,465,647

Net asset value per share outstanding	$9.90	$10.92	$10.05	$10.14

Class Y
Net assets applicable to outstanding shares	$4,753,513	$2,621,045	$12,604,480	$12,674,535

Shares of beneficial interest outstanding	480,156	240,000	1,253,816	1,249,880

Net asset value per share outstanding	$9.90	$10.92	$10.05	$10.14

See accompanying Notes to the Financial Statements.

Babson Capital Funds Trust 2016 Annual Report

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2016

	BABSON GLOBAL FLOATING RATE FUND	BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BABSON ACTIVE SHORT DURATION BOND FUND (1)	BABSON TOTAL RETURN BOND FUND (1)

Investment Income
Interest income	$9,328,891	$6,484,302	$2,080,708	$596,697
Dividends	–	–	4,013	215,851
Other income	187,220	26,736	2,075	–

Total investment income	9,516,111	6,511,038	2,086,796	812,548

Operating Expenses
Advisory fees	1,060,920	651,423	341,708	97,807
12b-1 distribution and servicing plan
Class A	15,553	30,395	31,717	489
Class C	63,221	33,689	2,957	1,948
Administrator fees	331,845	181,586	157,980	52,130
Custody fees	236,908	138,770	124,990	44,386
Professional fees	143,254	130,089	77,637	57,247
Transfer agent fees	71,179	68,588	61,092	33,237
Directors’ fees	88,411	66,373	39,353	28,989
Registration fees	61,244	59,908	25,610	7,671
Printing and mailing expenses	46,073	32,927	14,461	6,681
Interest expense	–	–	45	20
Other operating expenses	63,448	39,033	39,859	21,046

Total operating expenses	2,182,056	1,432,781	917,409	351,651
Reimbursement of expenses
Class A	(41,735)	(84,890)	(67,053)	(9,393)
Class C	(44,450)	(32,198)	(11,887)	(9,402)
Class I	(123,249)	(148,155)	(103,766)	(98,306)
Class Y	(663,440)	(278,319)	(293,654)	(97,608)

Net operating expenses	1,309,182	889,219	441,049	136,942

Net investment income	8,206,929	5,621,819	1,645,747	675,606

See accompanying Notes to the Financial Statements.

Babson Capital Funds Trust 2016 Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Year Ended June 30, 2016

	BABSON GLOBAL FLOATING RATE FUND	BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BABSON ACTIVE SHORT DURATION BOND FUND (1)	BABSON TOTAL RETURN BOND FUND (1)

Realized and Unrealized Gains (Losses) on Investments
Net realized loss on investments	$(3,884,661)	$(3,949,580)	$(142,905)	$(111,557)
Net realized gain (loss) on forward foreign currency exchange contracts	144,895	(76,585)	–	(7,665)
Net realized gain on foreign currency and translation	670,785	480,416	–	10
Net realized gain on futures contracts	–	–	56,839	41,803
Net realized gain on swap contracts	–	–	11,753	2,982
Net realized gain on written options	–	847,320	–	–

Net realized loss	(3,068,981)	(2,698,429)	(74,313)	(74,427)

Net change in unrealized appreciation (depreciation) on investments	(6,790,834)	(4,505,610)	1,016,301	517,310
Net change in unrealized appreciation on unfunded loan commitments	4,592	4,592	–	–
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2,166,841	1,522,515	(1,972)	(1,612)
Net change in unrealized depreciation on foreign currency and translation	(91,659)	(45,464)	–	–
Net change in unrealized appreciation (depreciation) on futures contracts	–	–	(120,041)	91,118
Net change in unrealized depreciation on swap contracts	–	–	(17,711)	(4,694)
Net change in unrealized depreciation on written option contracts	–	(62,523)	–	–

Net change in unrealized appreciation (depreciation)	(4,711,060)	(3,086,490)	876,577	602,122

Net realized and unrealized gains (losses) on investments	(7,780,041)	(5,784,919)	802,264	527,695

Net increase (decrease) in net assets resulting from operations	$426,888	$(163,100)	$2,448,011	$1,203,301

(1)	Fund commenced operations on July 8, 2015.

See accompanying Notes to the Financial Statements.

Babson Capital Funds Trust 2016 Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Year Ended June 30, 2016

	BABSON EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND (1)	BABSON EMERGING MARKETS LOCAL CURRENCY DEBT FUND (3)	BABSON GLOBAL HIGH YIELD FUND (2)	BABSON U.S. HIGH YIELD FUND (2)

Investment Income
Interest income (net of withholding tax of $7,390, $9,166, $0 and $0, respectively)	$511,115	$281,973	$1,105,860	$1,182,800
Other income	–	–	3,229	–

Total investment income	511,115	281,973	1,109,089	1,182,800

Operating Expenses
Advisory fees	49,860	21,357	97,064	95,231
12b-1 distribution and servicing plan
Class A	333	142	162	194
Class C	1,330	570	647	647
Administrator fees	23,430	15,063	35,380	36,991
Custody fees	20,761	15,707	25,448	25,748
Professional fees	39,730	38,832	43,587	40,939
Transfer agent fees	22,719	10,384	15,475	14,281
Directors’ fees	12,204	11,624	14,007	14,252
Registration fees	3,087	2,277	4,618	4,882
Printing and mailing expenses	4,532	479	6,646	7,099
Other operating expenses	5,722	3,776	8,840	9,130

Total operating expenses	183,708	120,211	251,874	249,394
Reimbursement of expenses
Class A	(7,521)	(4,254)	(3,949)	(3,482)
Class C	(7,541)	(4,266)	(3,955)	(3,608)
Class I	(52,975)	(43,597)	(57,679)	(58,706)
Class Y	(52,974)	(43,598)	(57,693)	(54,424)

Net operating expenses	62,697	24,496	128,598	129,174

Net investment income	448,418	257,477	980,491	1,053,626

Realized and Unrealized Gains (Losses) on Investments
Net realized gain on investments(4)	109,387	127,298	268,896	288,570
Net realized loss on forward foreign currency exchange contracts	(256,581)	(40,748)	(44,058)	–
Net realized gain (loss) on foreign currency and translation	(14,608)	2,395	120,648	–
Net realized loss on futures contracts	(6,838)	–	–	–
Net realized gain (loss) on swap contracts	(166,095)	21,286	–	–

Net realized gain (loss)	(334,735)	110,231	345,486	288,570

See accompanying Notes to the Financial Statements.

Babson Capital Funds Trust 2016 Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Year Ended June 30, 2016

	BABSON EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND (1)	BABSON EMERGING MARKETS LOCAL CURRENCY DEBT FUND (3)	BABSON GLOBAL HIGH YIELD FUND (2)	BABSON U.S. HIGH YIELD FUND (2)
Net change in unrealized appreciation (depreciation) on investments(5)	$109,656	$217,854	$(488,201)	$181,423
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	33,537	(1,196)	280,889	–
Net change in unrealized appreciation (depreciation) on foreign currency and translation	914	3,070	(5,793)	–
Net change in unrealized appreciation on swap contracts	3,270	36,480	–	–

Net change in unrealized appreciation (depreciation)	147,377	256,208	(213,105)	181,423

Net realized and unrealized gains (losses) on investments	(187,358)	366,439	132,381	469,993

Net increase in net assets resulting from operations	$261,060	$623,916	$1,112,872	$1,523,619

(1)	Fund commenced operations on October 21, 2015.
(2)	Fund commenced operations on October 30, 2015.
(3)	Fund commenced operations on December 8, 2015.
(4)	Net of foreign capital gains taxes of $265.
(5)	Net unrealized depreciation of foreign capital gains taxes of $5,459.

See accompanying Notes to the Financial Statements.

Babson Capital Funds Trust 2016 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BABSON GLOBAL FLOATING RATE FUND		BABSON GLOBAL CREDIT INCOME OPPORTUNITIES FUND
	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015

Operations
Net investment income	$8,206,929	$5,541,218	$5,621,819	$4,332,948
Net realized gain (loss) on investments	(3,068,981)	1,558,409	(2,698,429)	451,988
Net change in unrealized depreciation on investments	(4,711,060)	(5,820,218)	(3,086,490)	(4,970,881)

Net increase (decrease) in net assets from operations	426,888	1,279,409	(163,100)	(185,945)

Dividends to Common Shareholders
Net investment income
Class A	(304,354)	(805,770)	(835,584)	(1,114,861)

Class C	(268,027)	(199,251)	(205,363)	(136,768)

Class I	(1,191,256)	(2,251,195)	(1,782,878)	(2,110,134)

Class Y	(6,742,434)	(4,937,396)	(3,292,537)	(2,778,042)

Net realized gain
Class A	–	(11,345)	–	(186,020)

Class C	–	(2,779)	–	(25,871)

Class I	–	(27,574)	–	(340,131)

Class Y	–	(49,009)	–	(416,997)

Total dividends to common shareholders	(8,506,071)	(8,284,319)	(6,116,362)	(7,108,824)

Capital Share Transactions
Net proceeds from sale of shares	76,837,249	103,090,790	38,204,380	42,681,717
Net Asset Value of shares issued to shareholders in payment of distributions declared	6,057,323	8,079,411	2,714,185	6,926,691
Cost of shares redeemed	(74,331,498)	(52,643,055)	(17,451,036)	(24,420,068)
Redemption fees	–	5,459	–	13,600

Net increase in net assets resulting from capital stock transactions	8,563,074	58,532,605	23,467,529	25,201,940

Total increase in net assets	483,891	51,527,695	17,188,067	17,907,171

Net Assets
Beginning of year	166,159,137	114,631,442	81,732,629	63,825,458

End of year (includes undistributed net investment income of $(1,114,593), $385,459, $(704,256) and $832,841, respectively)	$166,643,028	$166,159,137	$98,920,696	$81,732,629

See accompanying Notes to the Financial Statements.

Babson Capital Funds Trust 2016 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	BABSON ACTIVE SHORT DURATION BOND FUND	BABSON TOTAL RETURN BOND FUND
	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Operations
Net investment income	$1,645,747	$675,606
Net realized loss on investments	(74,313)	(74,427)
Net change in unrealized appreciation on investments	876,577	602,122

Net increase in net assets resulting from operations	2,448,011	1,203,301

Dividends to Common Shareholders
Net investment income
Class A	(189,128)	(5,003)

Class C	(2,030)	(3,522)

Class I	(328,113)	(336,827)

Class Y	(1,108,430)	(338,788)

Net realized gain
Class A	–	(403)

Class C	–	(402)

Class I	–	(24,782)

Class Y	–	(24,827)

Total dividends to common shareholders	(1,627,701)	(734,554)

Capital Share Transactions
Net proceeds from sale of shares	209,020,134	25,427,645
Net Asset Value of shares issued to shareholders in payment of distributions declared	841,543	111,617
Cost of shares redeemed	(54,817,484)	–

Net increase in net assets resulting from capital stock transactions	155,044,193	25,539,262

Total increase in net assets	155,864,503	26,008,009

Net Assets
Beginning of year	–	–

End of period (includes undistributed and distributions in excess of net investment income of $29,798 and $(5,783), respectively)	$155,864,503	$26,008,009

(1)	Fund commenced operations on July 8, 2015.

See accompanying Notes to the Financial Statements.

Babson Capital Funds Trust 2016 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BABSON EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BABSON EMERGING MARKETS LOCAL CURRENCY DEBT FUND
	PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (1)	PERIOD FROM DECEMBER 8, 2015 THROUGH JUNE 30, 2016 (2)

Operations
Net investment income	$448,418	$257,477
Net realized gain (loss) on investments	(334,735)	110,231
Net change in unrealized appreciation on investments	147,377	256,208

Net increase in net assets resulting from operations	261,060	623,916

Dividends to Common Shareholders
Net investment income
Class A	(6,867)	(3,143)

Class C	(5,895)	(2,726)

Class I	(172,655)	(78,768)

Class Y	(172,655)	(78,767)

Net realized gain
Class A	(62)	–

Class C	(62)	–

Class I	(1,488)	–

Class Y	(1,488)	–

Total dividends to common shareholders	(361,172)	(163,404)

Capital Share Transactions
Net proceeds from sale of shares	10,000,000	5,000,000
Net Asset Value of shares issued to shareholders in payment of distributions declared	3,100	–

Net increase in net assets resulting from capital stock transactions	10,003,100	5,000,000

Total increase in net assets	9,902,988	5,460,512

Net Assets
Beginning of year	—	—

End of period (includes undistributed and distributions in excess of net investment income of $(81,669) and $197,484, respectively)	$9,902,988	$5,460,512

(1)	Fund commenced operations on October 21, 2015.
(2)	Fund commenced operations on December 8, 2015.

See accompanying Notes to the Financial Statements.

Babson Capital Funds Trust 2016 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	BABSON GLOBAL HIGH YIELD FUND	BABSON U.S. HIGH YIELD FUND
	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Operations
Net investment income	$980,491	$1,053,626
Net realized gain on investments	345,486	288,570
Net change in unrealized appreciation (depreciation) on investments	(213,105)	181,423

Net increase in net assets resulting from operations	1,112,872	1,523,619

Dividends to Common Shareholders
Net investment income
Class A	(3,764)	(4,605)

Class C	(3,285)	(3,286)

Class I	(486,534)	(559,016)

Class Y	(486,908)	(486,719)

Total dividends to common shareholders	(980,491)	(1,053,626)

Capital Share Transactions
Net proceeds from sale of shares	25,138,500	27,302,500
Net Asset Value of shares issued to shareholders in payment of distributions declared	262	72,759

Net increase in net assets resulting from capital stock transactions	25,138,762	27,375,259

Total increase in net assets	25,271,143	27,845,252

Net Assets
Beginning of year	–	–

End of period (includes undistributed net investment income of $54,471 and $0, respectively)	$25,271,143	$27,845,252

(1)	Fund commenced operations on October 30, 2015.

See accompanying Notes to the Financial Statements.

Babson Global Floating Rate Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$9.60	$10.20	$10.00
Income from investment operations:
Net investment income (2)	0.44	0.44	0.30
Net realized and unrealized gain (loss) on investments	(0.45)	(0.35)	0.08

Total increase from investment operations	(0.01)	0.09	0.38

Less dividends and distributions:
From net investment income	(0.46)	(0.68)	(0.18)
From net realized gain	–	(0.01)	–

Total dividends and distributions	(0.46)	(0.69)	(0.18)

Redemption fees	0.00	0.00 (3)	0.00

Net asset value, at end of year	$9.13	$9.60	$10.20

Total investment return (4)	(0.04)%	0.95%	3.81	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$13,980	$5,153	$12,464
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	1.72%	1.74%	2.27	%(7)
Ratio of net expenses to average net assets	1.05%	1.05%	1.05	%(7)
Ratio of net investment income to average net assets	4.74%	4.44%	3.76	%(7)
Portfolio turnover rate	62.99%	63.17%	49.51	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.05% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Babson Global Floating Rate Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$9.57	$10.16	$10.00
Income from investment operations:
Net investment income (2)	0.37	0.35	0.24
Net realized and unrealized gain (loss) on investments	(0.45)	(0.33)	0.07

Total increase from investment operations	(0.08)	0.02	0.31

Less dividends and distributions:
From net investment income	(0.39)	(0.60)	(0.15)
From net realized gain	–	(0.01)	–

Total dividends and distributions	(0.39)	(0.61)	(0.15)

Redemption fees	0.00	0.00 (3)	0.00

Net asset value, at end of year	$9.10	$9.57	$10.16

Total investment return (4)	(0.81)%	0.30%	3.15	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$6,803	$5,461	$2,396
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	2.50%	3.12%	4.97	%(7)
Ratio of net expenses to average net assets	1.80%	1.80%	1.80	%(7)
Ratio of net investment income to average net assets	4.04%	3.60%	3.07	%(7)
Portfolio turnover rate	62.99%	63.17%	49.51	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.80% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Babson Global Floating Rate Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$9.62	$10.21	$10.00
Income from investment operations:
Net investment income (2)	0.47	0.46	0.30
Net realized and unrealized gain (loss) on investments	(0.45)	(0.34)	0.10

Total increase from investment operations	0.02	0.12	0.40

Less dividends and distributions:
From net investment income	(0.49)	(0.70)	(0.19)
From net realized gain	–	(0.01)	–

Total dividends and distributions	(0.49)	(0.71)	(0.19)

Redemption fees	0.00	0.00 (3)	0.00

Net asset value, at end of year	$9.15	$9.62	$10.21

Total investment return (4)	0.25%	1.34%	4.04	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$19,903	$25,885	$32,772
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	1.29%	1.31%	1.52	%(7)
Ratio of net expenses to average net assets	0.75%	0.75%	0.75	%(7)
Ratio of net investment income to average net assets	5.07%	4.69%	3.72	%(7)
Portfolio turnover rate	62.99%	63.17%	49.51	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Babson Global Floating Rate Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$9.62	$10.21	$10.00
Income from investment operations:
Net investment income (2)	0.47	0.45	0.30
Net realized and unrealized gain (loss) on investments	(0.45)	(0.33)	0.10

Total increase from investment operations	0.02	0.12	0.40

Less dividends and distributions:
From net investment income	(0.49)	(0.70)	(0.19)
From net realized gain	–	(0.01)	–

Total dividends and distributions	(0.49)	(0.71)	(0.19)

Redemption fees	0.00	0.00 (3)	0.00

Net asset value, at end of year	$9.15	$9.62	$10.21

Total investment return (4)	0.22%	1.28%	4.04	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$125,957	$129,659	$66,999
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	1.27%	1.25%	1.53	%(7)
Ratio of net expenses to average net assets	0.75%	0.75%	0.75	%(7)
Ratio of net investment income to average net assets	5.08%	4.58%	3.80	%(7)
Portfolio turnover rate	62.99%	63.17%	49.51	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .75% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Babson Global Credit Income Opportunities Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$9.51	$10.45	$10.00
Income from investment operations:
Net investment income (2)	0.56	0.54	0.40
Net realized and unrealized gain (loss) on investments	(0.66)	(0.57)	0.33

Total increase (decrease) from investment operations	(0.10)	(0.03)	0.73

Less dividends and distributions:
From net investment income	(0.61)	(0.78)	(0.28)
From net realized gain	–	(0.13)	–

Total dividends and distributions	(0.61)	(0.91)	(0.28)

Redemption fees	0.00	0.00 (3)	0.00

Net asset value, at end of year	$8.80	$9.51	$10.45

Total investment return (4)	(0.84)%	(0.11)%	7.30	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$12,340	$12,718	$2,591
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	1.90%	1.98%	3.95	%(7)
Ratio of net expenses to average net assets	1.20%	1.20%	1.20	%(7)
Ratio of net investment income to average net assets	6.28%	5.46%	4.88	%(7)
Portfolio turnover rate	58.08%	84.65%	99.72	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Babson Global Credit Income Opportunities Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$9.50	$10.45	$10.00
Income from investment operations:
Net investment income (2)	0.49	0.47	0.35
Net realized and unrealized gain (loss) on investments	(0.65)	(0.58)	0.32

Total increase (decrease) from investment operations	(0.16)	(0.11)	0.67

Less dividends and distributions:
From net investment income	(0.55)	(0.71)	(0.22)
From net realized gain	–	(0.13)	–

Total dividends and distributions	(0.55)	(0.84)	(0.22)

Redemption fees	0.00	0.00 (3)	0.00

Net asset value, at end of year	$8.79	$9.50	$10.45

Total investment return (4)	(1.59)%	(0.93)%	6.75	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$3,578	$3,579	$944
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	2.91%	4.09%	10.50	%(7)
Ratio of net expenses to average net assets	1.95%	1.95%	1.95	%(7)
Ratio of net investment income to average net assets	5.50%	4.79%	4.39	%(7)
Portfolio turnover rate	58.08%	84.65%	99.72	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Babson Global Credit Income Opportunities Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$9.51	$10.46	$10.00
Income from investment operations:
Net investment income (2)	0.58	0.56	0.41
Net realized and unrealized gain (loss) on investments	(0.65)	(0.58)	0.35

Total increase (decrease) from investment operations	(0.07)	(0.02)	0.76

Less dividends and distributions:
From net investment income	(0.64)	(0.80)	(0.30)
From net realized gain	–	(0.13)	–

Total dividends and distributions	(0.64)	(0.93)	(0.30)

Redemption fees	0.00	0.00 (3)	0.00

Net asset value, at end of year	$8.80	$9.51	$10.46

Total investment return (4)	(0.61)%	0.05%	7.59	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$24,689	$26,428	$26,406
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	1.54%	1.58%	1.83	%(7)
Ratio of net expenses to average net assets	0.95%	0.95%	0.95	%(7)
Ratio of net investment income to average net assets	6.54%	5.69%	5.02	%(7)
Portfolio turnover rate	58.08%	84.65%	99.72	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Babson Global Credit Income Opportunities Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2016	FOR THE YEAR ENDED JUNE 30, 2015	PERIOD FROM SEPTEMBER 16, 2013 THROUGH JUNE 30, 2014 (1)

Per Common Share Data
Net asset value, beginning of year	$9.51	$10.46	$10.00
Income from investment operations:
Net investment income (2)	0.59	0.56	0.41
Net realized and unrealized gain (loss) on investments	(0.66)	(0.58)	0.35

Total increase (decrease) from investment operations	(0.07)	(0.02)	0.76

Less dividends and distributions:
From net investment income	(0.64)	(0.80)	(0.30)
From net realized gain	–	(0.13)	–

Total dividends and distributions	(0.64)	(0.93)	(0.30)

Redemption fees	0.00	0.00 (3)	0.00

Net asset value, at end of year	$8.80	$9.51	$10.46

Total investment return (4)	(0.61)%	0.05%	7.59	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$58,312	$39,006	$33,885
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	1.55%	1.58%	1.84	%(7)
Ratio of net expenses to average net assets	0.95%	0.95%	0.95	%(7)
Ratio of net investment income to average net assets	6.56%	5.67%	5.04	%(7)
Portfolio turnover rate	58.08%	84.65%	99.72	%(5)

(1)	Fund commenced operations on September 16, 2013.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .95% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Babson Active Short Duration Bond Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS A
	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.15
Net realized and unrealized loss on investments	(0.03	)(3)

Total increase from investment operations	0.12

Less dividends and distributions:
From net investment income	(0.14)

Net asset value, at end of year	$9.98

Total investment return (4)	1.17	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$39,992
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	1.18	%(7)
Ratio of net expenses to average net assets	0.65	%(7)
Ratio of net investment income to average net assets	1.51	%(7)
Portfolio turnover rate	218.67	%(5)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .65% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Babson Active Short Duration Bond Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.07
Net realized and unrealized loss on investments	(0.03	)(3)

Total increase from investment operations	0.04

Less dividends and distributions:
From net investment income	(0.07)

Net asset value, at end of year	$9.97

Total investment return (4)	0.39	%(5),(8)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$257
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	5.44	%(7),(8)
Ratio of net expenses to average net assets	1.40	%(7),(8)
Ratio of net investment income to average net assets	0.71	%(7),(8)
Portfolio turnover rate	218.67	%(5)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.90% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.
(8)	Expenses shown reflect an overaccrual of 12b-1 fees for the period of $1,478 or 0.50% of average net assets over the period. Subsequent to the period, the Fund was reimbursed for the overaccrued amount.

See accompanying Notes to the Financial Statements.

Babson Active Short Duration Bond Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.16
Net realized and unrealized loss on investments	(0.03	)(3)

Total increase from investment operations	0.13

Less dividends and distributions:
From net investment income	(0.16)

Net asset value, at end of year	$9.97

Total investment return (4)	1.35	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$5,971
Ratio of total expenses (before reductions and reimbursements) to average net assets (7)	0.96	%(6)
Ratio of net expenses to average net assets	0.44	%(6)
Ratio of net investment income to average net assets	1.67	%(6)
Portfolio turnover rate	218.67	%(5)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.40% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Babson Active Short Duration Bond Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.17
Net realized and unrealized loss on investments	(0.04	)(3)

Total increase from investment operations	0.13

Less dividends and distributions:
From net investment income	(0.16)

Net asset value, at end of year	$9.97

Total investment return (4)	1.36	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$109,645
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	0.87	%(7)
Ratio of net expenses to average net assets	0.41	%(7)
Ratio of net investment income to average net assets	1.73	%(7)
Portfolio turnover rate	218.67	%(5)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.40% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Babson Total Return Bond Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS A
	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.25
Net realized and unrealized gain on investments	0.20

Total increase from investment operations	0.45

Less dividends and distributions:
From net investment income	(0.25)
From net realized gain	(0.02)

Total dividends and distributions	(0.27)

Net asset value, at end of year	$10.18

Total investment return (3)	4.63	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$211
Ratio of total expenses (before reductions and reimbursements) to average net assets (5)	5.60	%(6)
Ratio of net expenses to average net assets	0.80	%(6)
Ratio of net investment income to average net assets	2.52	%(6)
Portfolio turnover rate	434.37	%(4)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .80% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Babson Total Return Bond Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.17
Net realized and unrealized gain on investments	0.21

Total increase from investment operations	0.38

Less dividends and distributions:
From net investment income	(0.18)
From net realized gain	(0.02)

Total dividends and distributions	(0.20)

Net asset value, at end of year	$10.18

Total investment return (3)	3.87	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$204
Ratio of total expenses (before reductions and reimbursements) to average net assets (5)	6.38	%(6)
Ratio of net expenses to average net assets	1.55	%(6)
Ratio of net investment income to average net assets	1.77	%(6)
Portfolio turnover rate	434.37	%(4)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.55% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Babson Total Return Bond Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.27
Net realized and unrealized gain on investments	0.20

Total increase from investment operations	0.47

Less dividends and distributions:
From net investment income	(0.27)
From net realized gain	(0.02)

Total dividends and distributions	(0.29)

Net asset value, at end of year	$10.18

Total investment return (3)	4.89	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$12,582
Ratio of total expenses (before reductions and reimbursements) to average net assets (5)	1.37	%(6)
Ratio of net expenses to average net assets	0.55	%(6)
Ratio of net investment income to average net assets	2.77	%(6)
Portfolio turnover rate	434.37	%(4)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .55% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Babson Total Return Bond Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.27
Net realized and unrealized gain on investments	0.20

Total increase from investment operations	0.47

Less dividends and distributions:
From net investment income	(0.27)
From net realized gain	(0.02)

Total dividends and distributions	(0.29)

Net asset value, at end of year	$10.18

Total investment return (3)	4.89	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$13,011
Ratio of total expenses (before reductions and reimbursements) to average net assets (5)	1.36	%(6)
Ratio of net expenses to average net assets	0.55	%(6)
Ratio of net investment income to average net assets	2.77	%(6)
Portfolio turnover rate	434.37	%(4)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed .55% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Babson Emerging Markets Debt Blended Total Return Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS A
	PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.43
Net realized and unrealized loss on investments	(0.19)

Total increase from investment operations	0.24

Less dividends and distributions:
From net investment income	(0.34)
From net realized gain	(0.00	)(3)

Total dividends and distributions	(0.34)

Net asset value, at end of year	$9.90

Total investment return (4)	2.62	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$198
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	6.82	%(7)
Ratio of net expenses to average net assets	1.16	%(7)
Ratio of net investment income to average net assets	6.52	%(7)
Portfolio turnover rate	83.26	%(5)

(1)	Fund commenced operations on October 21, 2015.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Babson Emerging Markets Debt Blended Total Return Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.38
Net realized and unrealized loss on investments	(0.19)

Total increase from investment operations	0.19

Less dividends and distributions:
From net investment income	(0.29)
From net realized gain	(0.00	)(3)

Total dividends and distributions	(0.29)

Net asset value, at end of year	$9.90

Total investment return (4)	2.10	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$198
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	7.57	%(7)
Ratio of net expenses to average net assets	1.90	%(7)
Ratio of net investment income to average net assets	5.79	%(7)
Portfolio turnover rate	83.26	%(5)

(1)	Fund commenced operations on October 21, 2015.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.
(7)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Babson Emerging Markets Debt Blended Total Return Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.45
Net realized and unrealized loss on investments	(0.19)

Total increase from investment operations	0.26

Less dividends and distributions:
From net investment income	(0.36)
From net realized gain	(0.00	)(3)

Total dividends and distributions	(0.36)

Net asset value, at end of year	$9.90

Total investment return (4)	2.79	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$4,753
Ratio of total expenses (before reductions and reimbursements) to average net assets (7)	2.58	%(6)
Ratio of net expenses to average net assets	0.92	%(6)
Ratio of net investment income to average net assets	6.77	%(6)
Portfolio turnover rate	83.26	%(5)

(1)	Fund commenced operations on October 21, 2015.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Babson Emerging Markets Debt Blended Total Return Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.45
Net realized and unrealized loss on investments	(0.19)

Total increase from investment operations	0.26

Less dividends and distributions:
From net investment income	(0.36)
From net realized gain	(0.00	)(3)

Total dividends and distributions	(0.36)

Net asset value, at end of year	$9.90

Total investment return (4)	2.79	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$4,754
Ratio of total expenses (before reductions and reimbursements) to average net assets (7)	2.58	%(6)
Ratio of net expenses to average net assets	0.92	%(6)
Ratio of net investment income to average net assets	6.77	%(6)
Portfolio turnover rate	83.26	%(5)

(1)	Fund commenced operations on October 21, 2015.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Babson Emerging Markets Local Currency Debt Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS A
	PERIOD FROM DECEMBER 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.50
Net realized and unrealized gain on investments	0.73

Total increase from investment operations	1.23

Less dividends and distributions:
From net investment income	(0.31)

Net asset value, at end of year	$10.92

Total investment return (3)	12.58	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$109
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	8.55	%(5)
Ratio of net expenses to average net assets	1.08	%(5)
Ratio of net investment income to average net assets	8.82	%(5)
Portfolio turnover rate	37.68	%(4)

(1)	Fund commenced operations on December 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Babson Emerging Markets Local Currency Debt Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	PERIOD FROM DECEMBER 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.46
Net realized and unrealized gain on investments	0.73

Total increase from investment operations	1.19

Less dividends and distributions:
From net investment income	(0.27)

Net asset value, at end of year	$10.92

Total investment return (3)	12.13	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$109
Ratio of total expenses (before reductions and reimbursements) to average net assets (5)	9.30	%(6)
Ratio of net expenses to average net assets	1.81	%(6)
Ratio of net investment income to average net assets	8.09	%(6)
Portfolio turnover rate	37.68	%(4)

(1)	Fund commenced operations on December 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Babson Emerging Markets Local Currency Debt Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	PERIOD FROM DECEMBER 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.52
Net realized and unrealized gain on investments	0.73

Total increase from investment operations	1.25

Less dividends and distributions:
From net investment income	(0.33)

Net asset value, at end of year	$10.92

Total investment return (3)	12.73	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$2,621
Ratio of total expenses (before reductions and reimbursements) to average net assets (5)	4.03	%(6)
Ratio of net expenses to average net assets	0.84	%(6)
Ratio of net investment income to average net assets	9.07	%(6)
Portfolio turnover rate	37.68	%(4)

(1)	Fund commenced operations on December 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Babson Emerging Markets Local Currency Debt Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	PERIOD FROM DECEMBER 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.52
Net realized and unrealized gain on investments	0.73

Total increase from investment operations	1.25

Less dividends and distributions:
From net investment income	(0.33)

Net asset value, at end of year	$10.92

Total investment return (3)	12.73	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$2,621
Ratio of total expenses (before reductions and reimbursements) to average net assets (5)	4.03	%(6)
Ratio of net expenses to average net assets	0.84	%(6)
Ratio of net investment income to average net assets	9.07	%(6)
Portfolio turnover rate	37.68	%(4)

(1)	Fund commenced operations on December 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Babson Global High Yield Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS A
	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.38
Net realized and unrealized gain on investments	0.05

Total increase from investment operations	0.43

Less dividends and distributions:
From net investment income	(0.38)

Net asset value, at end of year	$10.05

Total investment return (3)	4.45	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$101
Ratio of total expenses (before reductions and reimbursements) to average net assets (5)	7.14	%(6)
Ratio of net expenses to average net assets	1.04	%(6)
Ratio of net investment income to average net assets	5.83	%(6)
Portfolio turnover rate	83.24	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.05% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Babson Global High Yield Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.33
Net realized and unrealized gain on investments	0.05

Total increase from investment operations	0.38

Less dividends and distributions:
From net investment income	(0.33)

Net asset value, at end of year	$10.05

Total investment return (3)	3.94	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$101
Ratio of total expenses (before reductions and reimbursements) to average net assets (5)	7.89	%(6)
Ratio of net expenses to average net assets	1.78	%(6)
Ratio of net investment income to average net assets	5.09	%(6)
Portfolio turnover rate	83.24	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.80% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Babson Global High Yield Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.39
Net realized and unrealized gain on investments	0.05

Total increase from investment operations	0.44

Less dividends and distributions:
From net investment income	(0.39)

Net asset value, at end of year	$10.05

Total investment return (3)	4.62	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$12,466
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	1.51	%(5)
Ratio of net expenses to average net assets	0.79	%(5)
Ratio of net investment income to average net assets	6.08	%(5)
Portfolio turnover rate	83.24	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.80% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Babson Global High Yield Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.39
Net realized and unrealized gain on investments	0.05

Total increase from investment operations	0.44

Less dividends and distributions:
From net investment income	(0.39)

Net asset value, at end of year	$10.05

Total investment return (3)	4.62	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$12,604
Ratio of total expenses (before reductions and reimbursements) to average net assets (5)	1.51	%(6)
Ratio of net expenses to average net assets	0.79	%(6)
Ratio of net investment income to average net assets	6.08	%(6)
Portfolio turnover rate	83.24	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.80% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Babson U.S. High Yield Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS A
	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.39
Net realized and unrealized gain on investments	0.13

Total increase from investment operations	0.52

Less dividends and distributions:
From net investment income	(0.38)

Net asset value, at end of year	$10.14

Total investment return (3)	5.36	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$206
Ratio of total expenses (before reductions and reimbursements) to average net assets (5)	5.47	%(6)
Ratio of net expenses to average net assets	0.99	%(6)
Ratio of net investment income to average net assets	5.93	%(6)
Portfolio turnover rate	77.52	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.00% as a percentage of average daily net assets.
(6)	Annualized for periods less than one full year.

See accompanying Notes to the Financial Statements.

Babson U.S. High Yield Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.33
Net realized and unrealized gain on investments	0.14

Total increase from investment operations	0.47

Less dividends and distributions:
From net investment income	(0.33)

Net asset value, at end of year	$10.14

Total investment return (3)	4.85	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$101
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	7.30	%(5)
Ratio of net expenses to average net assets	1.73	%(5)
Ratio of net investment income to average net assets	5.08	%(5)
Portfolio turnover rate	77.52	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Babson U.S. High Yield Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.40
Net realized and unrealized gain on investments	0.13

Total increase from investment operations	0.53

Less dividends and distributions:
From net investment income	(0.39)

Net asset value, at end of year	$10.14

Total investment return (3)	5.53	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$14,863
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	1.38	%(5)
Ratio of net expenses to average net assets	0.74	%(5)
Ratio of net investment income to average net assets	6.11	%(5)
Portfolio turnover rate	77.52	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Babson U.S. High Yield Fund 2016 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (2)	0.39
Net realized and unrealized gain on investments	0.14

Total increase from investment operations	0.53

Less dividends and distributions:
From net investment income	(0.39)

Net asset value, at end of year	$10.14

Total investment return (3)	5.52	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$12,675
Ratio of total expenses (before reductions and reimbursements) to average net assets (6)	1.42	%(5)
Ratio of net expenses to average net assets	0.74	%(5)
Ratio of net investment income to average net assets	6.06	%(5)
Portfolio turnover rate	77.52	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Babson Global Floating Rate Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2016

			SHARES	COST	FAIR VALUE
Common Stocks — 0.0%*:
Boomerang Tube LLC¤			2,007	$–	$–
Southcross Energy Partners LP¤			22	–	7,480
Southcross Holdings, L.P.¤			22	–	–

Total Common Stocks			2,051	–	7,480

Total Equities			2,051	–	7,480

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 93.0%**:

Bank Loans — 83.8%**§:

Aerospace and Defense — 1.3%*:
Swissport Investments SA+	6.25%	2/9/2022	700,000	744,876	765,033
TransDigm, Inc.	3.75	5/14/2022	997,597	987,691	981,077
TransDigm, Inc.	3.75	6/9/2023	500,000	496,272	491,770

Total Aerospace and Defense			2,197,597	2,228,839	2,237,880

Automobile — 1.7%*:
FPC Holdings, Inc.	5.25	11/19/2019	1,687,589	1,615,002	1,420,393
Gates Global, Inc.	4.25	7/6/2021	1,457,327	1,452,957	1,379,302

Total Automobile			3,144,916	3,067,959	2,799,695

Beverage, Food and Tobacco — 1.6%*:
Burton’s Foods Ltd.+	5.73	11/27/2020	500,000	674,165	584,918
CTI Foods Holding Co, LLC	4.50	6/29/2020	1,371,857	1,361,757	1,358,138
Del Monte Foods, Inc.	4.25	2/18/2021	244,375	243,564	227,269
Deoleo SA+	4.50	6/11/2021	500,000	677,357	436,503

Total Beverage, Food and Tobacco			2,616,232	2,956,843	2,606,828

Broadcasting and Entertainment — 3.3%*:
All3Media International+	5.25	6/30/2021	1,500,000	2,302,471	1,865,839
Cumulus Media Holdings, Inc.	4.25	12/23/2020	152,239	150,470	106,377
DLG Acquisitions Ltd.+	8.25	6/30/2022	500,000	672,001	468,869
Tech Finance & Co. S.C.A+	5.00	7/10/2020	484,541	541,296	532,917
Tele Columbus AG+	4.50	1/4/2021	500,000	546,701	548,494
Univision Communications, Inc.	4.00	3/1/2020	1,975,030	1,974,505	1,962,331

Total Broadcasting and Entertainment			5,111,810	6,187,444	5,484,827

Buildings and Real Estate — 2.5%*:
Avocado BidCo Luxembourg Sarl+	5.25	2/28/2023	500,000	552,353	552,101
Builders FirstSource, Inc.	6.00	7/31/2022	1,583,526	1,578,862	1,581,547
Cemex SAB de CV+	3.50	7/23/2020	97,070	106,733	107,319
Cemex SAB de CV+	3.96	7/23/2020	441,849	441,849	433,012
DTZ US Borrower LLC	4.25	11/4/2021	1,548,443	1,543,474	1,524,256

Total Buildings and Real Estate			4,170,888	4,223,271	4,198,235

See accompanying Notes to the Financial Statements.

Babson Global Floating Rate Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Cargo Transport — 1.0%*:
XPO Logistics, Inc.	5.50%	11/1/2021	1,737,588	$1,714,987	$1,737,588

Chemicals, Plastics and Rubber — 7.6%*:
Allnex (Luxembourg) & Cy S.C.A.+	4.25	5/31/2023	1,127,743	1,217,002	1,199,330
Allnex USA, Inc.+	4.25	5/31/2023	322,257	320,646	318,229
Chromaflo Technologies Corp.	4.50	12/2/2019	1,202,903	1,201,223	1,181,852
Flint Group GmbH+	4.25	9/7/2021	497,500	534,459	547,960
Flint Group GmbH+	4.50	9/7/2021	90,107	89,431	88,587
Flint Group US LLC+	4.50	9/7/2021	545,072	540,982	535,877
MacDermid European Holdings B.V.	5.50	6/7/2020	496,250	524,303	544,518
MacDermid, Inc.	5.50	6/7/2020	1,470,052	1,444,306	1,448,736
Methanol Holdings (Trinidad) Ltd.	4.25	6/30/2022	1,124,106	1,114,445	1,101,624
Novacap S.A.+	5.00	6/22/2023	500,000	558,050	553,626
OXEA Finance & Cy S.C.A.+	4.50	1/15/2020	494,924	523,736	523,153
OXEA Finance LLC+	4.25	1/15/2020	352,314	346,995	340,204
Styrolution Group GmbH+	6.50	11/7/2019	591,000	729,991	655,534
Tronox Pigments (United States) B.V.+	4.50	3/19/2020	1,396,401	1,345,485	1,333,563
Univar, Inc.	4.25	7/1/2022	978,185	977,110	962,642
Vantage Specialty Chemicals, Inc.	5.00	2/10/2019	1,431,372	1,422,225	1,406,323

Total Chemicals, Plastics and Rubber			12,620,186	12,890,389	12,741,758

Containers, Packaging and Glass — 6.1%*:
Consolidated Container Co. LLC	5.00	7/3/2019	1,477,509	1,476,022	1,423,152
Consolidated Container Co. LLC	7.75	1/3/2020	188,280	185,884	168,354
Hilex Poly Co. LLC	6.00	12/5/2021	400,686	397,535	400,686
Horizon Holdings III SAS+	4.50	8/1/2022	1,000,000	1,129,171	1,104,667
Mauser US Corporate LLC+	4.50	7/31/2021	1,556,468	1,556,584	1,523,393
Mauser US Corporate LLC+	8.75	7/31/2022	120,928	101,622	111,405
Multi Packaging Solutions, Inc.	4.25	9/30/2020	1,867,712	1,857,496	1,844,365
Prolampac Intermediate, Inc.	5.75	8/18/2022	951,795	943,431	938,708
Prolampac Intermediate, Inc.	9.25	8/18/2023	1,000,000	982,122	940,000
Tekni-Plex, Inc.	4.50	6/1/2022	1,663,481	1,643,457	1,630,211

Total Containers, Packaging and Glass			10,226,859	10,273,324	10,084,941

Diversified/Conglomerate Manufacturing — 2.8%*:
Acosta Holdco, Inc.	4.25	9/26/2021	1,401,353	1,393,999	1,345,299
MTS Systems Corp.	4.25	6/21/2023	392,809	388,881	391,336
Pelican Products, Inc.	5.25	4/10/2020	967,841	966,050	938,806
STS Operating, Inc.	4.75	2/12/2021	302,043	302,320	265,798
Tennessee Acquisition Holding B.V.+	5.25	1/27/2023	500,000	534,944	545,858
Triple Point Technology, Inc.	5.25	7/10/2020	336,858	316,873	275,661
Triple Point Technology, Inc.††	9.25	7/10/2021	145,677	138,062	88,863
West Corp.	2.71	7/1/2019	482,319	471,037	469,055
West Corp.	3.75	6/1/2023	285,286	283,859	284,039

Total Diversified/Conglomerate Manufacturing			4,814,186	4,796,025	4,604,715

See accompanying Notes to the Financial Statements.

Babson Global Floating Rate Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Service — 5.1%*:
Aquilex Holdings LLC	5.00%	12/31/2020	183,676	$183,378	$174,492
Atrium Innovations, Inc.+	4.25	2/13/2021	1,118,590	1,112,324	1,083,634
EIG Investors Corp.	6.48	11/9/2019	801,725	802,228	762,304
Garda World Security Corp.+	4.00	11/6/2020	912,967	908,431	884,665
Men’s Wearhouse, Inc. (The)	4.50	6/18/2021	914,636	827,235	878,051
MH Sub I LLC	4.75	7/8/2021	580,887	578,483	576,048
MH Sub I LLC	8.50	7/8/2022	400,000	396,981	386,000
Northgate Information Solutions Ltd.+	6.50	3/23/2022	500,000	517,319	549,787
Power Team Services LLC	8.25	11/6/2020	500,000	496,856	485,000
Prime Security Services Borrower, LLC	4.75	5/2/2022	256,119	253,623	256,439
RP Crown Parent LLC	6.00	12/21/2018	542,637	543,780	509,569
RP Crown Parent LLC	11.25	12/20/2019	678,572	687,724	560,955
Vogue International, Inc.	7.25	2/14/2020	1,427,081	1,436,410	1,424,412

Total Diversified/Conglomerate Service			8,816,890	8,744,772	8,531,356

Ecological — 2.0%*:
Biffa Waste Services Ltd.+	5.59	1/30/2018	2,000,000	3,187,299	2,559,886
Emerald 3 Ltd.+	8.00	5/31/2022	390,426	387,496	347,480
PHS Group PLC+	6.00	4/17/2020	299,197	462,964	396,565

Total Ecological			2,689,623	4,037,759	3,303,931

Electronics — 4.3%*:
CDW LLC	3.25	4/29/2020	1,184,699	1,180,146	1,183,052
Dell Inc.	3.25	5/24/2023	1,800,000	1,791,000	1,792,494
Informatica Corp.	4.50	8/5/2022	1,588,000	1,586,257	1,542,059
Renaissance Learning, Inc.	4.50	4/9/2021	1,478,574	1,461,802	1,439,761
Western Digital Corp.	6.25	4/29/2023	1,186,188	1,156,232	1,189,901

Total Electronics			7,237,461	7,175,437	7,147,267

Finance — 4.9%*:
Alliant Holdings I, Inc.	4.50	8/12/2022	1,240,602	1,230,792	1,220,752
Confie Seguros Holdings II Co.	5.75	11/9/2018	528,596	527,331	521,989
Cunningham Lindsey US, Inc.	5.00	12/10/2019	483,581	482,237	386,865
Cunningham Lindsey US, Inc.	9.25	6/10/2020	748,546	749,763	276,962
Eze Castle Software, Inc.	4.00	4/6/2020	971,818	967,894	965,744
First Data Corp.	4.20	7/8/2022	1,022,479	1,015,485	1,012,254
GENEX Holdings, Inc.	5.25	5/30/2021	1,488,608	1,483,732	1,458,836
Moneygram International, Inc.	4.25	3/27/2020	825,229	778,396	779,065
SAM Finance Lux Sarl+	5.00	12/17/2020	335,477	542,055	446,269
Sedgwick Claims Management Services, Inc.	3.75	3/1/2021	488,750	487,934	477,142
Sedgwick Claims Management Services, Inc.	6.75	2/28/2022	561,418	560,904	537,558

Total Finance			8,695,104	8,826,523	8,083,436

See accompanying Notes to the Financial Statements.

Babson Global Floating Rate Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Healthcare, Education and Childcare — 9.9%*:
ADMI Corp.	5.25%	4/30/2022	1,485,000	$1,494,350	$1,485,000
Amedes Holding AG+	4.75	8/19/2022	500,000	533,751	554,392
AmSurg Corp.	3.50	7/16/2021	379,033	379,023	379,023
CareCore National LLC	5.50	3/5/2021	663,745	663,453	612,305
Explorer Holdings, Inc.	6.00	5/2/2023	528,674	523,495	528,452
Financiere Verdi+	5.50	9/30/2022	500,000	529,891	555,846
Greatbatch Ltd.	5.25	10/27/2022	1,496,250	1,485,613	1,481,287
Jaguar Holding Co. II	4.25	8/18/2022	898,098	894,154	888,893
Kindred Healthcare, Inc.	4.25	4/9/2021	1,686,117	1,637,188	1,631,319
MI Opco Holdings, Inc.	5.75	10/27/2022	433,482	429,543	432,398
Ortho-Clinical Diagnostics, Inc.	4.75	6/30/2021	2,030,840	2,020,194	1,917,458
Rodenstock GmbH+	4.14	5/30/2019	1,500,000	1,766,839	1,564,747
Synarc-Biocore Holdings LLC	5.50	3/10/2021	488,750	485,458	478,975
Synarc-Biocore Holdings LLC	9.25	3/10/2022	500,000	496,427	475,000
Team Health, Inc.	3.75	11/23/2022	465,424	467,722	464,647
Tecomet, Inc.	5.75	12/5/2021	875,916	843,511	823,361
Tunstall Group Holdings Ltd.+	5.74	10/16/2020	500,000	794,461	619,697
Valeant Pharmaceuticals International	5.00	4/1/2022	1,717,928	1,680,724	1,670,204

Total Healthcare, Education and Childcare			16,649,257	17,125,797	16,563,004

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.8%*:
Leslie’s Poolmart, Inc.	4.25	10/16/2019	1,282,448	1,279,643	1,271,765

Hotels, Motels, Inns and Gaming — 1.4%*:
Compass Holdco 2 Ltd.+	5.81	11/10/2022	500,000	755,482	661,105
Cyan Blue Holdco 3 Ltd.+	6.25	2/25/2022	500,000	735,886	657,970
Financiere Sun S.A.S.+	6.00	3/14/2023	500,000	535,686	529,212
HNVR Holdco Ltd.+	6.25	5/31/2023	500,000	549,876	540,310

Total Hotels, Motels, Inns and Gaming			2,000,000	2,576,930	2,388,597

Insurance — 2.5%*:
Asurion LLC	4.25	7/8/2020	578,867	540,354	564,395
Asurion LLC	5.00	5/24/2019	895,890	875,630	890,479
Hub International Ltd.	4.00	10/2/2020	1,712,521	1,707,180	1,679,692
York Risk Services Holding Corp.	4.75	10/1/2021	1,180,662	1,154,289	1,033,079

Total Insurance			4,367,940	4,277,453	4,167,645

Leisure, Amusement, Entertainment — 2.8%*:
AP NMT Acquisition B.V.+	6.75	8/13/2021	610,321	586,753	498,681
AP NMT Acquisition B.V.+	7.00	8/13/2021	534,955	646,763	500,461
AP NMT Acquisition B.V.+	10.00	8/13/2022	182,720	153,135	116,484
Delta 2 (Lux) Sarl+	4.75	7/30/2021	1,587,247	1,583,171	1,524,249
Delta 2 (Lux) Sarl+	7.75	7/31/2022	437,500	436,840	413,984
Tackle Sarl+	5.50	6/15/2022	500,000	553,792	554,992
WMG Acquisition Corp.	3.75	7/1/2020	1,056,162	1,049,160	1,042,960

Total Leisure, Amusement, Entertainment			4,908,905	5,009,614	4,651,811

See accompanying Notes to the Financial Statements.

Babson Global Floating Rate Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 5.6%*:
Alison Bidco Sarl+	5.25%	8/29/2021	292,056	$289,892	$284,512
Apex Tool Group LLC	4.50	1/31/2020	1,984,616	1,957,463	1,935,000
Doncasters Finance US LLC	4.50	4/9/2020	1,698,022	1,653,681	1,633,497
Gardner Denver, Inc.	4.25	7/30/2020	1,630,786	1,550,201	1,497,600
Husky Injection Molding Systems Ltd.+	4.25	6/30/2021	937,249	936,576	929,929
Husky Injection Molding Systems Ltd.+	7.25	6/30/2022	369,936	356,368	357,451
Intelligrated, Inc.	4.50	7/30/2018	1,697,045	1,690,611	1,682,196
Schenck Measuring and Process Technologies+	6.25	5/13/2022	500,000	547,767	548,866
Silver II US Holdings LLC	4.00	12/13/2019	435,311	431,985	389,603

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			9,545,021	9,414,544	9,258,654

Mining, Steel, Iron and Non-Precious Metals — 3.1%*:
Arch Coal, Inc.	5.00	1/31/2017	540,905	540,905	532,792
Arch Coal, Inc.	7.50	5/16/2018	1,479,606	1,297,709	678,769
Boomerang Tube LLC¤	15.00	2/2/2020	32,825	32,900	32,825
Boomerang Tube LLC¤	17.50	2/2/2020	72,403	72,403	72,403
Boomerang Tube LLC¤	15.65	2/2/2020	87,925	87,925	87,925
Boomerang Tube LLC¤	20.00	2/2/2020	31,324	28,767	28,192
Fortescue Metals Group Ltd. (FMG Resources)+	4.25	6/30/2019	1,320,413	1,232,936	1,260,994
H.C. Starck GmbH+	8.00	5/30/2020	1,043,603	1,040,548	967,605
Murray Energy Corp.	7.50	4/16/2020	742,142	725,161	538,052
Peabody Energy Corp.	4.25	9/24/2020	617,204	566,238	260,510
Peabody Energy Corp.	10.00	9/12/2017	160,099	153,100	164,701
Zekelman Industries, Inc.	6.00	6/14/2021	601,399	595,385	600,395

Total Mining, Steel, Iron and Non-Precious Metals			6,729,848	6,373,977	5,225,163

Oil and Gas — 3.8%*:
Caelus Energy Alaska O3 LLC	8.75	4/15/2020	1,692,308	1,554,755	998,461
CITGO Holding, Inc.	9.50	5/12/2018	618,276	616,473	622,141
Drillships Financing Holding, Inc.	6.00	3/31/2021	984,772	863,305	383,076
Fieldwood Energy LLC	7.00	9/28/2018	555,855	492,305	457,652
Fieldwood Energy LLC PIK	7.13	9/30/2020	1,613,838	754,143	629,619
Floatel International Ltd.	6.00	6/27/2020	402,352	399,639	243,825
Paragon Offshore Finance Co.	5.25	7/18/2021	545,863	456,294	136,466
Sabine Oil & Gas LLC~	10.00	12/31/2018	700,000	706,294	23,625
Seadrill Partners Finco LLC	4.00	2/21/2021	1,774,626	1,186,056	787,934
Southcross Holdings Borrower LP	9.00	4/13/2023	19,460	19,460	16,347
Templar Energy LLC	8.50	11/25/2020	361,162	287,351	90,291
TPF II Power LLC	5.52	10/2/2021	499,094	496,270	496,808
Western Refining, Inc.	4.50	6/23/2023	1,500,000	1,470,000	1,459,380

Total Oil and Gas			11,267,606	9,302,345	6,345,625

See accompanying Notes to the Financial Statements.

Babson Global Floating Rate Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Personal and Non-Durable Consumer Products Mfg. Only — 0.3%*:
Coty Inc.	3.50%		10/27/2022	500,000	$567,238	$553,027

Personal Transportation — 0.8%*:
Travelport Finance (Luxembourg) Sarl	5.00		9/2/2021	1,305,933	1,304,074	1,297,771

Personal, Food and Miscellaneous — 0.1%*:
Redtop Acquisitions Ltd.+	8.25		6/3/2021	155,189	153,912	146,364

Printing and Publishing — 1.6%*:
Cengage Learning Holdings II L.P.	4.25		6/7/2023	941,511	932,096	929,742
Springer Science+Business Media Deutschland GmbH+	3.50		8/14/2020	1,892,619	1,883,290	1,816,914

Total Printing and Publishing				2,834,130	2,815,386	2,746,656

Retail Stores — 5.3%*:
Academy, Ltd.	5.00		7/1/2022	1,588,853	1,549,580	1,485,578
Advantage Sales & Marketing, Inc.	4.25		7/23/2021	1,582,446	1,575,973	1,539,593
Container Store, Inc. (The)	4.25		4/6/2019	498,587	452,742	432,524
Kirk Beauty One GmbH+	6.00		8/13/2022	799,999	889,638	887,897
Mattress Holding Corp.	6.25		10/20/2021	1,564,722	1,520,986	1,525,604
Maxeda DIY B.V.+	7.00		6/28/2019	583,334	648,219	521,580
NBTY, Inc.	5.00		5/5/2023	1,800,000	1,797,495	1,783,926
Talbots, Inc. (The)	5.50		3/19/2020	730,735	711,592	706,986

Total Retail Stores				9,148,676	9,146,225	8,883,688

Telecommunications — 0.7%*:
Eircom Finco Sarl+	4.50		5/31/2022	500,000	544,791	545,065
Equinix, Inc.	4.50		1/8/2023	498,750	747,158	662,301

Total Telecommunications				998,750	1,291,949	1,207,366

Utilities — 0.9%*:
Dynegy, Inc.	4.00		6/20/2023	1,500,000	1,485,000	1,472,820

Total Bank Loans				147,273,043	149,247,659	139,742,413

Corporate Bonds — 9.2%**:

Aerospace and Defense — 0.1%*:
Swissport Investments SA+	6.75		12/15/2021	100,000	109,490	113,749

Banking — 0.1%*:
Lock AS+	5.50	#	8/15/2020	100,000	110,780	108,756
Lock AS+	7.00		8/15/2021	100,000	134,225	112,917

Total Banking				200,000	245,005	221,673

Beverage, Food and Tobacco — 0.1%*:
Pizzaexpress Financing 2 PLC+	6.63		8/1/2021	100,000	169,730	124,783

See accompanying Notes to the Financial Statements.

Babson Global Floating Rate Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Broadcasting and Entertainment — 0.1%*:
Entertainment One Ltd.+	6.88%		12/15/2022	100,000	$150,241	$133,711

Buildings and Real Estate — 0.1%*:
Paroc Group Oy+	6.25		5/15/2020	100,000	137,565	110,087
Paroc Group Oy MTN+	4.99	#	5/15/2020	100,000	137,565	106,814

Total Buildings and Real Estate				200,000	275,130	216,901

Cargo Transport — 0.3%*:
Deck Chassis Acquisition, Inc.^	10.00		6/15/2023	336,000	336,000	347,760
WFS Global Holding SAS+	9.50		7/15/2022	100,000	113,435	103,762

Total Cargo Transport				436,000	449,435	451,522

Chemicals, Plastics and Rubber — 0.3%*:
Ineos Finance PLC+	4.00		5/1/2023	150,000	162,382	159,647
Pinnacle Operating Corp.^	9.00		11/15/2020	500,000	528,431	420,000
TPC Group, Inc.^	8.75		12/15/2020	1,000	725	783

Total Chemicals, Plastics and Rubber				651,000	691,538	580,430

Containers, Packaging and Glass — 0.6%*:
Innovia Group Finance PLC+	4.74	#	3/31/2020	500,000	684,794	546,552
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu#^	4.13		7/15/2021	222,000	219,784	222,555
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu^	5.13		7/15/2023	178,000	178,000	180,225
Verallia Packaging SASU+	5.13		8/1/2022	100,000	109,775	113,610

Total Containers, Packaging and Glass				1,000,000	1,192,353	1,062,942

Diversified/Conglomerate Manufacturing — 0.3%*:
Appvion, Inc.^	9.00		6/1/2020	460,000	466,443	260,475
Galapagos SA+	4.49	#	6/15/2021	200,000	272,630	205,304

Total Diversified/Conglomerate Manufacturing				660,000	739,073	465,779

Diversified/Conglomerate Service — 0.7%*:
Carlson Travel Holdings, Inc. PIK^	7.50		8/15/2019	470,000	474,066	448,850
Sabre GLBL, Inc.^	5.38		4/15/2023	561,000	571,534	573,622
Verisure Holding AB+	6.00		11/1/2022	100,000	110,105	118,133

Total Diversified/Conglomerate Service				1,131,000	1,155,705	1,140,605

Electronics — 0.2%*:
Prime Security Services Borrower LLC/Prime Finance, Inc.^	9.25		5/15/2023	271,000	271,000	287,260

Finance — 1.0%*:
Arrow Global Finance PLC+	4.75		5/1/2023	100,000	111,201	109,310
Arrow Global Finance PLC+	4.99	#	11/1/2021	150,000	167,753	165,630

See accompanying Notes to the Financial Statements.

Babson Global Floating Rate Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Finance (Continued)
First Data Corp.^	5.00%		1/15/2024	179,000	$177,910	$179,448
Galaxy Bidco Ltd.+	5.59	#	11/15/2019	100,000	161,168	131,527
Garfunkelux Holdco 3 SA+	8.50		11/1/2022	250,000	386,655	314,807
Marlin Intermediate Holdings PLC MTN+	10.50		8/1/2020	500,000	825,386	718,875

Total Finance				1,279,000	1,830,073	1,619,597

Grocery — 0.1%*:
Premier Foods Finance PLC+	5.57	#	3/16/2020	100,000	167,370	124,571
Premier Foods Finance PLC+	6.50		3/15/2021	100,000	146,396	126,469

Total Grocery				200,000	313,766	251,040

Healthcare, Education and Childcare — 1.3%*:
Care UK Health & Social Care PLC+	5.59	#	7/15/2019	343,000	521,188	374,427
HCA, Inc.	5.25		6/15/2026	82,000	82,000	85,126
Prospect Medical Holdings, Inc.^	8.38		5/1/2019	435,000	456,126	452,400
Tenet Healthcare Corp.#	4.15		6/15/2020	789,000	785,808	779,138
Unilabs Subholding AB+	7.25	#	7/15/2018	400,000	549,479	436,354

Total Healthcare, Education and Childcare				2,049,000	2,394,601	2,127,445

Hotels, Motels, Inns and Gaming — 0.2%*:
Gala Group Finance PLC+	8.88		9/1/2018	125,714	196,315	171,373
TVL Finance PLC+	8.50		5/15/2023	100,000	147,170	128,366

Total Hotels, Motels, Inns and Gaming				225,714	343,485	299,739

Leisure, Amusement, Entertainment — 0.4%*:
Odeon & UCI Finco PLC MTN+	9.00		8/1/2018	100,000	157,204	134,190
Vougeot Bidco PLC+	5.00	#	7/15/2020	100,000	134,939	109,532
WMG Acquisition Corp.	6.25		1/15/2021	387,000	466,220	440,210

Total Leisure, Amusement, Entertainment				587,000	758,363	683,932

Oil and Gas — 0.5%*:
Sabine Pass Liquefaction LLC	5.63		3/1/2025	495,000	495,000	493,144
Shelf Drilling Holdings Ltd.+^	8.63		11/1/2018	438,000	380,345	321,930

Total Oil and Gas				933,000	875,345	815,074

Personal Transportation — 0.1%*:
AA Bond Co. Ltd.+	5.50		7/31/2043	150,000	223,140	190,202

Personal, Food and Miscellaneous — 0.3%*:
Brakes Capital+	7.13		12/15/2018	300,000	512,081	413,593
Brakes Capital MTN+	4.74	#	12/15/2018	100,000	136,645	112,018

Total Personal, Food and Miscellaneous				400,000	648,726	525,611

Retail Stores — 1.4%*:
Boing Group Financing PLC MTN+	6.63		7/15/2019	350,000	397,624	356,174
Brighthouse Group PLC MTN+	7.88		5/15/2018	150,000	242,271	179,549

See accompanying Notes to the Financial Statements.

Babson Global Floating Rate Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Retail Stores (Continued)
House of Fraser Funding PLC+	6.32	#%	9/15/2020	300,000	$464,335	$371,579
HSS Financing PLC+	6.75		8/1/2019	68,000	112,557	88,171
Takko Luxembourg 2 S.C.A. MTN+	9.88		4/15/2019	425,000	360,239	267,658
Travelex Financing PLC+	6.59	#	8/1/2018	700,000	1,122,407	927,215
Travelex Financing PLC+	8.00		8/1/2018	100,000	158,773	134,057

Total Retail Stores				2,093,000	2,858,206	2,324,403

Telecommunications — 0.7%*:
Numericable-SFR+	5.38		5/15/2022	100,000	138,295	112,484
Numericable-SFR SA^+	7.38		5/1/2026	217,000	217,000	214,559
Numericable-SFR SAS+	5.63		5/15/2024	100,000	138,165	111,625
Numericable-SFR SAS+^	6.00		5/15/2022	646,000	645,327	628,235
Wind Acquisition Finance SA+	4.13	#	7/15/2020	150,000	159,292	163,806

Total Telecommunications				1,213,000	1,298,079	1,230,709

Utilities — 0.3%*:
Calpine Corp.^	5.25		6/1/2026	449,000	449,000	447,878

Total Corporate Bonds				14,427,714	17,441,484	15,314,985

Total Fixed Income				161,700,757	166,689,143	155,057,398

Short-Term Investment — 10.6%*:

Bank Deposit — 10.6%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01		7/1/2016	17,598,766	17,598,766	17,598,766

Total Investments				179,301,574	184,287,909	172,663,644

Other assets and liabilities — (3.6%)						(6,020,616)

Net Assets — 100.0%						$166,643,028

MTN	Medium Term Note
PIK	Payment-in-kind
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	69.1%
United Kingdom	10.8%
Germany	8.6%
France	2.9%
Canada	2.1%
Netherlands	1.4%
Luxembourg	1.0%
Other (Individually less than 1%)	4.1%

Total	100.0%

See accompanying Notes to the Financial Statements.

Babson Global Floating Rate Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2016. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.
#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2016.
¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
††	Illiquid security.
~	Defaulted security.

A summary of outstanding financial instruments at June 30, 2016 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED (DEPRECIATION)
7/14/16	Morgan Stanley & Co.	EUR	1,030,894	1,144,388	1,167,059	$(22,671)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION
7/14/16	Morgan Stanley & Co.	EUR	19,508,862	21,656,653	22,174,079	$517,426
7/14/16	Morgan Stanley & Co.	GBP	10,383,160	13,823,268	15,125,284	1,302,016

Net unrealized appreciation on forward foreign exchange contracts to sell						$1,819,442

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Babson Global Credit Income Opportunities Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2016

				SHARES	COST	FAIR VALUE
Equities — 0.4%*:

Common Stocks — 0.4%*:

Energy Equipment and Services — 0.0%*:
Southcross Energy Partners LP¤				11	$–	$3,740
Southcross Holdings, L.P.(1)¤				11	–	–

Total Energy Equipment and Services				22	–	3,740

Mining, Steel, Iron and Non-Precious Metals — 0.0%*:
Boomerang Tube LLC¤				2,007	–	–

Retail Stores — 0.4%*:
Maxeda DIY B.V.¤+				18,859,871	373,738	418,595
Maxeda DIY B.V.¤+				10,446	–	–

Total Retail Stores				18,870,317	373,738	418,595

Total Common Stocks				18,872,346	373,738	422,335

Total Equities				18,872,346	373,738	422,335

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 94.2%**:

Asset-Backed Securities — 15.3%*:

CDO/CLO — 15.3%*:
ALM VI Ltd. 2012-6A ER^	7.23	#%	7/15/2026	371,795	230,356	257,052
Apidos CLO XII 2013-12A F^	5.53	#	4/15/2025	500,000	451,875	328,664
Apidos CLO XV 2013-15A E^	6.13	#	10/20/2025	500,000	465,123	339,689
Apidos CLO XVI 2013-16A D^	5.13	#	1/19/2025	500,000	442,694	397,811
Atlas Senior Loan Fund VI Ltd. 2014-6A E^	5.83	#	10/15/2026	800,000	735,393	634,592
Atrium IX 9A E^	5.67	#	2/28/2024	500,000	425,078	425,691
Avery Point IV CLO Ltd. 2014-1A E^	5.24	#	4/25/2026	500,000	463,831	371,993
BlueMountain CLO Ltd. 2014-1A^	Zero Coupon		4/30/2026	250,000	239,846	151,935
Cairn CLO B.V. 2013-3A E+^	4.90	#	10/20/2028	1,000,000	1,024,133	928,275
Carlyle Global Market Strategies CLO Ltd. 2013-3A D^	5.23	#	7/15/2025	500,000	460,710	407,187
Carlyle Global Market Strategies CLO Ltd. 2013-4A E^	5.13	#	10/15/2025	500,000	465,696	404,993
Carlyle Global Market Strategies CLO Ltd. 2013-4A F^	5.83	#	10/15/2025	500,000	458,383	331,216
Carlyle Global Market Strategies CLO Ltd. 2014-1A E^	5.08	#	4/17/2025	1,000,000	893,280	794,170
Carlyle Global Market Strategies CLO Ltd. 2014-5A D^	5.40	#	10/16/2025	500,000	455,594	401,317
Dryden 41 Senior Loan Fund 2015-41A E^	6.28	#	1/15/2028	500,000	466,242	421,336
Dryden XXXI Senior Loan Fund 2014-31A E^	4.88	#	4/18/2026	1,000,000	898,673	751,275
Dryden XXXI Senior Loan Fund 2014-31A F^	5.98	#	4/18/2026	500,000	463,832	298,623
Eaton Vance CLO Ltd. 2013-1A D^	5.63	#	11/13/2024	500,000	467,898	407,076
GoldenTree Loan Opportunities VII Ltd. 2013-7A F^	5.89	#	4/25/2025	500,000	469,210	336,519

See accompanying Notes to the Financial Statements.

Babson Global Credit Income Opportunities Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

CDO/CLO (Continued)
LCM XIII LP 13A E^	5.48	#%	1/19/2023	750,000	$707,677	$638,751
LCM XV LP 15A E1^	5.11	#	8/25/2024	500,000	469,832	394,811
LCM XVII LP 17A E^	5.38	#	10/15/2026	1,000,000	902,772	803,130
Madison Park Funding XIII Ltd. 2014-13A^	Zero Coupon		1/19/2025	500,000	394,736	354,753
Oak Hill Credit Partners X Ltd. 2014-10A^	Zero Coupon		7/20/2026	500,000	453,505	283,924
OHA Credit Partners IX Ltd. 2013-9A E^	5.63		10/20/2025	500,000	470,375	415,331
Pinnacle Park CLO Ltd. 2014-1A E^	5.58	#	4/15/2026	500,000	471,820	392,733
Seneca Park CLO Ltd. 2014-1A E^	5.33	#	7/17/2026	1,020,000	933,579	761,009
Silver Spring CLO Ltd. 2014-1A E^	5.53	#	10/15/2026	1,000,000	910,783	506,569
Symphony CLO XI Ltd. 2013-11A D^	4.63	#	1/17/2025	500,000	456,082	485,608
Tryon Park CLO Ltd. 2013-1A D^	5.03	#	7/15/2025	500,000	466,314	396,610
Voya CLO Ltd. 2013-2A E^	6.14	#	4/25/2025	500,000	468,776	326,356
Voya CLO Ltd. 2013-3A D^	5.13	#	1/18/2026	750,000	680,800	601,660
Voya CLO Ltd. 2014-3A D^	5.64	#	7/25/2026	500,000	459,893	388,045

Total CDO/CLO				19,941,795	18,224,791	15,138,704

Total Asset-Backed Securities				19,941,795	18,224,791	15,138,704

Bank Loans — 24.3%**§:

Aerospace and Defense — 1.1%*:
Swissport Investments SA+	6.25		2/9/2022	500,000	532,054	546,452
TransDigm, Inc.	3.75		5/14/2022	497,603	492,194	489,363

Total Aerospace and Defense				997,603	1,024,248	1,035,815

Beverage, Food and Tobacco — 0.4%*:
Deoleo SA+	4.50		6/11/2021	500,000	554,155	436,503

Broadcasting and Entertainment — 0.6%*:
All3Media International+	5.25		6/30/2021	500,000	834,582	621,947

Chemicals, Plastics and Rubber — 2.3%*:
Allnex (Luxembourg) & Cy S.C.A.+	4.25		5/31/2023	285,162	283,736	281,597
Allnex USA, Inc.+	4.25		5/31/2023	214,838	213,764	212,153
MacDermid, Inc.	5.50		6/7/2020	464,875	456,733	458,134
Methanol Holdings (Trinidad) Ltd.	4.25		6/30/2022	348,965	345,966	341,986
Styrolution Group GmbH+	6.50		11/7/2019	492,500	608,326	546,279
Tronox Pigments (United States) B.V.	4.50		3/19/2020	498,715	479,217	476,272

Total Chemicals, Plastics and Rubber				2,305,055	2,387,742	2,316,421

Containers, Packaging and Glass — 0.6%*:
Consolidated Container Co. LLC	7.75		1/3/2020	94,140	92,942	84,177
Prolampac Intermediate, Inc.	9.25		8/18/2023	500,000	491,061	470,000

Total Containers, Packaging and Glass				594,140	584,003	554,177

See accompanying Notes to the Financial Statements.

Babson Global Credit Income Opportunities Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Diversified/Conglomerate Manufacturing — 0.8%*:
MTS Systems Corp.	4.25%	6/21/2023	111,340	$109,842	$110,923
Triple Point Technology, Inc.	5.25	7/10/2020	336,858	316,873	275,661
Triple Point Technology, Inc.††	9.25	7/10/2021	50,846	47,922	31,016
West Corp.	2.71	7/1/2019	356,497	348,158	346,693

Total Diversified/Conglomerate Manufacturing			855,541	822,795	764,293

Diversified/Conglomerate Service — 2.1%*:
Aquilex Holdings LLC	5.00	12/31/2020	91,838	91,689	87,246
Atrium Innovations, Inc.+	4.25	2/13/2021	459,352	458,202	444,997
MH Sub I LLC	8.50	7/8/2022	650,000	646,694	627,250
Power Team Services LLC	8.25	11/6/2020	300,000	299,037	291,000
RP Crown Parent LLC	6.00	12/21/2018	542,637	543,780	509,569
RP Crown Parent LLC	11.25	12/20/2019	178,571	182,012	147,619

Total Diversified/Conglomerate Service			2,222,398	2,221,414	2,107,681

Ecological — 0.8%*:
Biffa Waste Services Ltd.+	5.59	1/30/2018	500,000	702,492	639,972
Emerald 3 Ltd.+	8.00	5/31/2022	196,488	193,638	174,874

Total Ecological			696,488	896,130	814,846

Electronics — 0.2%*:
Western Digital Corp.	6.25	4/29/2023	205,471	199,445	206,114

Finance — 0.9%*:
Moneygram International, Inc.	4.25	3/27/2020	632,629	604,358	597,240
Sedgwick Claims Management Services, Inc.	3.75	3/1/2021	291,932	291,444	284,998

Total Finance			924,561	895,802	882,238

Healthcare, Education and Childcare — 1.9%*:
Rodenstock GmbH+	4.14	5/30/2019	500,000	533,123	521,582
Synarc-Biocore Holdings LLC	5.50	3/10/2021	391,861	389,221	384,024
Synarc-Biocore Holdings LLC	9.25	3/10/2022	500,000	496,427	475,000
Tecomet, Inc.	5.75	12/5/2021	576,570	548,549	541,976

Total Healthcare, Education and Childcare			1,968,431	1,967,320	1,922,582

Hotels, Motels, Inns and Gaming — 0.7%*:
Compass Holdco 2 Ltd.+	5.82	11/10/2022	500,000	755,482	661,105

Leisure, Amusement, Entertainment — 1.5%*:
AP NMT Acquisition B.V.+	7.00	8/13/2021	399,222	487,112	373,480
AP NMT Acquisition B.V.+	10.00	8/13/2022	300,000	281,518	191,250
Delta 2 (Lux) Sarl+	7.75	7/31/2022	125,000	124,628	118,281
WMG Acquisition Corp.	3.75	7/1/2020	790,545	784,550	780,663

Total Leisure, Amusement, Entertainment			1,614,767	1,677,808	1,463,674

See accompanying Notes to the Financial Statements.

Babson Global Credit Income Opportunities Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 1.0%*:
Alison Bidco Sarl+	5.25%	8/29/2021	146,028	$144,946	$142,256
Gardner Denver, Inc.	4.25	7/30/2020	864,934	824,936	794,295

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			1,010,962	969,882	936,551

Mining, Steel, Iron and Non-Precious Metals — 1.2%*:
Arch Coal, Inc.	5.00	1/31/2017	269,993	269,993	265,943
Arch Coal, Inc.	7.50	5/16/2018	738,547	732,820	338,808
Boomerang Tube LLC¤	15.00	2/2/2020	32,825	32,900	32,825
Boomerang Tube LLC¤	15.65	2/2/2020	87,925	87,925	87,925
Boomerang Tube LLC¤	17.50	2/2/2020	72,403	72,403	72,403
Boomerang Tube LLC¤	20.00	2/2/2020	31,324	28,767	28,192
Murray Energy Corp.	7.50	4/16/2020	197,750	193,225	143,369
Zekelman Industries, Inc.	6.00	6/14/2021	180,195	178,393	179,894

Total Mining, Steel, Iron and Non-Precious Metals			1,610,962	1,596,426	1,149,359

Oil and Gas — 2.8%*:
American Energy – Marcellus LLC	7.50	8/4/2021	60,369	59,708	8,955
Caelus Energy Alaska O3 LLC	8.75	4/15/2020	846,154	774,350	499,231
Fieldwood Energy LLC	7.00	9/30/2018	649,368	575,127	534,644
Fieldwood Energy LLC PIK	7.13	9/30/2020	1,885,340	767,304	735,543
Floatel International Ltd.	6.00	6/27/2020	201,176	199,820	121,913
Jonah Energy LLC	7.50	5/12/2021	173,566	171,753	151,436
Paragon Offshore Finance Co.	5.25	7/18/2021	479,874	390,543	119,968
Seadrill Partners Finco LLC	4.00	2/21/2021	253,761	160,141	112,670
Southcross Holdings Borrower LP	9.00	4/13/2023	9,730	9,730	8,173
Western Refining, Inc.	4.50	6/23/2023	500,000	490,000	486,460

Total Oil and Gas			5,059,338	3,598,476	2,778,993

Printing and Publishing — 2.0%*:
Springer Science+Business Media Deutschland GmbH+	3.75	8/14/2020	500,000	559,816	552,101
Springer Science+Business Media Deutschland GmbH+	9.00	8/14/2021	1,300,000	1,496,048	1,471,528

Total Printing and Publishing			1,800,000	2,055,864	2,023,629

Retail Stores — 2.1%*:
Academy, Ltd.	5.00	7/1/2022	497,341	475,749	465,014
Container Store, Inc. (The)	4.25	4/6/2019	498,587	452,742	432,524
Mattress Holding Corp.	6.25	10/20/2021	623,952	608,664	608,354
Maxeda DIY B.V.+	7.00	6/28/2019	583,333	635,206	521,579

Total Retail Stores			2,203,213	2,172,361	2,027,471

See accompanying Notes to the Financial Statements.

Babson Global Credit Income Opportunities Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Utilities — 1.3%*:
Dynegy, Inc.	4.00%		6/20/2023	499,093	$494,102	$490,050
EFS Cogen Holdings I LLC	4.25		6/22/2023	794,138	786,180	795,130

Total Utilities				1,293,231	1,280,282	1,285,180

Total Bank Loans				26,862,161	26,494,217	23,988,579

Corporate Bonds — 54.6%**:

Aerospace and Defense — 0.8%*:
CPI International, Inc.	8.75		2/15/2018	814,000	824,199	807,895

Automobile — 3.4%*:
Allied Specialty Vehicles, Inc.^	8.50		11/1/2019	1,000,000	1,022,242	1,012,500
Gates Global LLC/Gates Global Co.^	6.00		7/15/2022	1,000,000	775,486	875,000
International Automotive Components Group SA^	9.13		6/1/2018	940,000	956,280	940,000
JB Poindexter & Co., Inc.^	9.00		4/1/2022	500,000	521,420	520,000

Total Automobile				3,440,000	3,275,428	3,347,500

Banking — 0.3%*:
Lock AS+	7.00		8/15/2021	250,000	335,562	282,293

Beverage, Food and Tobacco — 0.9%*:
Boparan Finance PLC+	5.50		7/15/2021	450,000	625,868	522,682
Pizzaexpress Financing 2 PLC+	6.63		8/1/2021	150,000	254,595	187,175
US Foods, Inc.^	5.88		6/15/2024	154,000	154,000	157,850

Total Beverage, Food and Tobacco				754,000	1,034,463	867,707

Broadcasting and Entertainment — 2.6%*:
DISH DBS Corp.^	7.75		7/1/2026	750,000	755,615	772,500
Entertainment One Ltd.+	6.88		12/15/2022	200,000	302,472	267,422
RCN Telecom Services LLC/RCN Capital Corp.^	8.50		8/15/2020	775,000	777,436	794,375
Unitymedia GmbH+	3.75		1/15/2027	300,000	335,460	304,626
Univision Communications, Inc.^	8.50		5/15/2021	393,000	400,809	410,685

Total Broadcasting and Entertainment				2,418,000	2,571,792	2,549,608

Buildings and Real Estate — 1.9%*:
Brookfield Residential Properties, Inc.^+	6.38		5/15/2025	400,000	365,076	365,000
Cemex Finance LLC+^	9.38		10/12/2022	400,000	434,122	440,000
Cemex SAB de CV+	4.38		3/5/2023	100,000	111,980	107,746
Keystone Financing PLC+	9.50		10/15/2019	350,000	564,491	469,618
Paroc Group Oy+	6.25		5/15/2020	100,000	137,565	110,087
Paroc Group Oy MTN+	4.99	#	5/15/2020	100,000	137,565	106,813
William Lyon Homes, Inc.	7.00		8/15/2022	295,000	300,349	292,050

Total Buildings and Real Estate				1,745,000	2,051,148	1,891,314

See accompanying Notes to the Financial Statements.

Babson Global Credit Income Opportunities Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Cargo Transport — 2.9%*:
Deck Chassis Acquisition, Inc.^	10.00%	6/15/2023	580,000	$580,000	$600,300
DH Services Luxembourg Sarl^	7.75	12/15/2020	200,000	204,415	209,500
Moto Finance PLC+	6.38	9/1/2020	200,000	300,551	271,575
OPE KAG Finance Sub, Inc.^	7.88	7/31/2023	1,367,000	1,367,000	1,346,495
WFS Global Holding SAS+	9.50	7/15/2022	150,000	170,153	155,643
WFS Global Holding SAS+	12.50	12/30/2022	300,000	328,145	298,660

Total Cargo Transport			2,797,000	2,950,264	2,882,173

Chemicals, Plastics and Rubber — 3.6%*:
Consolidated Energy Finance SA+^	6.75	10/15/2019	1,000,000	994,310	940,000
Huntsman International LLC	4.25	4/1/2025	300,000	279,134	301,131
Ineos Finance PLC+	4.00	5/1/2023	200,000	216,510	212,863
LSB Industries, Inc.	7.75	8/1/2019	270,000	232,239	268,988
Monitchem HoldCo 3 SA+	5.25	6/15/2021	100,000	112,352	109,310
OMNOVA Solutions, Inc.	7.88	11/1/2018	723,000	733,034	723,000
Pinnacle Operating Corp.^	9.00	11/15/2020	600,000	613,261	504,000
PSPC Escrow Corp.	6.00	2/1/2023	250,000	243,335	234,435
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.	6.38	5/1/2022	200,000	219,674	223,226

Total Chemicals, Plastics and Rubber			3,643,000	3,643,849	3,516,953

Containers, Packaging and Glass — 3.7%*:
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.+	6.75	5/15/2024	300,000	343,086	337,919
Coveris Holdings SA^	7.88	11/1/2019	900,000	902,481	874,125
Iron Mountain Europe PLC+	6.13	9/15/2022	300,000	432,933	402,769
Mustang Merger Corp.^	8.50	8/15/2021	750,000	746,622	783,750
SIG Combibloc Holdings SCA+	7.75	2/15/2023	400,000	459,340	467,382
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.^	6.38	5/1/2022	500,000	488,957	478,125
Verallia Packaging SASU+	5.13	8/1/2022	300,000	340,753	340,832

Total Containers, Packaging and Glass			3,450,000	3,714,172	3,684,902

Diversified Natural Resources, Precious Metals and Minerals — 0.2%*:
Ence Energia y Celulosa SA+	5.38	11/1/2022	200,000	224,776	233,259

Diversified/Conglomerate Manufacturing — 3.2%*:
Appvion, Inc.^	9.00	6/1/2020	500,000	510,716	283,125
CTP Transportation Products LLC/CTP Finance, Inc.^	8.25	12/15/2019	648,000	662,012	570,240
EnPro Industries, Inc.	5.88	9/15/2022	400,000	403,792	402,000
Galapagos SA+	5.38	6/15/2021	175,000	219,658	179,058
Griffon Corp.^	5.25	3/1/2022	800,000	790,257	790,000
StoneMor Partners LP/Cornerstone Family Services of West Virginia Subsidiary	7.88	6/1/2021	500,000	515,431	495,000
West Corp.^	5.38	7/15/2022	500,000	477,420	465,000

Total Diversified/Conglomerate Manufacturing			3,523,000	3,579,286	3,184,423

See accompanying Notes to the Financial Statements.

Babson Global Credit Income Opportunities Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Diversified/Conglomerate Service — 2.3%*:
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.^	6.38%		4/1/2024	261,000	$258,393	$258,390
Carlson Travel Holdings, Inc. PIK^	7.50		8/15/2019	665,000	672,237	635,075
Verisure Holding AB+	6.00		11/1/2022	450,000	500,405	531,598
Zachry Holdings, Inc.^	7.50		2/1/2020	871,000	868,038	862,290

Total Diversified/Conglomerate Service				2,247,000	2,299,073	2,287,353

Electronics — 1.0%*:
Prime Security Services Borrower LLC/Prime Finance, Inc.^	9.25		5/15/2023	491,000	491,000	520,460
WESCO Distribution, Inc.^	5.38		6/15/2024	443,000	443,000	443,000

Total Electronics				934,000	934,000	963,460

Finance — 3.4%*:
Arrow Global Finance PLC+	4.75	#	5/1/2023	100,000	111,201	109,310
Cabot Financial Luxembourg SA+	10.38		10/1/2019	100,000	170,917	140,447
Galaxy Finco Ltd.+	7.88		11/15/2021	550,000	817,083	717,543
Garfunkelux Holdco 3 SA+	7.50		8/1/2022	100,000	110,662	108,645
Garfunkelux Holdco 3 SA+	8.50		11/1/2022	650,000	1,006,940	818,499
Marlin Intermediate Holdings PLC MTN+	10.50		8/1/2020	200,000	306,392	287,550
National Financial Partners Corp.^	9.00		7/15/2021	279,000	277,807	268,886
TMF Group Holding BV+	9.88		12/1/2019	800,000	1,076,055	947,282

Total Finance				2,779,000	3,877,057	3,398,162

Grocery — 0.3%*:
Premier Foods Finance PLC+	6.50		3/15/2021	200,000	338,743	252,937

Healthcare, Education and Childcare — 3.3%*:
Alere, Inc.^	6.38		7/1/2023	490,000	490,000	510,825
Capsugel SA PIK^	7.00		5/15/2019	500,000	504,660	501,250
Care UK Health & Social Care PLC+	5.59	#	7/15/2019	100,000	153,513	109,163
Cerberus Nightingale 1 Sarl+	8.25		2/1/2020	550,000	627,428	621,959
Cognita Financing PLC+	7.75		8/15/2021	350,000	545,450	472,469
ConvaTec Healthcare E SA^	10.50		12/15/2018	200,000	202,518	204,500
Ephios Bondco PLC+	6.25		7/1/2022	100,000	114,600	117,079
Kinetic Concepts, Inc./KCI USA, Inc.^	7.88		2/15/2021	199,000	209,399	211,561
Tenet Healthcare Corp.	6.75		6/15/2023	294,000	292,680	281,505
Unilabs Subholding AB+	8.50		7/15/2018	200,000	281,209	226,478

Total Healthcare, Education and Childcare				2,983,000	3,421,457	3,256,789

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.5%*:
LSF9 Balta Issuer SA+	7.75		9/15/2022	400,000	480,303	467,515

Hotels, Motels, Inns and Gaming — 0.4%*:
Gala Electric Casinos PLC+	11.50		6/1/2019	63,636	110,775	87,363
TVL Finance PLC+	8.50		5/15/2023	250,000	366,342	320,915

Total Hotels, Motels, Inns and Gaming				313,636	477,117	408,278

See accompanying Notes to the Financial Statements.

Babson Global Credit Income Opportunities Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Leisure, Amusement, Entertainment — 2.6%*:
CPUK Finance Ltd.+	7.00%	2/28/2042	483,000	$734,387	$659,068
Interval Acquisition Corp.	5.63	4/15/2023	459,000	459,000	460,148
Odeon & UCI Finco PLC MTN+	9.00	8/1/2018	200,000	318,173	268,380
Perform Group Financing PLC+	8.50	11/15/2020	150,000	224,140	180,717
WMG Acquisition Corp.^	6.75	4/15/2022	950,000	898,786	957,125

Total Leisure, Amusement, Entertainment			2,242,000	2,634,486	2,525,438

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 2.3%*:
Apex Tool Group LLC^	7.00	2/1/2021	750,000	657,631	646,875
Milacron LLC/Mcron Finance Corp.^	7.75	2/15/2021	905,000	929,319	932,150
Xerium Technologies, Inc.	8.88	6/15/2018	720,000	731,827	709,200

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			2,375,000	2,318,777	2,288,225

Mining, Steel, Iron and Non-Precious Metals — 0.7%*:
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC^+	6.50	5/15/2021	166,000	166,000	171,876
Constellium NV+	7.00	1/15/2023	600,000	644,246	536,342

Total Mining, Steel, Iron and Non-Precious Metals			766,000	810,246	708,218

Oil and Gas — 3.5%*:
Calumet Specialty Products Partners LP/Calumet Finance Corp.	6.50	4/15/2021	500,000	500,000	357,500
Calumet Specialty Products Partners LP/Calumet Finance Corp.	7.75	4/15/2023	250,000	175,250	171,875
Citgo Holding, Inc.^	10.75	2/15/2020	350,000	340,455	351,750
Energy Transfer Equity LP	5.50	6/1/2027	111,000	95,348	104,340
EP Energy LLC/Everest Acquisition Finance, Inc.	9.38	5/1/2020	350,000	278,871	247,625
Genesis Energy LP/Genesis Energy Finance Corp.	6.75	8/1/2022	500,000	480,526	485,000
Kosmos Energy Ltd.^	7.88	8/1/2021	571,000	532,242	551,015
Shelf Drilling Holdings Ltd.+^	8.63	11/1/2018	439,000	381,213	322,665
Sunoco LP/Sunoco Finance Corp.^	5.50	8/1/2020	302,000	302,000	298,225
Sunoco LP/Sunoco Finance Corp.^	6.25	4/15/2021	600,000	598,559	598,500

Total Oil and Gas			3,973,000	3,684,464	3,488,495

Personal and Non-Durable Consumer Products Mfg. Only — 0.1%*:
WEPA Hygieneprodukte GmbH+	3.75	5/15/2024	100,000	114,230	110,995

Personal Transportation — 1.2%*:
AA Bond Co. Ltd.+	5.50	7/31/2043	600,000	847,469	760,809
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.^	5.25	3/15/2025	500,000	451,273	452,500

Total Personal Transportation			1,100,000	1,298,742	1,213,309

See accompanying Notes to the Financial Statements.

Babson Global Credit Income Opportunities Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Personal, Food and Miscellaneous — 0.3%*:
Landry’s, Inc.^	9.38%		5/1/2020	70,000	$73,417	$73,500
Wagamama Finance PLC+	7.88		2/1/2020	200,000	298,487	270,909

Total Personal, Food and Miscellaneous				270,000	371,904	344,409

Printing and Publishing — 1.0%*:
Cimpress NV^	7.00		4/1/2022	470,000	457,153	465,300
MHGE Parent LLC/MHGE Parent Finance, Inc.^	8.50		8/1/2019	500,000	507,939	505,000

Total Printing and Publishing				970,000	965,092	970,300

Retail Stores — 2.7%*:
BiSoho SAS+	5.88		5/1/2023	100,000	114,230	113,746
Boing Group Financing PLC MTN+	6.63		7/15/2019	200,000	272,200	203,528
Brighthouse Group PLC MTN+	7.88		5/15/2018	150,000	242,271	179,549
Dollar Tree, Inc.^	5.25		3/1/2020	50,000	51,129	51,500
Dollar Tree, Inc.^	5.75		3/1/2023	815,000	839,744	865,938
Douglas GmbH+	6.25		7/15/2022	550,000	614,377	650,036
House of Fraser Funding PLC+	6.32	#	9/15/2020	150,000	232,168	185,789
HSS Financing PLC+	6.75		8/1/2019	204,000	307,969	264,514
Takko Luxembourg 2 S.C.A. MTN+	9.88		4/15/2019	300,000	329,851	188,935

Total Retail Stores				2,519,000	3,003,939	2,703,535

Telecommunications — 5.0%*:
Altice Financing SA^+	7.50		5/15/2026	825,000	827,101	808,500
CCO Holdings LLC/CCO Holdings Capital Corp.^	5.88		5/1/2027	391,000	391,000	403,707
eircom Finance DAC+	4.50		5/31/2022	150,000	170,363	164,249
LGE HoldCo VI BV+	7.13		5/15/2024	250,000	309,712	305,875
Numericable-SFR SA^+	7.38		5/1/2026	397,000	397,000	392,534
Numericable-SFR SAS+	5.63		5/15/2024	100,000	138,165	111,625
Numericable-SFR SAS+^	6.00		5/15/2022	315,000	315,000	306,337
T-Mobile USA, Inc.	6.50		1/15/2026	294,000	294,000	310,170
Telenet Finance VI Luxembourg SCA+	4.88		7/15/2027	100,000	114,290	112,640
UPCB Finance IV Ltd.+	4.00		1/15/2027	250,000	278,660	268,074
Virgin Media Finance PLC+	6.38		10/15/2024	250,000	375,512	331,148
VTR Finance BV^+	6.88		1/15/2024	250,000	243,404	249,245
Wind Acquisition Finance SA+	3.75	#	7/15/2020	100,000	135,965	107,646
Wind Acquisition Finance SA+	4.00		7/15/2020	200,000	243,182	218,621
Wind Acquisition Finance SA+^	7.38		4/23/2021	850,000	801,636	809,625

Total Telecommunications				4,722,000	5,034,990	4,899,996

Textiles and Leather — 0.2%*:
Hanesbrands, Inc.^	4.88		5/15/2026	167,000	167,000	167,601

See accompanying Notes to the Financial Statements.

Babson Global Credit Income Opportunities Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Utilities — 0.3%*:
NRG Energy, Inc.^	7.25%	5/15/2026	327,000	$327,000	$325,365

Total Corporate Bonds			52,421,636	56,763,559	54,028,407

Total Fixed Income			99,225,592	101,482,567	93,155,690

Short-Term Investment — 7.9%*:

Bank Deposit — 7.9%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01	7/1/2016	7,849,066	7,849,066	7,849,066

Total Investments			125,947,004	109,705,371	101,427,091

Other assets and liabilities — (2.5%)					(2,506,395)

Net Assets — 100.0%					$98,920,696

MTN	Medium Term Note
PIK	Payment-in-kind
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	64.0%
United Kingdom	10.5%
Germany	6.4%
Netherlands	3.9%
France	3.2%
Switzerland	1.6%
Cayman Islands	1.3%
Italy	1.2%
Trinidad And Tobago	1.0%
Other (Individually less than 1%)	6.9%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2016. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.
#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2016.
††	Illiquid security.
¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
(1)	Non-income producing security.

See accompanying Notes to the Financial Statements.

Babson Global Credit Income Opportunities Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

A summary of outstanding financial instruments at June 30, 2016 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/14/16	Bank of America N.A.	EUR	384,522	426,855	425,565	$1,290
7/14/16	JPMorgan Chase Bank N.A.	GBP	224,713	299,164	299,966	(802)

Net unrealized appreciation on forward foreign exchange contracts to buy						$488

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION
7/14/16	Citibank N.A.	EUR	674,045	748,253	764,011	$15,758
7/14/16	JPMorgan Chase Bank N.A.	EUR	14,193,436	15,756,035	16,134,251	378,216
7/14/16	Morgan Stanley & Co.	EUR	647,500	718,785	734,692	15,907
7/14/16	JPMorgan Chase Bank N.A.	GBP	7,718,113	10,275,248	11,243,762	968,514

Net unrealized appreciation on forward foreign exchange contracts to sell						$1,378,395

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Babson Active Short Duration Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2016

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 95.4%**:

Asset-Backed Securities — 30.5%**:

CDO/CLO — 9.8%*:
AIMCO CLO Series 2014-A A^	2.17	#%	7/20/2026	450,000	$448,894	$448,142
ALM XIV Ltd. 2014-14A A1^	2.06	#	7/28/2026	500,000	498,819	497,961
American Credit Acceptance Receivables Trust 2016-2^	2.22		7/13/2020	462,612	462,601	462,753
Apidos CLO XVII Series 2014-17A A1^	2.13	#	4/17/2026	450,000	448,894	449,293
Atlas Senior Loan Fund V Ltd. 2014-1A A^	2.18	#	7/16/2026	500,000	499,629	497,769
BlueMountain CLO Ltd. 2013-3A A^	2.04	#	10/29/2025	500,000	496,948	497,409
BlueMountain CLO Ltd. 2015-2A A1^	2.06	#	7/18/2027	500,000	492,597	496,183
Carlyle Global Market Strategies CLO Ltd. 2014-1A A^	2.15	#	4/17/2025	500,000	500,000	499,341
Carlyle Global Market Strategies CLO Ltd. 2014-4A A1^	2.13	#	10/15/2026	250,000	250,000	248,884
Chesapeake Funding II LLC^	1.88		6/15/2028	290,000	289,985	289,956
CPS Auto Receivables Trust 2016-B^	2.07		11/15/2019	241,115	241,107	240,938
Credit Acceptance Auto Loan Trust 2016-2^	2.42		11/15/2023	300,000	299,931	302,766
Diamond Resorts Owner Trust 2013-1^	1.95		1/20/2025	504,314	501,052	501,491
Diamond Resorts Owner Trust 2015-2^	2.99		5/22/2028	229,141	231,829	234,053
DRB Prime Student Loan Trust 2016-B^	2.89		6/25/2040	300,000	299,909	302,042
DT Auto Owner Trust 2016-2^	2.92		5/15/2020	460,000	459,991	461,947
Earnest Student Loan Program 2016-B LLC^	2.49	#	2/26/2035	480,000	480,000	479,993
Elara HGV Timeshare Issuer 2016-A LLC^	2.73		4/25/2028	350,000	349,994	349,959
Flagship Credit Auto Trust 2013-2^	3.21		8/15/2019	250,000	252,734	252,538
Galaxy XX CLO Ltd. 2015-20A A^	2.08	#	7/20/2027	250,000	246,902	248,079
Goldentree Loan Opportunities VIII Ltd. 2014-8A A^	2.08	#	4/19/2026	900,000	896,014	896,470
LCM XVI LP 16A A^	2.13	#	7/15/2026	250,000	250,000	249,254
Leaf Receivables Funding 11 LLC^	1.00	#	6/15/2017	451,648	451,648	451,652
Madison Park Funding XII Ltd. 2014-12A A^	2.13	#	7/20/2026	250,000	248,326	249,573
Madison Park Funding XIV Ltd. 2014-14A A2^	2.08	#	7/20/2026	250,000	249,852	249,142
Morgan Stanley ABS Capital I, Inc. Trust 2005-WMC6	1.20	#	7/25/2035	43,631	43,199	43,384
Navitas Equipment Receivables LLC 2015-1^	2.12		11/15/2018	292,200	292,112	292,351
NextGear Floorplan Master Owner Trust^	2.14	#	4/15/2021	490,000	490,000	491,043
OHA Credit Partners VI Ltd. Series 2012-6A AR^	1.85	#	5/15/2023	623,675	621,033	622,296
OHA Loan Funding 2015-1 Ltd.^	2.13	#	2/15/2027	350,000	350,000	349,301
OnDeck Asset Securitization Trust II LLC^	4.21		5/17/2020	110,000	109,993	110,447
Oscar US Funding Trust 2015 1A A4^	2.44		6/15/2022	270,000	262,118	267,767
Oxford Finance Funding 2016-1 LLC^	3.97		6/17/2024	170,000	170,000	169,896
Santander Drive Auto Receivables Trust 2015-2	2.44		4/15/2021	420,000	422,983	424,404
Santander Drive Auto Receivables Trust 2016-1	4.02		4/15/2022	430,000	440,840	444,100
Seneca Park CLO Ltd. 2014-1A A^	2.11	#	7/17/2026	360,000	358,492	359,131
SMB Private Education Loan Trust 2015-A^	1.44	#	6/15/2027	100,000	98,188	96,058
SMB Private Education Loan Trust 2016-A^	1.14	#	5/15/2023	550,000	550,000	549,998

See accompanying Notes to the Financial Statements.

Babson Active Short Duration Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

CDO/CLO (Continued)
SoFi Professional Loan Program 2016-B LLC^	1.64	#%	6/25/2033	350,000	$350,000	$349,998
SoFi Professional Loan Program 2016-B LLC^	1.68		3/25/2031	340,000	339,972	339,730
Symphony CLO XV Ltd. 2014-15A A^	2.08	#	10/17/2026	250,000	248,063	249,366
Westlake Automobile Receivables Trust 2016-2^	1.57		6/17/2019	290,000	289,983	290,341

Total CDO/CLO				15,308,336	15,284,632	15,307,199

Other Asset-Backed Securities — 20.7%*:
321 Henderson Receivables II LLC 2006-3A A1^	0.64	#	9/15/2041	223,522	216,477	213,262
Access Group, Inc. 2002-A A2	1.96	#	9/25/2037	950,000	871,974	897,750
Access Group, Inc. 2005-1 A3	0.80	#	6/22/2022	111,773	110,292	110,306
Access Group, Inc. 2015-1 A^	1.15	#	7/25/2056	191,209	186,977	186,924
Access Group, Inc. 2015-1 B^	1.95	#	7/25/2058	100,000	86,230	87,238
Alterna Funding I LLC Series 2014-1A^	1.64		2/15/2021	353,743	349,543	344,015
American Credit Acceptance Receivables Trust 2015-3 A^	1.95		9/12/2019	86,319	86,314	86,231
American Credit Acceptance Receivables Trust 2016-1A^	2.37		5/12/2020	92,252	92,251	92,285
AmeriCredit Automobile Receivables Trust 2014-1 D	2.54		6/8/2020	310,000	309,588	313,119
Arbys Funding LLC 2015-1A A2^	4.97		10/30/2045	79,600	79,600	83,083
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-W10	1.35	#	10/25/2034	391,969	354,284	349,980
ARI Fleet Lease Trust 2016-A A3^	2.11		7/15/2024	200,000	199,962	203,317
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A A^	2.10		3/20/2019	240,000	238,759	241,209
BlueVirgo Trust 2015-1A^	3.00		12/15/2022	330,443	329,078	329,330
California Republic Auto Receivables Trust 2015-4 A4^	2.58		6/15/2021	180,000	179,984	184,912
Capital Automotive REIT 2010-1A A^	5.73		12/15/2038	91,587	95,313	93,711
CarFinance Capital Auto Trust 2013-2A^	4.04		8/15/2019	650,000	653,082	653,119
CarFinance Capital Auto Trust 2014-2^	1.44		11/16/2020	186,428	184,825	185,601
Cazenovia Creek Funding I LLC 2015-1A A^	2.00		12/10/2023	283,296	280,312	281,880
Chase Issuance Trust Series 2014-A1	1.15		1/15/2019	3,000,000	3,004,719	3,006,007
Citi Held For Asset Issuance 2015-PM1 A^	1.85		12/15/2021	34,421	34,421	34,332
Citi Held For Asset Issuance 2015-PM2 A^	2.35		3/15/2022	53,007	53,003	52,959
Citi Held For Asset Issuance 2015-PM3 A^	2.56		5/16/2022	63,443	63,443	63,456
CKE Restaurant Holdings, Inc. 2013-1A A2^	4.47		3/20/2043	461,356	465,790	461,722
CLI Funding V LLC 2013-1A^	2.83		3/18/2028	67,500	67,164	64,765
CLI Funding V LLC 2014-1A A^	3.29		6/18/2029	197,581	191,751	189,302
College Loan Corp. Trust I 2005-2 B	1.12	#	1/15/2037	237,576	207,933	198,359
CPS Auto Receivables Trust 2013-A A^	1.31		6/15/2020	165,562	164,965	163,968

See accompanying Notes to the Financial Statements.

Babson Active Short Duration Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
CPS Auto Receivables Trust 2014-D A^	1.49%		4/15/2019	173,612	$172,839	$173,638
CPS Auto Receivables Trust 2015-B A^	1.65		11/15/2019	187,441	185,880	186,442
CPS Auto Receivables Trust 2015-C A^	1.77		6/17/2019	66,158	66,154	66,094
CPS Auto Receivables Trust 2015-C B^	2.55		2/18/2020	100,000	99,985	99,968
CPS Auto Receivables Trust 2016-A A^	2.25		10/15/2019	136,625	136,620	136,965
Credit Suisse ABS Repackaging Trust 2013-A B^	2.50		1/25/2030	129,282	122,823	122,227
DB Master Finance LLC 2015-1A A2I^	3.26		2/20/2045	488,812	483,395	493,358
Diamond Resorts Owner Trust 2013-2 A^	2.27		5/20/2026	762,638	756,478	760,782
Diamond Resorts Owner Trust 2015-1 A^	2.73		7/20/2027	52,238	52,233	52,756
Diamond Resorts Owner Trust 2015-2 B^	3.54		5/22/2028	83,324	83,320	84,923
Domino’s Pizza Master Issuer LLC 2012-1A A2^	5.22		1/25/2042	236,050	241,774	242,943
Domino’s Pizza Master Issuer LLC 2015 1A-A2I^	3.48		10/25/2045	338,300	332,389	347,704
DRB Prime Student Loan Trust 2015-A A2^	3.06		7/25/2031	120,697	119,128	120,674
DRB Prime Student Loan Trust 2015-B A2^	3.17		7/25/2031	318,456	317,186	323,800
DRB Prime Student Loan Trust 2015-B A3^	2.54		4/27/2026	72,484	72,476	72,381
DRB Prime Student Loan Trust 2015-D A1^	2.15	#	1/25/2040	267,401	261,642	260,821
DRB Prime Student Loan Trust 2015-D A2^	3.20		1/25/2040	486,303	485,462	496,549
DRB Prime Student Loan Trust 2016-A A1^	2.45	#	4/25/2040	323,652	322,988	322,725
Drive Auto Receivables Trust 2015-CA A3^	1.38		10/15/2018	170,493	170,489	170,477
Drive Auto Receivables Trust 2016-B^	2.56		6/15/2020	130,000	129,996	130,407
Drug Royalty LP 1 2012-1 A1^	5.88	#	7/15/2024	90,820	92,981	92,536
DT Auto Owner Trust 2015-3A A^	1.66		3/15/2019	49,287	49,284	49,330
DT Auto Owner Trust 2016-1A A^	2.00		9/16/2019	230,526	230,518	231,213
DT Auto Owner Trust 2016-1A B^	2.79		5/15/2020	230,000	229,990	231,415
Education Funding Capital Trust IV 2004-1 A5	1.45	#	6/15/2043	50,000	47,028	48,333
Elara HGV Timeshare Issuer LLC 2014-A B^	3.02		2/25/2027	50,502	50,059	50,414
Element Rail Leasing II LLC 2015-1A A1^	2.71		2/19/2045	528,468	523,723	517,902
Element Rail Leasing II LLC 2015-1A A1+^	3.97		3/19/2046	163,766	163,767	165,010
Entegry New Orleans Storm Recovery Funding I LLC 2015-1 A	2.67		6/1/2027	169,078	169,040	176,967
Enterprise Fleet Financing LLC 2016-1 A2^	1.83		9/20/2021	600,000	599,922	599,852
Exeter Automobile Receivables Trust 2015-3A A^	2.00		3/16/2020	177,137	177,208	177,341
First Franklin Mortgage Loan Trust 2005 FF3 M3	1.17	#	4/25/2035	621,945	618,866	616,195
First Investors Auto Owner Trust 2015-2A A1^	1.59		12/16/2019	35,796	35,796	35,743
First Investors Auto Owner Trust 2016-1A A1^	1.92		5/15/2020	368,922	368,914	370,350
Flagship Credit Auto Trust 2014-1^	1.21		4/15/2019	139,328	138,997	138,924
Flagship Credit Auto Trust 2015-2 A^	1.98		10/15/2020	92,211	92,203	91,975
Flagship Credit Auto Trust 2015-3^	2.38		10/15/2020	123,211	123,211	123,428
Flagship Credit Auto Trust 2016-1 A^	2.77		12/15/2020	434,736	433,763	438,218
FNA 2015-1 Trust^	3.24		12/10/2023	444,901	445,128	444,431
Ford Credit Auto Owner Trust 2015-2 A^	2.44		1/15/2027	130,000	131,204	134,614
FRS I LLC 2013-1A A1^	1.80		4/15/2043	46,717	46,234	45,641
Global SC Finance II SRL 2014-1A A1+^	3.19		7/17/2029	250,583	250,528	238,894

See accompanying Notes to the Financial Statements.

Babson Active Short Duration Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Goal Capital Funding Trust 2007-1 C1	1.04	#%	6/25/2042	200,277	$196,072	$197,210
Goal Structured Solution Trust 2015-1 B^	1.95	#	9/25/2043	100,000	75,573	87,188
Green Tree Agency Advance Funding Trust I 2015-T2 AT2^	3.09		10/15/2048	100,000	100,000	100,421
GSAMP Trust 2005-SEA2 A1^	0.80	#	1/25/2045	67,373	64,723	66,650
Hilton Grand Vacations Trust 2013-A^	2.28		1/25/2026	94,496	93,038	94,624
Miramax LLC 2014-1A A2^	3.34		7/20/2026	148,428	148,942	148,956
MVW Owner Trust 2013-1A A^	2.15		4/22/2030	239,778	236,597	237,970
MVW Owner Trust 2015-1A A^	2.52		12/20/2032	78,336	78,330	78,893
National Collegiate Student Loan Trust 2006-3	0.60	#	10/25/2027	28,003	27,699	27,892
Nations Equipment Finance Funding III LLC 2016-1A A^	3.61		2/20/2021	358,533	358,526	359,269
Navient Private Education Loan Trust 2015-BA A1^	1.04	#	5/15/2023	23,666	23,637	23,643
Nelnet Student Loan Trust 2008-3 A4	2.31	#	11/25/2024	225,000	229,097	226,905
NextGear Floorplan Master Owner Trust 2015-2A A^	2.38		10/15/2020	100,000	99,992	100,020
NRZ Advance Receivables Trust 2015-T3 AT3^	2.54		11/15/2046	430,000	430,000	430,127
Ocwen Master Advance Receivables Trust 2015-T1 AT1^	2.54		9/17/2046	100,000	100,000	100,007
Ocwen Master Advance Receivables Trust 2015-T2 AT2^	2.53		11/15/2046	100,000	100,000	100,116
OneMain Financial Issuance Trust 2014-2A A^	2.47		9/18/2024	230,000	230,781	230,499
Oscar US Funding Trust 2016 1A A1^	0.95		4/17/2017	121,168	121,168	121,063
Oscar US Funding Trust 2016 1A A2B^	2.14		7/15/2020	200,000	200,000	199,822
PHEAA Student Loan Trust 2003-1 A3	1.95	#	7/25/2042	350,000	349,564	350,128
Popular ABS Mortgage Pass-Through Trust 2006-B A3	0.73	#	5/25/2036	139,300	133,569	135,996
Prestige Auto Receivables Trust 2016 1A A1^	0.85		4/17/2017	197,139	197,139	197,142
Santander Drive Auto Receivables Trust 2014-4 B	1.82		5/15/2019	260,000	260,982	260,912
Santander Drive Auto Receivables Trust 2014-4 D	3.10		11/16/2020	540,000	546,574	550,158
Santander Drive Auto Receivables Trust 2016-1 A1	0.85		2/15/2017	60,106	60,106	60,108
Santander Drive Auto Receivables Trust 2016-1 A3	1.62		3/16/2020	180,000	179,974	180,047
Santander Drive Auto Receivables Trust 2016-1 B	2.47		12/15/2020	360,000	359,982	360,265
SBA Tower Trust 2014-1A C^	2.90		10/15/2044	390,000	389,703	395,415
Sierra Timeshare Receivables Funding LLC 2014-1A A^	2.07		3/20/2030	139,542	138,676	139,231
Sierra Timeshare Receivables Funding LLC 2014-2A A^	2.05		6/20/2031	125,338	123,891	125,083
Sierra Timeshare Receivables Funding LLC 2014-3A A^	2.30		10/20/2031	458,211	455,363	459,601

See accompanying Notes to the Financial Statements.

Babson Active Short Duration Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Sierra Timeshare Receivables Funding LLC 2015 3A B^	3.08%		9/20/2032	68,149	$68,149	$68,323
Sierra Timeshare Receivables Funding LLC 2015-1A A^	2.40		3/22/2032	351,089	346,627	353,552
Sierra Timeshare Receivables Funding LLC 2015-2A B^	3.02		6/20/2032	55,208	55,196	55,436
Sierra Timeshare Receivables Funding LLC 2015-3A A^	2.58		9/20/2032	68,149	68,136	68,835
SLC Private Student Loan Trust 2006-A A5	0.80	#	7/15/2036	267,774	266,197	266,044
SLC Private Student Loan Trust 2006-A C	1.08	#	7/15/2036	350,000	308,331	303,977
SLC Student Loan Trust 2005-1 B	0.83	#	2/15/2045	302,107	250,915	251,518
SLM Student Loan Trust 2003-14 A6	0.94	#	7/25/2025	40,000	38,391	37,630
SLM Student Loan Trust 2003-4 B	1.30	#	6/15/2038	146,761	134,160	121,697
SLM Student Loan Trust 2005-4 B	0.82	#	7/25/2040	461,353	382,749	390,188
SLM Student Loan Trust 2006-1 A5	0.75	#	7/26/2021	100,000	96,787	97,813
SLM Student Loan Trust 2006-9 A5	0.74	#	1/26/2026	150,000	145,911	146,801
SLM Student Loan Trust 2008-5 A4	2.34	#	7/25/2023	95,904	96,984	95,934
SLM Student Loan Trust 2012-5 A2	0.75	#	6/25/2019	89,336	88,807	88,717
SLM Student Loan Trust 2013-6 A3	1.10	#	6/25/2055	180,000	171,766	176,562
SoFi Consumer Loan Program 2016-1 LLC^	3.26		8/25/2025	600,000	599,935	603,187
SoFi Professional Loan Program LLC 2014-B A1^	1.70	#	8/25/2032	306,543	301,420	306,542
SoFi Professional Loan Program LLC 2015-C A2^	2.51		8/25/2033	76,029	75,628	76,798
SoFi Professional Loan Program LLC 2016 A A1^	2.20	#	8/25/2036	302,342	299,674	304,589
SoFi Professional Loan Program LLC 2016 A A2^	2.76		12/26/2036	331,106	328,118	329,572
SpringCastle America Funding LLC 2014-AA A^	2.70		5/25/2023	392,292	392,257	393,626
SPS Servicer Advance Receivable 2015-T3 AT3^	2.92		7/15/2047	100,000	99,991	100,438
SVO VOI Mortgage LLC 2012-AA A^	2.00		9/20/2029	527,425	519,840	521,587
Taco Bell Funding LLC^	3.83		5/25/2046	330,000	331,104	336,428
Trinity Rail Leasing LP 2012-1A A1^	2.27		1/15/2043	71,729	69,548	69,978
United Auto Credit Securitization Trust 2016-1 A^	2.00		10/15/2017	101,977	101,974	101,952
Wendys Funding LLC 2015 1A A2I^	3.37		6/15/2045	744,375	741,821	748,469
Westgate Resorts LLC 2015-2A A^	3.20		7/20/2028	351,902	351,454	352,599
Westlake Automobile Receivables Trust 2016-1A A1^	0.85		1/15/2017	69,565	69,561	69,566
Westlake Automobile Receivables Trust 2016-1A A2B^	1.49	#	1/15/2019	420,000	420,000	420,721

Total Other Asset-Backed Securities				32,600,296	32,120,784	32,260,942

Total Asset-Backed Securities				47,908,632	47,405,416	47,568,141

See accompanying Notes to the Financial Statements.

Babson Active Short Duration Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds — 41.0%**:

Advertising — 0.4%*:
S&P Global, Inc.	2.50%	8/15/2018	260,000	$260,895	$265,357
S&P Global, Inc.	3.30	8/14/2020	300,000	308,979	313,873

Total Advertising			560,000	569,874	579,230

Aerospace/Defense — 1.0%*:
Harris Corp.	2.00	4/27/2018	500,000	499,769	502,546
Harris Corp.	2.70	4/27/2020	170,000	166,937	172,310
L-3 Communications Corp.	5.20	10/15/2019	745,000	781,525	811,120

Total Aerospace/Defense			1,415,000	1,448,231	1,485,976

Agriculture — 1.0%*:
Bunge Ltd. Finance Corp.	3.50	11/24/2020	725,000	736,935	759,958
Imperial Brands Finance PLC+^	2.05	7/20/2018	335,000	333,826	338,756
Imperial Brands Finance PLC+^	2.95	7/21/2020	407,000	413,793	419,121

Total Agriculture			1,467,000	1,484,554	1,517,835

Airlines — 0.3%*:
WestJet Airlines Ltd.+^	3.50	6/16/2021	490,000	489,339	493,908

Auto Manufacturers — 2.0%*:
American Honda Finance Corp.+	1.70	2/22/2019	395,000	394,930	401,831
Ford Motor Credit Co. LLC	2.24	6/15/2018	730,000	726,818	737,360
Ford Motor Credit Co. LLC	3.34	3/18/2021	315,000	315,000	326,695
General Motors Co.	3.50	10/2/2018	250,000	254,518	257,394
General Motors Financial Co.	3.20	7/13/2020	690,000	682,459	699,019
Hyundai Capital America^	2.00	7/1/2019	70,000	69,951	70,432
Hyundai Capital America+^	2.40	10/30/2018	150,000	150,063	152,095
Hyundai Capital America^	2.55	2/6/2019	250,000	250,393	254,127
Hyundai Capital America+^	3.00	10/30/2020	280,000	285,398	290,399

Total Auto Manufacturers			3,130,000	3,129,530	3,189,352

Auto Parts&Equipment — 1.0%*:
Goodyear Tire & Rubber Co. (The)	5.13	11/15/2023	750,000	773,127	774,375
Lear Corp.	4.75	1/15/2023	750,000	774,024	770,625

Total Auto Parts&Equipment			1,500,000	1,547,151	1,545,000

Beverages — 0.7%*:
Anheuser-Busch InBev Finance, Inc.+	2.65	2/1/2021	295,000	294,152	305,919
Coca-Cola Femsa SAB de CV+	2.38	11/26/2018	594,000	601,163	605,426
Molson Coors Brewing Co.	2.10	7/15/2021	170,000	169,935	170,517

Total Beverages			1,059,000	1,065,250	1,081,862

Biotechnology — 0.5%*:
Celgene Corp.	2.13	8/15/2018	420,000	420,827	426,277
Celgene Corp.	2.25	5/15/2019	250,000	250,439	254,168
Celgene Corp.	2.88	8/15/2020	110,000	113,364	113,754

Total Biotechnology			780,000	784,630	794,199

See accompanying Notes to the Financial Statements.

Babson Active Short Duration Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Chemicals — 1.5%*:
Airgas, Inc.	2.38%	2/15/2020	250,000	$247,945	$255,143
Airgas, Inc.	3.05	8/1/2020	450,000	457,973	468,375
Ecolab, Inc.	2.00	1/14/2019	235,000	234,677	238,066
Incitec Pivot Finance LLC+^	6.00	12/10/2019	195,000	210,495	212,787
LyondellBasell Industries NV	5.00	4/15/2019	637,000	677,183	689,478
RPM International, Inc.	6.13	10/15/2019	180,000	197,831	200,294
RPM International, Inc.	6.50	2/15/2018	265,000	282,700	283,505

Total Chemicals			2,212,000	2,308,804	2,347,648

Commercial Banks — 6.2%*:
ANZ New Zealand Int’l Ltd.+^	2.25	2/1/2019	745,000	745,474	756,553
Bank of America Corp.	5.42	3/15/2017	1,000,000	1,025,397	1,028,096
Bank of America Corp. MTN	2.25	4/21/2020	850,000	831,664	854,752
CIT Group, Inc.	4.25	8/15/2017	835,000	846,924	850,448
Credit Agricole SA+^	2.13	4/17/2018	245,000	246,553	247,687
First Horizon National Corp.	3.50	12/15/2020	745,000	741,445	751,822
First Tennessee Bank N.A.	2.95	12/1/2019	550,000	546,933	552,507
Goldman Sachs Group, Inc. (The)	2.38	1/22/2018	590,000	596,442	597,930
Goldman Sachs Group, Inc. (The)	2.55	10/23/2019	650,000	649,670	665,051
Goldman Sachs Group, Inc. (The)	2.88	2/25/2021	90,000	89,860	92,270
Itau Unibanco Holding SA+^	2.85	5/26/2018	400,000	395,515	398,400
Mitsubishi UFJ Trust & Banking Corp.+^	2.65	10/19/2020	650,000	651,262	667,707
Morgan Stanley	2.13	4/25/2018	415,000	417,740	419,343
Morgan Stanley	2.45	2/1/2019	590,000	590,184	601,077
Regions Bank	7.50	5/15/2018	212,000	233,439	232,499
Regions Financial Corp.	2.00	5/15/2018	500,000	498,817	500,874
Regions Financial Corp.	3.20	2/8/2021	260,000	261,279	267,618
SVB Financial Group	5.38	9/15/2020	200,000	220,217	223,257

Total Commercial Banks			9,527,000	9,588,815	9,707,891

Commercial Services — 0.3%*:
Western Union Co. (The)	5.93	10/1/2016	400,000	404,442	403,912

Construction Materials — 0.5%*:
Masco Corp.	3.50	4/1/2021	260,000	261,416	265,278
Masco Corp.	7.13	3/15/2020	390,000	444,007	449,085

Total Construction Materials			650,000	705,423	714,363

Diversified Financial Services — 2.9%*:
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust+	2.75	5/15/2017	415,000	414,331	415,279
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust+	3.95	2/1/2022	380,000	379,301	380,000
Air Lease Corp.	2.13	1/15/2018	530,000	526,225	527,350
Air Lease Corp.	2.63	9/4/2018	125,000	124,548	124,974
Air Lease Corp.	3.38	1/15/2019	200,000	203,882	204,000

See accompanying Notes to the Financial Statements.

Babson Active Short Duration Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Diversified Financial Services (Continued)
Ally Financial, Inc.	4.75%	9/10/2018	795,000	$811,723	$810,900
BGC Partners, Inc.^	5.13	5/27/2021	470,000	467,491	471,980
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	3.50	3/15/2017	750,000	749,657	753,225
International Lease Finance Corp.	3.88	4/15/2018	350,000	351,433	356,412
Lazard Group LLC	4.25	11/14/2020	385,000	398,634	409,797

Total Diversified Financial Services			4,400,000	4,427,225	4,453,917

Electric — 1.4%*:
Ameren Corp.	2.70	11/15/2020	330,000	331,410	339,866
EDP Finance BV+^	4.13	1/15/2020	660,000	674,156	680,856
EDP Finance BV+^	4.90	10/1/2019	89,000	93,857	94,534
Entergy Texas, Inc.	2.55	6/1/2021	170,000	169,692	175,560
Entergy Texas, Inc.	7.13	2/1/2019	300,000	336,107	339,808
IPALCO Enterprises, Inc.	5.00	5/1/2018	150,000	156,480	156,750
Southern Co. (The)	1.85	7/1/2019	130,000	129,976	131,645
Southern Co. (The)	2.35	7/1/2021	260,000	259,653	265,162

Total Electric			2,089,000	2,151,331	2,184,181

Electronics — 0.1%*:
FLIR Systems, Inc.	3.13	6/15/2021	155,000	154,894	159,148
Tech Data Corp.	3.75	9/21/2017	60,000	61,260	61,481

Total Electronics			215,000	216,154	220,629

Engineering&Construction — 0.2%*:
SBA Tower Trust^	3.60	4/15/2043	330,000	328,651	332,229

Environmental Control — 0.3%*:
Clean Harbors, Inc.	5.25	8/1/2020	415,000	423,370	424,856

Food — 0.5%*:
JBS Investments GmbH+^	7.75	10/28/2020	415,000	445,047	437,825
Tyson Foods, Inc.	2.65	8/15/2019	335,000	337,684	344,160

Total Food			750,000	782,731	781,985

Forestry and Paper Products — 0.5%*:
Sappi Papier Holding GmbH+^	7.75	7/15/2017	700,000	729,348	726,250

Hand/Machine Tools — 0.2%*:
Stanley Black & Decker, Inc.	2.45	11/17/2018	325,000	326,873	332,066

Healthcare-Products — 0.5%*:
Boston Scientific Corp.	2.85	5/15/2020	350,000	354,021	362,580
Zimmer Biomet Holdings, Inc.	2.00	4/1/2018	480,000	480,657	484,011

Total Healthcare-Products			830,000	834,678	846,591

See accompanying Notes to the Financial Statements.

Babson Active Short Duration Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Healthcare-Services — 2.2%*:
Aetna, Inc.	1.90%	6/7/2019	410,000	$409,699	$415,326
Anthem, Inc.	1.88	1/15/2018	250,000	250,071	251,415
Cigna Corp.	4.00	2/15/2022	252,000	268,793	271,436
Cigna Corp.	4.50	3/15/2021	420,000	454,873	461,071
HCA, Inc.	3.75	3/15/2019	725,000	735,318	750,375
Humana, Inc.	6.30	8/1/2018	150,000	162,814	164,090
Laboratory Corp. of America Holdings	2.63	2/1/2020	420,000	419,207	428,984
UnitedHealth Group, Inc.	1.70	2/15/2019	750,000	752,472	757,909

Total Healthcare-Services			3,377,000	3,453,247	3,500,606

Home Builders — 0.5%*:
Lennar Corp.	4.50	6/15/2019	150,000	153,449	155,685
Lennar Corp.	4.50	11/15/2019	500,000	513,607	520,825
Lennar Corp.	4.75	4/1/2021	140,000	140,000	145,600

Total Home Builders			790,000	807,056	822,110

Housewares — 0.3%*:
Newell Brands, Inc.	2.60	3/29/2019	455,000	454,904	466,912

Insurance — 2.8%*:
American International Group, Inc.	3.30	3/1/2021	700,000	699,397	723,174
CNA Financial Corp.	5.75	8/15/2021	341,000	377,770	392,614
Lincoln National Corp.	6.25	2/15/2020	300,000	332,306	337,294
Reinsurance Group of America, Inc.	5.63	3/15/2017	450,000	461,933	462,872
TIAA Asset Management Finance Co. LLC^	2.95	11/1/2019	835,000	845,828	855,422
Trinity Acquisition PLC+	3.50	9/15/2021	600,000	602,405	621,954
Unum Group	3.00	5/15/2021	120,000	119,746	122,728
Willis Group Holdings PLC+	5.75	3/15/2021	370,000	407,957	413,733
XLIT Ltd.+	5.75	10/1/2021	335,000	380,513	383,140

Total Insurance			4,051,000	4,227,855	4,312,931

Internet — 0.5%*:
Alibaba Group Holding Ltd.+	2.50	11/28/2019	250,000	248,405	252,923
Expedia, Inc.	7.46	8/15/2018	539,000	593,486	596,064

Total Internet			789,000	841,891	848,987

Investment Company Security — 0.5%*:
Ares Capital Corp.	3.88	1/15/2020	150,000	155,570	155,150
Ares Capital Corp.	4.88	11/30/2018	200,000	207,568	209,260
FS Investment Corp.	4.00	7/15/2019	335,000	338,467	338,382

Total Investment Company Security			685,000	701,605	702,792

IT Services — 0.7%*:
Diamond 1 Finance Corp./Diamond 2 Finance Corp.^	3.48	6/1/2019	325,000	324,921	332,933

See accompanying Notes to the Financial Statements.

Babson Active Short Duration Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

IT Services (Continued)
Diamond 1 Finance Corp./Diamond 2 Finance Corp.^	4.42%	6/15/2021	180,000	$179,949	$185,269
Leidos Holdings, Inc.	4.45	12/1/2020	500,000	496,946	500,000

Total IT Services			1,005,000	1,001,816	1,018,202

Leisure Time — 0.1%*:
Brunswick Corp.^	4.63	5/15/2021	225,000	225,262	227,813

Lodging — 0.4%*:
Marriott International, Inc.	2.30	1/15/2022	300,000	298,773	301,803
Marriott International, Inc.	2.88	3/1/2021	275,000	274,159	284,280

Total Lodging			575,000	572,932	586,083

Machinery-Diversified — 0.2%*:
Case New Holland Industrial, Inc.+	7.88	12/1/2017	360,000	380,525	387,000

Media — 0.9%*:
Charter Communications Operating LLC/Charter Communications Operating Capital^	3.58	7/23/2020	415,000	415,636	432,347
Sirius XM Radio, Inc.^	4.25	5/15/2020	385,000	386,217	389,225
Sirius XM Radio, Inc.^	5.75	8/1/2021	200,000	206,788	207,750
Viacom, Inc.	6.13	10/5/2017	400,000	416,332	421,637

Total Media			1,400,000	1,424,973	1,450,959

Mining — 0.5%*:
Glencore Canada Corp.+	5.50	6/15/2017	596,000	611,978	609,523
Glencore Finance Canada Ltd.+^	2.70	10/25/2017	140,000	139,689	139,475

Total Mining			736,000	751,667	748,998

Miscellaneous Manufacturing — 0.2%*:
Tyco Electronics Group SA+	2.35	8/1/2019	135,000	134,946	137,050
Tyco Electronics Group SA+	2.38	12/17/2018	200,000	201,966	202,961

Total Miscellaneous Manufacturing			335,000	336,912	340,011

Office/Business Equip — 0.1%*:
Pitney Bowes, Inc.	4.75	5/15/2018	200,000	209,087	210,908

Packaging and Containers — 0.5%*:
Graphic Packaging International, Inc.	4.75	4/15/2021	750,000	787,149	784,215

Pharmaceuticals — 2.0%*:
AbbVie, Inc.	1.80	5/14/2018	720,000	721,388	725,054
Actavis Funding SCS+	2.35	3/12/2018	335,000	336,471	339,566
Baxalta, Inc.	2.00	6/22/2018	330,000	329,958	330,168
Express Scripts Holding Co.	3.30	2/25/2021	675,000	674,613	707,814
Mylan NV+^	2.50	6/7/2019	330,000	329,638	334,382
Mylan NV+^	3.15	6/15/2021	635,000	634,272	644,111

Total Pharmaceuticals			3,025,000	3,026,340	3,081,095

See accompanying Notes to the Financial Statements.

Babson Active Short Duration Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Real Estate Investment Trusts — 2.2%*:
American Tower Corp.	3.30%	2/15/2021	180,000	$179,758	$187,776
American Tower Corp.	4.50	1/15/2018	300,000	310,683	312,984
Crown Castle International Corp.	3.40	2/15/2021	372,000	383,796	388,344
DDR Corp.	4.75	4/15/2018	445,000	462,897	464,283
DDR Corp. MTN	7.50	7/15/2018	31,000	34,130	34,206
Digital Realty Trust LP	3.40	10/1/2020	385,000	389,357	399,624
Duke Realty LP	3.88	2/15/2021	100,000	103,338	105,785
Duke Realty LP	6.50	1/15/2018	140,000	148,996	150,425
HCP, Inc.	6.00	1/30/2017	390,000	399,741	400,211
Highwoods Realty LP	7.50	4/15/2018	370,000	403,657	403,737
Regency Centers LP	5.88	6/15/2017	150,000	155,740	155,906
Weyerhaeuser Co.	7.38	10/1/2019	315,000	357,168	362,077

Total REITS			3,178,000	3,329,261	3,365,358

Retail — 1.5%*:
AutoNation, Inc.	3.35	1/15/2021	355,000	356,178	363,509
Best Buy Co., Inc.	5.00	8/1/2018	200,000	206,148	210,624
CVS Health Corp.	2.13	6/1/2021	555,000	553,481	561,825
Dollar Tree, Inc.^	5.75	3/1/2023	750,000	790,641	796,875
Home Depot, Inc. (The)	2.00	4/1/2021	305,000	303,991	313,152
QVC, Inc.	3.13	4/1/2019	103,000	105,602	105,739

Total Retail			2,268,000	2,316,041	2,351,724

Semiconductors — 0.7%*:
KLA-Tencor Corp.	2.38	11/1/2017	390,000	391,892	393,324
KLA-Tencor Corp.+	3.38	11/1/2019	200,000	204,508	206,824
NXP BV/NXP Funding LLC^	4.13	6/1/2021	500,000	500,000	507,500

Total Semiconductors			1,090,000	1,096,400	1,107,648

Transportation — 1.4%*:
Asciano Finance Ltd.+^	5.00	4/7/2018	550,000	568,459	568,265
Penske Truck Leasing Co. LP/PTL Finance Corp.^	3.05	1/9/2020	200,000	202,357	203,635
PT Penske Truck Leasing Co. LP/L Finance Corp.^	2.50	6/15/2019	285,000	281,055	288,105
PT Penske Truck Leasing Co. LP/L Finance Corp.^	3.20	7/15/2020	135,000	134,921	138,082
PT Penske Truck Leasing Co. LP/L Finance Corp.^	3.30	4/1/2021	60,000	59,756	61,678
Ryder System, Inc.	2.50	3/1/2018	250,000	250,700	253,754
Ryder System, Inc.	2.55	6/1/2019	185,000	184,632	188,539
Ryder System, Inc.	2.88	9/1/2020	200,000	198,180	203,445
TTX Co.^	2.25	2/1/2019	250,000	249,724	254,233

Total Transportation			2,115,000	2,129,784	2,159,736

See accompanying Notes to the Financial Statements.

Babson Active Short Duration Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Trucking and Leasing — 0.8%*:
Aviation Capital Group Corp.^	2.88%		9/17/2018	480,000	$478,279	$475,200
Aviation Capital Group Corp.^	6.75		4/6/2021	200,000	221,406	226,000
GATX Corp.	2.60		3/30/2020	495,000	484,181	491,973

Total Trucking and Leasing				1,175,000	1,183,866	1,193,173

Total Corporate Bonds				61,828,000	63,004,977	63,831,141

Mortgage-Backed Securities — 3.3%**:
Banc of America Commercial Mortgage Trust 2007-4 AM	6.00	#	2/10/2051	255,000	272,364	265,705
Banc of America Commercial Mortgage Trust 2008-1 A4	6.44	#	2/10/2051	194,621	211,571	204,831
Bear Stearns Commercial Mortgage Securities Trust 2006-PWR14 AM	5.24		12/11/2038	220,000	229,889	221,677
Bear Stearns Commercial Mortgage Securities Trust 2006-TOP24 AM	5.57	#	10/12/2041	220,000	230,503	220,834
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 AM	5.92	#	6/11/2050	160,000	171,742	164,270
CD 2007-CD4 Commercial Mortgage Trust	5.32		12/11/2049	198,137	200,844	200,219
COMM Mortgage Trust 2007-C9 AM	5.65	#	12/10/2049	100,000	106,578	103,055
Fannie Mae Connecticut Avenue Securities CAS 2015-C03 1M1	1.95	#	7/25/2025	179,189	179,261	179,699
Fannie Mae Connecticut Avenue Securities CAS 2015-C04 1M1	2.05	#	4/25/2028	114,066	114,066	114,220
Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M1	1.90	#	7/25/2028	241,278	241,277	242,110
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7 AM	5.99	#	4/17/2045	164,248	170,414	164,030
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CIBC18	5.47	#	6/12/2047	700,000	717,141	705,169
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CIBC20	5.79	#	2/12/2051	247,420	257,351	256,875
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CIBC20 AM	6.09	#	2/12/2051	210,000	228,137	219,166
ML-CFC Commercial Mortgage Trust 2006-3 AM	5.46	#	7/12/2046	700,000	712,612	700,586
ML-CFC Commercial Mortgage Trust 2006-4 AM	5.20		12/12/2049	210,000	219,517	211,947
Morgan Stanley Capital I Trust 2006-IQ12 AM	5.37		12/15/2043	290,000	303,299	292,085
Morgan Stanley Capital I Trust 2008-TOP29 A4	6.48	#	1/11/2043	187,928	205,548	198,585
Wachovia Bank Commercial Mortgage Trust 2006-C29 AM	5.34		11/15/2048	280,000	289,046	282,706
Wachovia Bank Commercial Mortgage Trust 2007-C33 A1A	6.15	#	2/15/2051	195,736	210,522	203,258

Total Mortgage-Backed Securities				5,067,623	5,271,682	5,151,027

See accompanying Notes to the Financial Statements.

Babson Active Short Duration Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

U.S. Treasury & Government Agencies — 20.6%**:
Education Funding Capital Trust IV	0.84	#%	12/16/2024	197,000	$196,608	$194,819
Federal Home Loan Mortgage Corp.	4.00		3/15/2040	496,375	530,000	530,811
Federal National Mortgage Association REMICS 2015-62 VA	4.00		10/25/2026	135,323	146,085	149,861
Federal National Mortgage Association TBA	3.00		8/1/2031	5,900,000	6,179,036	6,179,328
Federal National Mortgage Association 2015-58 JP	2.50		3/25/2037	100,493	102,658	104,309
Goal Capital Funding Trust 2010-1 A^	1.36	#	8/25/2048	130,929	125,536	127,088
Navient Student Loan Trust 2014-1 A1	0.70	#	3/25/2021	133,816	133,369	133,584
SLM Student Loan Trust 2003-12 A5^	0.93	#	9/15/2022	100,973	100,287	100,659
SLM Student Loan Trust 2005-8 A3	0.75	#	10/25/2024	152,429	151,771	152,372
U.S. Treasury Note``[1]	0.75		2/28/2018	15,880,000	15,879,726	15,923,416
U.S. Treasury Note	1.38		4/30/2020	2,770,000	2,764,829	2,822,153
U.S. Treasury Note	1.75		10/31/2018	5,460,000	5,559,489	5,599,061

Total U.S. Treasury & Government Agencies				31,457,338	31,869,394	32,017,461

Total Fixed Income				146,261,593	147,551,469	148,567,770

Short-Term Investments — 4.9%**:

Bank Deposit — 0.0%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01		7/1/2016	47,434	47,434	47,434

Commercial Paper — 4.9%*:

Construction Materials — 0.7%*:
Mohawk Industries, Inc.^	0.01		7/1/2016	1,200,000	1,200,000	1,200,000

Electric — 1.3%*:
Nextera Energy Capital Holdings, Inc.^	0.01		7/7/2016	2,000,000	1,999,774	1,999,774

Oil and Gas Services — 1.6%*:
Spectra Energy Capital^	0.01		7/6/2016	2,500,000	2,499,722	2,499,722

Pipelines — 1.3%*:
Potash Corp. of Saskatchewan, Inc.+^	0.01		7/5/2016	2,000,000	1,999,842	1,999,842

Total Commercial Paper				7,700,000	7,699,338	7,699,338

Total Short-Term Investments				7,747,434	7,746,772	7,746,772

Total Investments				154,009,027	155,298,241	156,314,542

Other assets and liabilities — (0.3%)*						(450,039)

Net Assets — 100.0%						$155,864,503

See accompanying Notes to the Financial Statements.

Babson Active Short Duration Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

MTN	Medium Term Note
TBA	To Be Announced: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
1	All or a portion of this security is held for swaps collateral.
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	91.0%
Canada	1.7%
Other (Individually less than 1%)	7.3%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2016.
``	Security has been fully or partially segregated to cover margin requirements for open futures contracts as of June 30, 2016.

A summary of outstanding derivatives at June 30, 2016 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED (DEPRECIATION)
3/15/17	JPMorgan Chase Bank N.A.	CNH	14,511,200	2,149,505	2,200,000	$(50,495)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION
3/15/17	JPMorgan Chase Bank N.A.	CNH	29,376,600	4,351,477	4,400,000	$48,523

Net unrealized appreciation on forward foreign exchange contracts to sell						$48,523

Currency Legend

CNH	–	Chinese Yuan Renminbi

Futures

TYPE	EXPIRATION DATE	CONTRACTS	POSITION	FAIR VALUE	UNREALIZED APPRECIATION
Long Futures
U.S. 2-Year Treasury Note	09/30/16	248	Long	$54,393,375	$312,198

See accompanying Notes to the Financial Statements.

Babson Active Short Duration Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

TYPE	EXPIRATION DATE	CONTRACTS	POSITION	FAIR VALUE	UNREALIZED DEPRECIATION
Short Futures
U.S. 10-Year Treasury Note	09/21/16	61	Short	$8,112,047	$(185,668)
U.S. 10-Year Ultra Bond	09/21/16	3	Short	437,015	(15,127)
U.S. 5-Year Treasury Note	09/30/16	123	Short	15,026,180	(231,444)

Total Short Futures					(432,239)

OTC Credit Default Swaps – Sell Protection (1)(2)

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT (3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE (4)	UNREALIZED APPRECIATION/ (DEPRECIATION)
CMBX.NA.BBB-.6†	3.00%	11/17/2045	JPMorgan Chase Bank N.A.	230,000	$230,000	$553	$(17,010)	$(17,563)
CMBX.NA.BBB-.6†	3.00%	5/11/2063	Goldman Sachs & Co.	290,000	$290,000	(22,354)	(21,447)	907

						$(21,801)	$(38,457)	$(16,656)

Centrally Cleared Credit Default Swaps – Buy Protection

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	MATURITY DATE	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT (2)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE (3)	UNREALIZED APPRECIATION/ (DEPRECIATION)
CDX.NA.IG.26 in	1.00%	6/20/2021	1,530,000	$1,530,000	$(14,707)	$(15,762)	$(1,055)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Represents an investment grade index of single name credit default swaps (CDS). All of the companies underlying the single name CDS within the index are rated investment grade or higher. Rating represents a weighted average of the credit ratings of all the companies underlying the single name CDS within the index.
(3)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

See accompanying Notes to the Financial Statements.

Babson Total Return Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2016

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 87.2%**:

Asset-Backed Securities — 19.2%**:

CDO/CLO — 4.8%*:
ALM XIV Ltd. 2014-14A A1^	2.06	#%	7/28/2026	250,000	$249,409	$248,981
Atlas Senior Loan Fund V Ltd. 2014-1A A^	2.18	#	7/16/2026	250,000	249,815	248,884
Carlyle Global Market Strategies CLO Ltd. 2014-1A A^	2.15	#	4/17/2025	250,000	250,000	249,671
Carlyle Global Market Strategies CLO Ltd. 2014-4A A1^	2.13	#	10/15/2026	250,000	250,000	248,884
Madison Park Funding XIV Ltd. 2014-14A A2^	2.08	#	7/20/2026	250,000	249,852	249,142

Total CDO/CLO				1,250,000	1,249,076	1,245,562

Other Asset-Backed Securities — 14.4%*:
Access Group, Inc. 2006-1 B	1.11	#	8/25/2037	79,288	69,103	64,353
Access Group, Inc. 2015-1 A^	1.15	#	7/25/2056	83,134	81,294	81,271
Access Group, Inc. 2015-1 B^	1.95	#	7/25/2058	100,000	86,230	87,238
American Credit Acceptance Receivables Trust 2016-1A^	2.37		5/12/2020	23,063	23,063	23,071
AmeriCredit Automobile Receivables Trust 2016-2	2.87		11/8/2021	20,000	20,000	20,508
Arbys Funding LLC 2015-1A A2^	4.97		10/30/2045	39,800	39,800	41,541
Argent Securities, Inc. Asset-Backed Pass- Through Certificates Series 2004-W10	1.35	#	10/25/2034	70,554	63,771	62,996
Citi Held For Asset Issuance 2015-PM1 A^	1.85		12/15/2021	34,421	34,421	34,332
CKE Restaurant Holdings, Inc. 2013-1A A2^	4.47		3/20/2043	123,662	126,640	123,761
CLI Funding VI LLC^	4.21		2/18/2041	93,747	93,737	90,843
College Loan Corp. Trust I 2005-2 B	1.12	#	1/15/2037	124,728	109,165	104,139
CPS Auto Receivables Trust 2013-A A^	1.31		6/15/2020	70,364	70,110	69,687
Credit Suisse ABS Repackaging Trust 2013-A B^	2.50		1/25/2030	53,868	51,245	50,928
DB Master Finance LLC 2015-1^	3.98		2/20/2045	49,375	50,406	50,806
DB Master Finance LLC 2015-1A A2I^	3.26		2/20/2045	98,750	98,780	99,668
Diamond Resorts Owner Trust 2013-2 A^	2.27		5/20/2026	55,577	55,202	55,442
Diamond Resorts Owner Trust 2015-1 A^	2.73		7/20/2027	52,238	52,233	52,756
Domino’s Pizza Master Issuer LLC 2015 1A-A2I^	3.48		10/25/2045	59,700	59,700	61,360
Domino’s Pizza Master Issuer LLC 2015-1A A2II^	4.47		10/25/2045	59,700	59,700	61,513
DRB Prime Student Loan Trust 2015-B^	2.35	#	10/27/2031	81,106	80,958	80,957
Drive Auto Receivables Trust 2015-CA A3^	1.38		10/15/2018	94,718	94,716	94,709
Drive Auto Receivables Trust 2016-B^	2.56		6/15/2020	20,000	19,999	20,063
Drug Royalty LP 1 2012-1 A1^	5.88	#	7/15/2024	41,282	42,447	42,062
Element Rail Leasing II LLC 2015-1A A1^	2.71		2/19/2045	81,303	78,505	79,677
Entegry New Orleans Storm Recovery Funding I LLC 2015-1 A	2.67		6/1/2027	93,932	93,911	98,315
First Franklin Mortgage Loan Trust 2005 FF3 M3	1.17	#	4/25/2035	107,804	107,270	106,807
Flagship Credit Auto Trust 2016-2^	3.05		8/16/2021	60,000	59,997	60,341

See accompanying Notes to the Financial Statements.

Babson Total Return Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
FNA 2015-1 Trust^	3.24%		12/10/2023	63,556	$63,615	$63,489
GSAMP Trust 2005-SEA2 A1^	0.80	#	1/25/2045	18,586	17,855	18,386
J.G. Wentworth XXXV LLC 2015-2A A^	3.87		3/15/2058	49,672	49,634	51,201
Miramax LLC 2014-1A A2^	3.34		7/20/2026	70,680	71,158	70,931
Nelnet Student Loan Trust 2008-3 A4	2.31	#	11/25/2024	125,000	127,276	126,058
NRZ Advance Receivables Trust 2015-T3 AT3^	2.54		11/15/2046	100,000	100,000	100,029
Ocwen Master Advance Receivables Trust 2015-T1 AT1^	2.54		9/17/2046	100,000	100,000	100,007
OneMain Financial Issuance Trust 2014-2A A^	2.47		9/18/2024	130,000	130,441	130,282
Popular ABS Mortgage Pass-Through Trust 2006-B A3	0.73	#	5/25/2036	67,660	64,877	66,055
Santander Drive Auto Receivables Trust 2014-4 B	1.82		5/15/2019	120,000	120,453	120,421
Sierra Timeshare Receivables Funding LLC 2015-2A B^	3.02		6/20/2032	55,208	55,196	55,436
SLC Private Student Loan Trust 2006-A A5	0.80	#	7/15/2036	76,507	76,056	76,013
SLC Private Student Loan Trust 2006-A C	1.08	#	7/15/2036	140,000	124,303	121,591
SLC Student Loan Trust 2005-1 B	0.83	#	2/15/2045	114,801	98,104	95,577
SLM Student Loan Trust 2002-7 A11	1.75	#	3/15/2028	50,000	49,390	49,867
SLM Student Loan Trust 2003-4 B	1.30	#	6/15/2038	83,165	76,024	68,962
SLM Student Loan Trust 2005-4 B	0.82	#	7/25/2040	112,849	95,365	95,442
SoFi Consumer Loan Program 2016-1 LLC^	3.26		8/25/2025	100,000	99,989	100,531
SoFi Professional Loan Program LLC 2016 A A2^	2.76		12/26/2036	94,602	93,748	94,163
SpringCastle America Funding LLC 2014-AA A^	2.70		5/25/2023	46,152	46,284	46,309
Taco Bell Funding LLC^	3.83		5/25/2046	80,000	80,253	81,558
Taco Bell Funding LLC^	4.97		5/25/2046	70,000	70,640	72,197
Wendys Funding LLC 2015 1A A2I^	3.37		6/15/2045	129,025	128,582	129,735

Total Other Asset-Backed Securities				3,869,577	3,761,646	3,753,384

Total Asset-Backed Securities				5,119,577	5,010,722	4,998,946

Corporate Bonds — 34.0%**:

Advertising — 0.6%*:
S&P Global, Inc.	3.30		8/14/2020	45,000	44,956	47,081
S&P Global, Inc.	4.00		6/15/2025	50,000	50,197	54,579
WPP Finance 2010+	5.63		11/15/2043	35,000	38,212	40,209

Total Advertising				130,000	133,365	141,869

Aerospace/Defense — 0.0%*:
Spirit AeroSystems, Inc.	3.85		6/15/2026	5,000	4,996	5,167

Agriculture — 1.3%*:
Altria Group, Inc.	2.85		8/9/2022	50,000	48,340	52,371
Altria Group, Inc.	4.25		8/9/2042	30,000	26,835	32,755
Bunge Ltd. Finance Corp.	3.50		11/24/2020	5,000	4,996	5,241

See accompanying Notes to the Financial Statements.

Babson Total Return Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Agriculture (Continued)
Imperial Tobacco Finance PLC+^	3.75%	7/21/2022	200,000	$197,156	$211,060
Reynolds American, Inc.	4.45	6/12/2025	30,000	30,620	33,598

Total Agriculture			315,000	307,947	335,025

Airlines — 0.3%*:
WestJet Airlines Ltd.+^	3.50	6/16/2021	80,000	79,892	80,638

Auto Manufacturers — 1.2%*:
Ford Motor Co.	7.45	7/16/2031	60,000	76,235	80,452
General Motors Co.	5.20	4/1/2045	35,000	34,580	34,675
General Motors Financial Co., Inc.	3.20	7/6/2021	130,000	129,762	130,207
General Motors Financial Co., Inc.	3.70	5/9/2023	25,000	24,937	25,130
General Motors Financial Co., Inc.	4.30	7/13/2025	50,000	49,668	51,299

Total Auto Manufacturers			300,000	315,182	321,763

Beverages — 0.6%*:
Anheuser-Busch InBev Finance, Inc.+	3.65	2/1/2026	50,000	49,919	53,562
Anheuser-Busch InBev Worldwide, Inc.+	8.20	1/15/2039	35,000	52,381	55,781
Molson Coors Brewing Co.	3.00	7/15/2026	40,000	39,938	39,961
Molson Coors Brewing Co.	4.20	7/15/2046	10,000	9,936	10,043

Total Beverages			135,000	152,174	159,347

Biotechnology — 0.4%*:
Amgen, Inc.	5.15	11/15/2041	25,000	26,057	28,451
Celgene Corp.	3.55	8/15/2022	60,000	59,856	62,861
Gilead Sciences, Inc.	4.75	3/1/2046	10,000	9,959	11,371

Total Biotechnology			95,000	95,872	102,683

Chemicals — 0.7%*:
LYB International Finance B.V.	5.25	7/15/2043	35,000	36,005	38,272
RPM International, Inc.	6.13	10/15/2019	90,000	99,290	100,147
Westlake Chemical Corp.	3.60	7/15/2022	50,000	49,526	51,174

Total Chemicals			175,000	184,821	189,593

Commercial Banks — 4.7%*:
Associated Banc-Corp	2.75	11/15/2019	45,000	45,208	45,543
Associated Banc-Corp	4.25	1/15/2025	70,000	70,020	72,263
Bank of America Corp.	4.45	3/3/2026	25,000	25,000	26,148
Bank of America Corp.	7.63	6/1/2019	120,000	137,647	138,892
Bank of America Corp. MTN	3.95	4/21/2025	45,000	43,931	45,826
Bank of America Corp. MTN	4.00	4/1/2024	25,000	25,582	26,682
Bank of America Corp. MTN	5.88	2/7/2042	25,000	28,709	31,557
Bank of Nova Scotia (The)+	4.50	12/16/2025	20,000	19,998	20,779
Citigroup, Inc.	3.88	3/26/2025	60,000	58,425	60,607
Citigroup, Inc.	4.60	3/9/2026	45,000	44,913	47,708

See accompanying Notes to the Financial Statements.

Babson Total Return Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Commercial Banks (Continued)
Goldman Sachs Group, Inc. (The)	5.15%	5/22/2045	70,000	$67,755	$73,028
Goldman Sachs Group, Inc. (The)	5.95	1/15/2027	50,000	55,956	57,626
ICICI Bank Ltd.+^	4.75	11/25/2016	200,000	202,402	202,300
JPMorgan Chase & Co.	4.50	1/24/2022	25,000	26,637	27,821
JPMorgan Chase & Co.	4.95	6/1/2045	40,000	39,303	43,919
Morgan Stanley	3.95	4/23/2027	100,000	94,873	101,130
Morgan Stanley MTN	6.63	4/1/2018	110,000	118,938	119,215
SVB Financial Group	3.50	1/29/2025	40,000	39,102	39,878
Wells Fargo & Co. MTN	4.30	7/22/2027	40,000	39,857	43,189

Total Commercial Banks			1,155,000	1,184,256	1,224,111

Commercial Services — 0.2%*:
ERAC USA Finance LLC^	5.63	3/15/2042	20,000	21,553	24,248
Total System Services, Inc.	4.80	4/1/2026	15,000	14,960	16,266

Total Commercial Services			35,000	36,513	40,514

Construction Materials — 0.4%*:
Masco Corp.	3.50	4/1/2021	48,000	47,844	48,974
Owens Corning	4.20	12/1/2024	50,000	49,353	52,319

Total Construction Materials			98,000	97,197	101,293

Distribution/Wholesale — 0.2%*:
Ingram Micro, Inc.	4.95	12/15/2024	45,000	46,253	44,821

Diversified Financial Services — 1.9%*:
Affiliated Managers Group, Inc.	4.25	2/15/2024	50,000	51,409	52,925
Air Lease Corp.	2.63	9/4/2018	110,000	109,602	109,977
Air Lease Corp.	3.38	1/15/2019	25,000	25,504	25,500
Air Lease Corp.	3.38	6/1/2021	5,000	4,955	5,125
Brookfield Finance, Inc.+	4.25	6/2/2026	60,000	59,425	61,329
Discover Financial Services	3.75	3/4/2025	30,000	28,874	30,223
General Electric Co. MTN	6.88	1/10/2039	35,000	46,910	52,831
Lazard Group LLC	4.25	11/14/2020	130,000	135,983	138,373
Legg Mason, Inc.	4.75	3/15/2026	5,000	4,998	5,273

Total Diversified Financial Services			450,000	467,660	481,556

Electric — 1.6%*:
Appalachian Power Co.	6.70	8/15/2037	30,000	37,610	38,802
CMS Energy Corp.	3.88	3/1/2024	50,000	51,338	54,378
Duke Energy Florida LLC	3.10	8/15/2021	50,000	51,326	53,220
Indianapolis Power & Light Co.^	4.05	5/1/2046	45,000	44,700	46,338
LG&E and KU Energy LLC	4.38	10/1/2021	50,000	53,599	55,177
NiSource Finance Corp.	6.13	3/1/2022	50,000	56,953	59,499
PPL Capital Funding, Inc.	3.10	5/15/2026	35,000	34,956	35,380

See accompanying Notes to the Financial Statements.

Babson Total Return Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Electric (Continued)
Puget Sound Energy, Inc.	4.30%	5/20/2045	30,000	$30,665	$34,329
Southwestern Public Service Co.	6.00	10/1/2036	30,000	35,682	38,430

Total Electric			370,000	396,829	415,553

Electrical Components and Equipment — 0.2%*:
Legrand France SA+	8.50	2/15/2025	35,000	46,796	47,499

Electronics — 0.5%*:
Agilent Technologies, Inc.	3.88	7/15/2023	50,000	50,570	52,928
FLIR Systems, Inc.	3.13	6/15/2021	25,000	24,983	25,669
Jabil Circuit, Inc.	7.75	7/15/2016	50,000	50,110	50,050

Total Electronics			125,000	125,663	128,647

Environmental Control — 0.5%*:
Republic Services, Inc.	4.75	5/15/2023	50,000	54,136	57,239
Waste Management, Inc.	7.00	7/15/2028	50,000	65,054	68,093

Total Environmental Control			100,000	119,190	125,332

Food — 0.3%*:
Kraft Heinz Foods Co.^	2.80	7/2/2020	40,000	40,226	41,538
Kraft Heinz Foods Co.^	3.00	6/1/2026	20,000	19,913	20,163
Whole Foods Market, Inc.^	5.20	12/3/2025	20,000	19,974	21,564

Total Food			80,000	80,113	83,265

Forestry and Paper Products — 0.7%*:
Celulosa Arauco y Constitucion SA+	4.75	1/11/2022	30,000	31,135	31,955
Domtar Corp.	4.40	4/1/2022	50,000	50,776	51,848
International Paper Co.	9.38	5/15/2019	73,000	85,975	86,942

Total Forestry and Paper Products			153,000	167,886	170,745

Gas — 0.3%*:
CenterPoint Energy Resources Corp.	4.50	1/15/2021	25,000	26,733	27,127
CenterPoint Energy Resources Corp.	5.85	1/15/2041	20,000	23,425	23,212
Laclede Group, Inc. (The)	4.70	8/15/2044	25,000	25,259	26,348

Total Gas			70,000	75,417	76,687

Healthcare-Products — 0.1%*:
Zimmer Biomet Holdings, Inc.	3.55	4/1/2025	35,000	34,266	36,075

Healthcare-Services — 0.3%*:
Aetna, Inc.	2.40	6/15/2021	35,000	34,997	35,710
Aetna, Inc.	3.20	6/15/2026	40,000	39,851	41,153
Aetna, Inc.	4.38	6/15/2046	10,000	9,990	10,385

Total Healthcare-Services			85,000	84,838	87,248

See accompanying Notes to the Financial Statements.

Babson Total Return Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Housewares — 0.4%*:
Newell Rubbermaid, Inc.	3.85%		4/1/2023	40,000	$39,988	$42,427
Newell Rubbermaid, Inc.	3.90		11/1/2025	20,000	19,941	20,949
Toro Co. (The)	7.80		6/15/2027	25,000	32,044	32,842

Total Housewares				85,000	91,973	96,218

Insurance — 2.2%*:
Allstate Corp. (The)	5.75	#	8/15/2053	110,000	116,547	112,805
American International Group, Inc.	3.30		3/1/2021	30,000	29,974	30,993
American International Group, Inc.	3.90		4/1/2026	20,000	19,990	20,611
Arch Capital Group US, Inc.	5.14		11/1/2043	25,000	25,311	27,113
Brown & Brown, Inc.	4.20		9/15/2024	13,000	13,087	13,258
Liberty Mutual Group, Inc.^	4.25		6/15/2023	50,000	51,520	53,112
Marsh & McLennan Cos., Inc.	5.88		8/1/2033	20,000	23,157	24,706
Prudential Financial, Inc.	8.88	#	6/15/2038	100,000	117,130	110,000
Reinsurance Group of America, Inc.	3.95		9/15/2026	40,000	39,998	41,216
Trinity Acquisition PLC+	4.40		3/15/2026	5,000	4,979	5,220
Unum Group	3.00		5/15/2021	20,000	19,958	20,455
Unum Group	4.00		3/15/2024	30,000	30,835	30,975
Willis North America, Inc.+	7.00		9/29/2019	50,000	55,559	56,605
XLIT Ltd.+	5.50		3/31/2045	30,000	28,766	29,634

Total Insurance				543,000	576,811	576,703

Internet — 1.1%*:
Baidu, Inc.+	2.25		11/28/2017	200,000	200,719	201,807
Expedia, Inc.^	5.00		2/15/2026	40,000	39,822	41,275
Expedia, Inc.	7.46		8/15/2018	45,000	49,624	49,764

Total Internet				285,000	290,165	292,846

Investment Company Security — 0.2%*:
Ares Capital Corp.	3.88		1/15/2020	30,000	30,594	31,030
FS Investment Corp.	4.00		7/15/2019	30,000	30,473	30,303

Total Investment Company Security				60,000	61,067	61,333

Iron/Steel — 0.2%*:
Reliance Steel & Aluminum Co.	6.20		11/15/2016	55,000	55,919	55,829

IT Services — 0.4%*:
Diamond 1 Finance Corp./Diamond 2 Finance Corp.^	4.42		6/15/2021	45,000	44,987	46,317
Leidos Holdings, Inc.	4.45		12/1/2020	50,000	50,360	50,000

Total IT Services				95,000	95,347	96,317

Lodging — 0.7%*:
Marriott International, Inc.	2.30		1/15/2022	70,000	69,714	70,421
Wyndham Worldwide Corp.	5.63		3/1/2021	90,000	97,798	100,480

Total Lodging				160,000	167,512	170,901

See accompanying Notes to the Financial Statements.

Babson Total Return Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Media — 0.8%*:
Charter Communications Operating LLC / Charter Communications Operating Capital^	4.46%	7/23/2022	90,000	$90,000	$96,726
Discovery Communications LLC	4.88	4/1/2043	25,000	22,751	22,554
Time Warner Cable, Inc.	4.50	9/15/2042	60,000	49,241	55,887
Time Warner Cable, Inc.	5.50	9/1/2041	35,000	32,632	36,763

Total Media			210,000	194,624	211,930

Medical Equipment and Devices Manufacturing — 0.2%*:
St. Jude Medical, Inc.	2.80	9/15/2020	40,000	39,984	41,235

Miscellaneous Manufacturing — 0.4%*:
Carlisle Cos., Inc.	3.75	11/15/2022	50,000	50,183	51,437
Textron, Inc.	4.30	3/1/2024	50,000	51,314	53,732

Total Miscellaneous Manufacturing			100,000	101,497	105,169

Oil and Gas — 1.6%*:
Anadarko Petroleum Corp.	5.55	3/15/2026	20,000	19,939	22,086
Exxon Mobil Corp.	3.04	3/1/2026	45,000	45,000	47,768
Newfield Exploration Co.	5.38	1/1/2026	140,000	139,863	136,150
Petroleos Mexicanos+	5.50	1/21/2021	55,000	59,274	58,239
Phillips 66	4.30	4/1/2022	50,000	52,327	54,610
Phillips 66	4.65	11/15/2034	30,000	29,841	31,980
Pioneer Natural Resources Co.	7.50	1/15/2020	50,000	57,144	58,547
Rowan Cos., Inc.	4.88	6/1/2022	8,000	7,985	7,000

Total Oil and Gas			398,000	411,373	416,380

Oil and Gas Services — 0.5%*:
Schlumberger Holdings Corp.^	4.00	12/21/2025	25,000	24,984	26,906
SESI LLC	7.13	12/15/2021	32,000	33,676	30,800
Weatherford International Ltd.	5.95	4/15/2042	30,000	25,119	21,300
Weatherford International Ltd.	6.00	3/15/2018	50,000	51,930	52,500

Total Oil and Gas Services			137,000	135,709	131,506

Packaging and Containers — 0.4%*:
Brambles USA, Inc.+^	4.13	10/23/2025	10,000	9,977	10,726
Brambles USA, Inc.+^	5.35	4/1/2020	50,000	54,255	55,528
Sonoco Products Co.	4.38	11/1/2021	41,000	43,367	44,129

Total Packaging and Containers			101,000	107,599	110,383

Pharmaceuticals — 2.0%*:
AbbVie, Inc.	3.20	5/14/2026	60,000	59,774	60,779
AbbVie, Inc.	4.50	5/14/2035	30,000	29,817	31,355
Actavis Funding SCS+	3.45	3/15/2022	50,000	49,735	51,928
Allergan, Inc.	2.80	3/15/2023	50,000	46,557	49,714
AstraZeneca PLC+	6.45	9/15/2037	35,000	44,926	47,772

See accompanying Notes to the Financial Statements.

Babson Total Return Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Pharmaceuticals (Continued)
Express Scripts Holding Co.	3.00%	7/15/2023	60,000	$59,947	$60,067
Express Scripts Holding Co.	3.30	2/25/2021	10,000	9,980	10,486
Express Scripts Holding Co.	4.80	7/15/2046	25,000	24,956	24,967
McKesson Corp.	6.00	3/1/2041	50,000	55,905	63,146
Mylan NV+^	3.95	6/15/2026	25,000	24,809	25,300
Mylan NV+^	5.25	6/15/2046	40,000	39,994	41,668
Mylan, Inc.	2.55	3/28/2019	60,000	59,697	60,737

Total Pharmaceuticals			495,000	506,097	527,919

Pipelines — 1.1%*:
Energy Transfer Partners LP	4.75	1/15/2026	30,000	29,821	30,852
Enterprise Products Operating LLC	5.95	2/1/2041	25,000	26,724	29,337
Kinder Morgan Energy Partners LP MTN	6.95	1/15/2038	30,000	32,038	33,107
Kinder Morgan, Inc.	3.05	12/1/2019	35,000	35,106	35,366
Magellan Midstream Partners LP	5.00	3/1/2026	65,000	65,514	73,530
MPLX LP	4.00	2/15/2025	77,000	75,490	69,944

Total Pipelines			262,000	264,693	272,136

Property & Casualty Insurance — 0.0%*:
Marsh & McLennan Cos., Inc.	3.75	3/14/2026	10,000	9,993	10,547

Real Estate — 0.1%*:
Prologis LP	3.35	2/1/2021	25,000	25,465	26,451

Real Estate Investment Trusts — 0.9%*:
American Tower Corp.	3.45	9/15/2021	80,000	80,059	83,269
Brandywine Operating Partnership LP	4.95	4/15/2018	40,000	41,746	41,974
DDR Corp.	4.75	4/15/2018	3,000	3,132	3,130
Digital Realty Trust LP	3.40	10/1/2020	20,000	19,961	20,760
Digital Realty Trust LP	3.95	7/1/2022	35,000	35,220	36,663
Host Hotels & Resorts LP	4.75	3/1/2023	50,000	52,267	53,405

Total REITS			228,000	232,385	239,201

Retail — 2.3%*:
CVS Health Corp.	2.88	6/1/2026	10,000	9,915	10,219
CVS Health Corp.	3.50	7/20/2022	120,000	119,955	129,203
CVS Pass-Through Trust^	5.93	1/10/2034	31,087	35,615	36,041
El Puerto de Liverpool SAB de CV+^	3.95	10/2/2024	200,000	199,088	204,750
O’Reilly Automotive, Inc.	3.55	3/15/2026	10,000	9,983	10,485
O’Reilly Automotive, Inc.	3.85	6/15/2023	45,000	45,816	48,517
O’Reilly Automotive, Inc.	4.88	1/14/2021	30,000	32,581	33,460
Signet UK Finance plc+	4.70	6/15/2024	34,000	33,069	33,182
Wal-Mart Stores, Inc.	5.63	4/1/2040	30,000	35,676	40,392
Walgreens Boots Alliance, Inc.	2.70	11/18/2019	25,000	25,166	25,830
Walgreens Boots Alliance, Inc.	3.80	11/18/2024	35,000	34,605	37,082

Total Retail			570,087	581,469	609,161

See accompanying Notes to the Financial Statements.

Babson Total Return Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Semiconductors — 0.3%*:
KLA-Tencor Corp.	4.65%		11/1/2024	30,000	$30,151	$32,726
Lam Research Corp.	2.75		3/15/2020	50,000	49,927	51,096

Total Semiconductors				80,000	80,078	83,822

Software — 0.2%*:
Broadridge Financial Solutions, Inc.	3.40		6/27/2026	20,000	19,918	20,216
Oracle Corp.	5.38		7/15/2040	35,000	39,051	42,319

Total Software				55,000	58,969	62,535

Telecommunications — 0.5%*:
AT&T, Inc.	3.40		5/15/2025	40,000	38,493	40,916
AT&T, Inc.	6.55		2/15/2039	25,000	29,016	30,808
Telefonaktiebolaget LM Ericsson+	4.13		5/15/2022	30,000	31,245	32,457
Verizon Communications, Inc.	3.50		11/1/2024	35,000	34,405	37,224

Total Telecommunications				130,000	133,159	141,405

Transportation — 0.3%*:
Burlington Northern Santa Fe LLC	6.75		3/15/2029	25,000	31,034	34,251
Penske Truck Leasing Co. LP/PTL Finance Corp.^	3.38		2/1/2022	45,000	44,217	45,891

Total Transportation				70,000	75,251	80,142

Trucking and Leasing — 0.2%*:
Aviation Capital Group Corp.^	2.88		9/17/2018	40,000	39,867	39,600

Total Corporate Bonds				8,305,087	8,574,132	8,859,100

Foreign Government — 0.5%*:

Canada — 0.2%*:
Province of Quebec Canada+	2.63		2/13/2023	25,000	25,226	26,233
Province of Quebec Canada+	7.50		9/15/2029	15,000	21,577	22,748

Total Canada				40,000	46,803	48,981

Mexico — 0.3%*:
Mexico Government International Bond+	5.55		1/21/2045	60,000	64,701	71,850

Total Foreign Government				100,000	111,504	120,831

Mortgage-Backed Securities — 5.5%*:
Banc of America Commercial Mortgage Trust 2008-1 A4	6.44	#	2/10/2051	108,123	117,540	113,795
Bear Stearns Commercial Mortgage Securities Trust 2006-PWR14 AM	5.24		12/11/2038	120,000	125,394	120,915
Bear Stearns Commercial Mortgage Securities Trust 2006-TOP24 AM	5.57	#	10/12/2041	120,000	125,729	120,455
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 AM	5.92	#	6/11/2050	85,000	91,238	87,268
Fannie Mae Connecticut Avenue Securities CAS 2015-C03 1M1	1.95	#	7/25/2025	85,328	85,424	85,571

See accompanying Notes to the Financial Statements.

Babson Total Return Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued)

Mortgage-Backed Securities (Continued)
Fannie Mae Connecticut Avenue Securities CAS 2015-C04 1M1	2.05	# %	4/25/2028	57,033	$57,033	$57,110
GS Mortgage Securities Trust 2015-GC32 B	4.55	#	7/10/2048	100,000	102,919	107,323
JPMorgan Chase Commercial Mortgage Securities Trust 2006-LDP7 AM	5.99	#	4/17/2045	89,590	92,953	89,471
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CIBC20 AM	6.09	#	2/12/2051	110,000	119,500	114,801
ML-CFC Commercial Mortgage Trust 2006-3 AM	5.46	#	7/12/2046	70,000	72,690	70,059
ML-CFC Commercial Mortgage Trust 2006-4 AM	5.20		12/12/2049	120,000	125,439	121,112
Morgan Stanley Capital I Trust 2006-IQ12 AM	5.37		12/15/2043	120,000	125,948	120,863
Morgan Stanley Capital I Trust 2008-TOP29 A4	6.48	#	1/11/2043	106,220	116,179	112,244
Wachovia Bank Commercial Mortgage Trust 2007-C33 A1A	6.15	#	2/15/2051	106,765	114,830	110,868

Total Mortgage-Backed Securities				1,398,059	1,472,816	1,431,855

U.S. Treasury & Government Agencies — 28.0%*:
Federal Home Loan Mortgage Corp.	3.50		11/1/2045	242,696	252,660	258,436
Federal Home Loan Mortgage Corp.	3.50		6/1/2046	175,000	183,859	184,945
Federal Home Loan Mortgage Corp.	4.50		8/1/2040	21,578	23,747	23,955
Federal Home Loan Mortgage Corp.	4.50		10/1/2040	30,244	33,112	33,384
Federal Home Loan Mortgage Corp.	4.50		10/1/2041	38,072	41,670	42,006
Federal Home Loan Mortgage Corp.	4.50		1/1/2042	28,398	31,087	31,302
Federal Home Loan Mortgage Corp.	4.50		5/1/2042	153,107	167,272	167,886
Federal Home Loan Mortgage Corp.	4.50		9/1/2043	25,386	27,866	28,172
Federal National Mortgage Association	3.50		12/1/2028	68,553	73,025	72,857
Federal National Mortgage Association	3.50		11/1/2045	316,176	329,517	336,122
Federal National Mortgage Association	3.50		12/1/2045	434,994	450,330	463,104
Federal National Mortgage Association	3.50		1/1/2046	293,151	304,655	312,893
Federal National Mortgage Association	4.00		9/1/2042	79,639	86,152	86,886
Federal National Mortgage Association	4.50		9/1/2040	16,339	17,908	17,985
Federal National Mortgage Association	4.50		3/1/2041	22,824	25,130	25,240
Federal National Mortgage Association	4.50		10/1/2042	31,177	34,135	34,342
Federal National Mortgage Association	4.50		11/1/2042	58,037	63,769	64,258
Federal National Mortgage Association	5.00		6/1/2040	15,399	17,165	17,345
Federal National Mortgage Association	5.00		7/1/2040	122,763	136,248	137,091
Federal National Mortgage Association	5.00		2/1/2044	46,268	51,466	51,665
Federal National Mortgage Association TBA	2.50		8/1/2031	875,000	903,257	903,984
Federal National Mortgage Association TBA	2.50		7/1/2046	575,000	574,349	582,367
Federal National Mortgage Association TBA	3.00		8/1/2031	750,000	785,478	785,508
Federal National Mortgage Association TBA	3.00		8/1/2046	125,000	129,336	129,468
Federal National Mortgage Association TBA	4.50		7/1/2046	175,000	190,598	191,051
Government National Mortgage Association TBA	3.00		7/1/2046	250,000	261,172	261,392

See accompanying Notes to the Financial Statements.

Babson Total Return Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
U.S. Treasury & Government Agencies (Continued)
Government National Mortgage Association TBA	3.00%	8/1/2046	675,000	$699,520	$704,136
Government National Mortgage Association TBA	4.00	7/1/2046	50,000	53,344	53,445
Government National Mortgage Association TBA	4.50	7/1/2046	175,000	188,043	187,852
U.S. Treasury Bond	2.50	5/15/2046	15,000	15,671	15,631
U.S. Treasury Bond	2.88	8/15/2045	15,000	15,753	16,843
U.S. Treasury Bond``1	3.00	11/15/2044	655,000	657,425	753,097
U.S. Treasury Bond	3.50	2/15/2039	185,000	223,485	233,476
U.S. Treasury Notes	1.25	3/31/2021	70,000	70,575	70,815

Total U.S. Treasury & Government Agencies			6,809,801	7,118,779	7,278,939

Total Fixed Income			21,732,524	22,287,953	22,689,671

			SHARES	COST	FAIR VALUE
Mutual Fund — 8.8%*:
Babson U.S. High Yield Fund			225,647	2,172,465	2,288,057

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Short-Term Investments — 20.2%**:

Bank Deposit — 3.1%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01	7/1/2016	805,781	805,781	805,781

Commercial Paper — 17.1%*:

Advertising — 2.4%*:
WPP CP LLC	Zero Coupon	9/9/2016	625,000	623,627	623,627

Auto Manufacturers — 2.4%*:
Hyundai Capital America+	Zero Coupon	8/22/2016	625,000	623,871	623,871

Chemicals — 2.4%*:
ONEOK Partners LP	Zero Coupon	7/12/2016	625,000	624,790	624,790

Commercial Services — 2.4%*:
ERAC USA Finance LLC	Zero Coupon	8/18/2016	625,000	624,208	624,208

Media — 2.4%*:
Thomson Reuters Corp.	Zero Coupon	7/18/2016	625,000	624,705	624,705

Pipelines — 5.1%*:
Potash Corp. of Saskatchewan, Inc.+	Zero Coupon	7/6/2016	700,000	699,925	699,925

See accompanying Notes to the Financial Statements.

Babson Total Return Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Commercial Paper (Continued)

Pipelines (Continued)
TransCanada American Investments Ltd.	Zero Coupon	%	7/11/2016	625,000	$624,842	$624,842

Total Pipelines				1,325,000	1,324,767	1,324,767

Total Commercial Paper				4,450,000	4,445,968	4,445,968

Total Short-Term Investments				5,255,781	5,251,749	5,251,749

Total Investments				27,213,952	29,712,167	30,229,477

Other assets and liabilities — (16.2%)*						(4,221,468)

Net Assets — 100.0%						$26,008,009

MTN	Medium Term Note
TBA	To Be Announced: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement.
1	All or a portion of this security is held for open swaps collateral.
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	87.7%
United Kingdom	3.2%
Canada	3.1%
Kenya	2.1%
Mexico	1.1%
Other (Individually less than 1%)	2.8%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2016.
``	Security has been fully or partially segregated to cover margin requirements for open futures contracts as of June 30, 2016.

A summary of outstanding derivatives at June 30, 2016 is as follows:

Cross Currency Forward Foreign Currency Exchange Contracts

EXPIRATION DATE	DELIVER/RECEIVE	COUNTERPARTY	CONTRACT AMOUNT PURCHASED	CONTRACT AMOUNT SOLD	NET UNREALIZED APPRECIATION (DEPRECIATION)
9/29/16	CZK/EUR	Citibank N.A.	25,000	678,263	$(52)
7/26/16	EUR/HUF	Citibank N.A.	5,639,222	18,004	(176)
7/26/16	EUR/PLN	JPMorgan Chase Bank N.A.	136,861	30,979	266
7/26/16	EUR/PLN	Bank of America N.A.	132,412	30,000	227
7/26/16	HRK/EUR	BNP Paribas S.A.	56,000	421,288	77

Net unrealized appreciation on cross currency forward foreign exchange contracts					$342

See accompanying Notes to the Financial Statements.

Babson Total Return Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
12/6/16	JPMorgan Chase Bank N.A.	ARS	117,600	7,204	7,000	$204
7/26/16	BNP Paribas	AUD	9,694	7,224	7,000	224
3/15/17	JPMorgan Chase Bank N.A.	CNH	5,441,700	806,065	825,000	(18,935)
7/26/16	Bank of America N.A.	COP	101,486,560	34,578	33,953	625
7/26/16	BNP Paribas	INR	947,555	13,982	14,044	(62)
7/26/16	JPMorgan Chase Bank N.A.	KZT	11,655,000	34,195	35,000	(805)
7/26/16	Citibank N.A.	MXN	1,191,951	65,069	69,000	(3,931)
7/26/16	BNP Paribas	MXN	726,381	39,653	39,000	653
7/26/16	BNP Paribas	SEK	112,161	13,269	14,000	(731)
9/13/16	BNP Paribas	THB	2,449,774	69,632	69,310	322
7/26/16	Bank of America N.A.	TRY	40,956	14,152	14,191	(39)
7/26/16	Citibank N.A.	TRY	62,779	21,693	21,000	693
7/26/16	JPMorgan Chase Bank N.A.	ZAR	448,569	30,328	30,618	(290)
7/26/16	Goldman Sachs	ZAR	313,602	21,203	20,702	501
7/26/16	BNP Paribas	ZAR	240,820	16,282	15,000	1,282

Net unrealized depreciation on forward foreign exchange contracts to buy						$(20,289)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/26/16	BNP Paribas	AUD	9,703	7,231	7,341	$110
7/26/16	Bank of America N.A.	CHF	13,835	14,187	14,304	117
2/22/17	JPMorgan Chase Bank N.A.	CNH	237,722	35,261	35,000	(261)
3/15/17	JPMorgan Chase Bank N.A.	CNH	11,016,225	1,631,804	1,650,000	18,196
7/26/16	Goldman Sachs	HKD	271,429	34,996	35,000	4
7/26/16	JPMorgan Chase Bank N.A.	ILS	55,222	14,314	14,714	400
7/26/16	JPMorgan Chase Bank N.A.	INR	947,555	13,982	14,012	30
7/26/16	Bank of America N.A.	PHP	660,226	14,001	13,969	(32)
7/26/16	BNP Paribas	SGD	49,135	36,468	36,310	(158)
7/26/16	Bank of America N.A.	TRY	64,223	22,192	22,000	(192)
7/26/16	Bank of America N.A.	ZAR	245,233	16,580	17,000	420
7/26/16	Goldman Sachs	ZAR	757,758	51,232	50,933	(299)

Net unrealized appreciation on forward foreign exchange contracts to sell						$18,335

See accompanying Notes to the Financial Statements.

Babson Total Return Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

Currency Legend

ARS	–	Argentine Peso
AUD	–	Australian Dollar
CHF	–	Swiss Franc
CNH	–	Chinese Yuan Renminbi
COP	–	Colombian Peso
CZK	–	Czech Koruna
EUR	–	Euro
HKD	–	Hong Kong Dollar
HRK	–	Croatian Kuna
HUF	–	Hungarian Forint
ILS	–	Israeli Shekel
INR	–	Indian Rupee
KZT	–	Kazakhstan Tenge
MXN	–	Mexican Peso
PHP	–	Philippines Peso
PLN	–	Polish Zloty
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
THB	–	Thai Baht
TRY	–	New Turkish Lira
ZAR	–	South African Rand

Futures

TYPE	EXPIRATION DATE	CONTRACTS	POSITION	FAIR VALUE	UNREALIZED APPRECIATION
Long Futures
U.S. 2-Year Treasury Note	09/30/16	13	Long	$2,851,266	$18,522
U.S. 5-Year Treasury Note	09/30/16	24	Long	2,931,937	48,690
U.S. Long Bond	09/21/16	1	Long	172,344	9,664
U.S. Ultra Bond	09/21/16	4	Long	745,500	38,362

					$115,238

TYPE	EXPIRATION DATE	CONTRACTS	POSITION	FAIR VALUE	UNREALIZED DEPRECIATION
Short Futures
U.S. 10-Year Treasury Note	09/21/16	8	Short	$1,063,875	$(24,120)

See accompanying Notes to the Financial Statements.

Babson Total Return Bond Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

OTC Credit Default Swaps – Sell Protection(1)(2)

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT (3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE (4)	UNREALIZED APPRECIATION/ (DEPRECIATION)
CMBX.NA.BBB-.6†	3.00%	11/17/2045	JPMorgan Chase Bank N.A.	60,000	$60,000	$144	$(4,437)	$(4,581)
CMBX.NA.BBB-.6†	3.00%	5/11/2063	Goldman Sachs & Co.	70,000	$70,000	(5,395)	(5,177)	218

						$(5,251)	$(9,614)	$(4,363)

Centrally Cleared Credit Default Swaps – Buy Protection

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	MATURITY DATE	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT (2)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE (3)	UNREALIZED APPRECIATION/ (DEPRECIATION)
CDX.NA.IG.26	1.00%	6/20/2021	480,000	$480,000	$(4,614)	$(4,945)	$(331)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Represents an investment grade index of single name credit default swaps (CDS). All of the companies underlying the single name CDS within the index are rated investment grade or higher. Rating represents a weighted average of the credit ratings of all the companies underlying the single name CDS within the index.
(3)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.
†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

See accompanying Notes to the Financial Statements.

Babson Emerging Markets Debt Blended Total Return Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2016

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 95.5%*:

Corporate Bonds — 44.9%*:

Auto Parts&Equipment — 1.5%*:
Metalsa SA de CV+^	4.90%		4/24/2023	150,000	$136,259	$146,625

Chemicals — 2.1%*:
OCP SA+	6.88		4/25/2044	200,000	209,915	210,691

Commercial Banks — 8.2%*:
BBVA Bancomer SA+^	5.35	#	11/12/2029	200,000	198,550	197,500
BBVA Bancomer SA+^	6.75		9/30/2022	200,000	222,319	222,274
Sberbank of Russia Via SB Capital SA+^	5.50	#	2/26/2024	200,000	186,757	198,500
Turkiye Halk Bankasi AS+^	3.88		2/5/2020	200,000	194,645	194,000

Total Commercial Banks				800,000	802,271	812,274

Construction Materials — 1.7%*:
Cemex SAB de CV+^	4.38		3/5/2023	150,000	165,046	161,618

Electric — 5.8%*:
Abengoa Transmision Sur SA+^	6.88		4/30/2043	200,000	204,988	208,000
AES El Salvador Trust II+^	6.75		3/28/2023	200,000	181,363	172,000
Empresa Electrica Angamos SA+	4.88		5/25/2029	200,000	189,338	192,750

Total Electric				600,000	575,689	572,750

Food — 4.1%*:
Marfrig Holdings Europe BV+^	8.00		6/8/2023	200,000	197,398	203,250
Marfrig Overseas Ltd.+^	9.50		5/4/2020	200,000	206,232	204,696

Total Food				400,000	403,630	407,946

Gas — 2.4%*:
Fermaca Enterprises S de RL de CV+^	6.38		3/30/2038	241,727	235,700	240,519

Home Furnishings — 2.0%*:
Arcelik AS+^	5.00		4/3/2023	200,000	195,604	197,844

Iron/Steel — 2.7%*:
Vale Overseas Ltd.+	4.38		1/11/2022	135,000	124,809	126,522
Vale Overseas Ltd.+	5.88		6/10/2021	140,000	140,000	140,175

Total Iron/Steel				275,000	264,809	266,697

Media — 4.0%*:
Altice Financing SA+^	6.63		2/15/2023	200,000	196,510	196,374
VTR Finance BV+^	6.88		1/15/2024	200,000	186,063	199,396

Total Media				400,000	382,573	395,770

Oil and Gas — 8.7%*:
Petrobras Global Finance BV+	3.25		4/1/2019	450,000	475,144	465,054
Petroleos Mexicanos+	3.50		1/30/2023	200,000	181,002	188,320
Petroleos Mexicanos+	4.88		1/24/2022	200,000	201,950	204,478

Total Oil and Gas				850,000	858,096	857,852

See accompanying Notes to the Financial Statements.

Babson Emerging Markets Debt Blended Total Return Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Telecommunications — 1.7%*:
Digicel Ltd.+^	6.75%	3/1/2023	200,000	$187,918	$170,000

Total Corporate Bonds			4,466,727	4,417,510	4,440,586

Foreign Government — 50.6%*:

Argentina — 3.7%*:
Argentine Republic Government International Bond+	7.50	4/22/2026	150,000	150,000	162,150
Provincia de Cordoba+^	7.13	6/10/2021	200,000	200,000	200,500

Total Argentina			350,000	350,000	362,650

Armenia — 2.1%*:
Armenia International Bond+^	6.00	9/30/2020	200,000	198,860	202,500

Brazil — 5.8%*:
Brazil Notas do Tesouro Nacional Serie B+	6.00	8/15/2050	460,000	386,513	331,825
Brazilian Government International Bond+	8.25	1/20/2034	200,000	230,974	243,000

Total Brazil			660,000	617,487	574,825

Colombia — 5.4%*:
Colombia Government International Bond+	5.63	2/26/2044	200,000	206,497	222,000
Colombian TES+	7.75	9/18/2030	900,000,000	276,363	310,062

Total Colombia			900,200,000	482,860	532,062

Croatia — 2.1%*:
Croatia Government Bond+^	5.50	4/4/2023	200,000	207,612	211,920

Dominican Republic — 2.1%*:
Dominican Republic International Bond+^	5.88	4/18/2024	200,000	196,865	209,000

El Salvador — 2.0%*:
Republic of El Salvador+^	7.38	12/1/2019	200,000	205,960	200,500

Ghana — 2.1%*:
Republic of Ghana+^	10.75	10/14/2030	200,000	213,705	210,700

Indonesia — 2.5%*:
Indonesia Treasury Bond+	8.38	3/15/2034	3,140,000,000	214,663	250,637

Jamaica — 2.1%*:
Government of Jamaica+	6.75	4/28/2028	200,000	202,410	209,600

Malaysia — 4.0%*:
Malaysia Government Bond+	4.13	4/15/2032	1,610,000	360,450	392,839

Mexico — 8.8%*:
Mexican Bonos+	7.75	11/13/2042	7,100,000	483,289	449,452
United Mexican States+	5.75	10/12/2110	380,000	368,282	418,000

Total Mexico			7,480,000	851,571	867,452

South Africa — 5.8%*:
South Africa Government Bond+	8.75	2/28/2048	9,300,000	624,731	577,495

See accompanying Notes to the Financial Statements.

Babson Emerging Markets Debt Blended Total Return Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Foreign Government (Continued)

Uruguay — 2.1%*:
Republica Orient Uruguay+	4.38%	10/27/2027	200,000	$199,426	$211,000

Total Foreign Government			4,061,000,000	4,926,600	5,013,180

Total Fixed Income			4,065,466,727	9,344,110	9,453,766

Short-Term Investment — 3.0%*:

Bank Deposit — 3.0%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01	7/1/2016	299,350	299,350	299,350

Total Investments			4,065,766,077	9,643,460	9,753,116

Other assets and liabilities — 1.5%					149,872

Net Assets — 100.0%					$9,902,988

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

Mexico	23.6%
Brazil	18.1%
South Africa	6.1%
Colombia	5.6%
Malaysia	4.2%
Chile	4.2%
Turkey	4.2%
Jamaica	4.0%
El Salvador	3.9%
Argentina	3.8%
Indonesia	2.7%
Croatia	2.2%
Uruguay	2.2%
Ghana	2.2%
Morocco	2.2%
Dominican Republic	2.2%
Peru	2.2%
Armenia	2.2%
Russia	2.1%
Israel	2.1%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2016.

See accompanying Notes to the Financial Statements.

Babson Emerging Markets Debt Blended Total Return Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

A summary of outstanding derivatives at June 30, 2016 is as follows:

Forward Foreign Currency Exchange Contracts to Buy Cross Currency Forward Foreign Currency Exchange Contracts

EXPIRATION DATE	DELIVER/RECEIVE	COUNTERPARTY	CONTRACT AMOUNT PURCHASED	CONTRACT AMOUNT SOLD	NET UNREALIZED APPRECIATION (DEPRECIATION)
9/29/16	CZK/EUR	Citibank N.A.	352,000	9,549,936	$(726)
7/19/16	EUR/PLN	Citibank N.A.	1,963,040	445,000	3,308
7/19/16	EUR/PLN	Goldman Sachs & Co.	1,808,059	417,955	(5,932)
7/26/16	EUR/RSD	BNP Paribas S.A.	5,805,600	47,001	(39)
7/26/16	HRK/EUR	BNP Paribas S.A.	792,000	5,958,216	1,080
7/26/16	HUF/EUR	Citibank N.A.	141,370	44,262,285	1,440

Net unrealized depreciation on cross currency forward foreign exchange contracts					$(869)

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
12/6/16	JPMorgan Chase Bank N.A.	ARS	1,629,600	99,826	97,000	$2,826
7/26/16	BNP Paribas S.A.	AUD	134,325	100,101	97,000	3,101
2/22/17	JPMorgan Chase Bank N.A.	CNH	223,512	33,153	34,000	(847)
7/26/16	BNP Paribas S.A.	COP	527,962,250	179,884	180,421	(537)
7/19/16	JPMorgan Chase Bank N.A.	EUR	420,675	467,076	479,901	(12,825)
7/19/16	BNP Paribas S.A.	EUR	62,251	69,117	70,180	(1,063)
7/19/16	Bank of America N.A.	HUF	127,109,790	446,760	462,033	(15,273)
7/26/16	BNP Paribas S.A.	INR	12,732,035	187,874	188,701	(827)
7/26/16	JPMorgan Chase Bank N.A.	KZT	160,839,000	471,885	483,000	(11,115)
7/26/16	JPMorgan Chase Bank N.A.	MXN	8,265,499	451,216	454,920	(3,704)
7/26/16	BNP Paribas S.A.	MXN	10,299,716	562,265	553,000	9,265
7/26/16	BNP Paribas S.A.	RUB	12,939,409	201,180	194,440	6,740
7/26/16	BNP Paribas S.A.	SEK	1,546,225	182,917	193,000	(10,083)
7/26/16	Citibank N.A.	SGD	92,778	68,861	69,000	(139)
9/13/16	BNP Paribas S.A.	THB	34,269,913	974,077	969,578	4,499
7/26/16	Bank of America N.A.	TRY	1,340,724	463,283	447,993	15,290
7/26/16	Citibank N.A.	TRY	863,965	298,540	289,000	9,540
7/26/16	Goldman Sachs & Co.	ZAR	4,377,007	295,931	288,942	6,989
7/26/16	BNP Paribas S.A.	ZAR	3,403,591	230,118	212,000	18,118

Net unrealized appreciation on forward foreign exchange contracts to buy						$19,955

See accompanying Notes to the Financial Statements.

Babson Emerging Markets Debt Blended Total Return Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/26/16	BNP Paribas S.A.	AUD	135,719	101,140	102,683	$1,543
7/26/16	Goldman Sachs & Co.	BRL	1,340,102	414,471	382,122	(32,349)
7/26/16	Bank of America N.A.	CHF	196,650	201,655	203,326	1,671
2/22/17	JPMorgan Chase Bank N.A.	CNH	3,396,030	503,722	500,000	(3,722)
7/19/16	JPMorgan Chase Bank N.A.	EUR	1,378,186	1,530,202	1,572,129	41,927
7/19/16	Goldman Sachs & Co.	EUR	78,053	86,662	88,000	1,338
7/26/16	Goldman Sachs & Co.	HKD	3,745,726	482,946	483,000	54
7/12/16	Bank of America N.A.	IDR	3,430,661,700	260,194	253,496	(6,698)
7/26/16	JPMorgan Chase Bank N.A.	ILS	808,614	209,596	215,455	5,859
7/26/16	JPMorgan Chase Bank N.A.	INR	12,732,035	187,874	188,274	400
7/26/16	Citibank N.A.	MYR	1,596,736	400,335	405,582	5,247
7/26/16	Bank of America N.A.	PHP	9,384,641	199,012	198,566	(446)
7/26/16	BNP Paribas S.A.	SGD	748,763	555,742	553,326	(2,416)
7/26/16	Bank of America N.A.	TRY	1,626,025	561,867	560,007	(1,860)
7/26/16	Bank of America N.A.	ZAR	5,523,085	373,417	381,136	7,719
7/26/16	JPMorgan Chase Bank N.A.	ZAR	10,868,412	734,816	731,000	(3,816)

Net unrealized appreciation on forward foreign exchange contracts to sell						$14,451

Currency Legend

ARS	–	Argentine Peso
AUD	–	Australian Dollar
BRL	–	Brazilian Real
CHF	–	Swiss Franc
CNH	–	Chinese Yuan Renminbi
COP	–	Colombian Peso
CZK	–	Czech Koruna
EUR	–	Euro
HKD	–	Hong Kong Dollar
HRK	–	Croatian Kuna
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
INR	–	Indian Rupee
KRW	–	South Korean Won
KZT	–	Kazakhstan Tenge
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
PHP	–	Philippines Peso
PLN	–	Polish Zloty
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
THB	–	Thai Baht

See accompanying Notes to the Financial Statements.

Babson Emerging Markets Debt Blended Total Return Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

TRY	–	New Turkish Lira
ZAR	–	South African Rand

OTC – Interest Rate Swaps

DESCRIPTION	NOTIONAL AMOUNT		UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Agreement with Bank of America N.A. dated 12/9/15 receiving a fixed rate of 12.50% paying the notional amount multiplied by the BRL-CDI rate. Expiring 1/2/25	BRL	625,257	$2,769	$2,769
Agreement with JPMorgan Chase Bank N.A. dated 5/19/16 receiving a fixed rate of 2.46% paying the notional amount multiplied by the PLN-WIBOR rate. Expiring 6/21/26	PLN	1,100,000	6,834	6,834
Agreement with JPMorgan Chase Bank N.A. dated 4/26/16 paying a fixed rate of 1.79% receiving the notional amount multiplied by the PLN-WIBOR rate. Expiring 6/21/19	PLN	3,300,000	(3,702)	(3,702)
Agreement with JPMorgan Chase Bank N.A. dated 5/19/16 paying a fixed rate of 1.64% receiving the notional amount multiplied by the KRW-KSDA rate. Expiring 5/20/26	KRW	190,000,000	(5,239)	(5,239)
Agreement with JPMorgan Chase Bank N.A. dated 5/19/16 receiving a fixed rate of 1.67% paying the notional amount multiplied by the ILS-TELBO rate. Expiring 5/23/26	ILS	610,000	2,608	2,608

See accompanying Notes to the Financial Statements.

Babson Emerging Markets Local Currency Debt Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 90.8%*:

Foreign Government — 90.8%*+:

Argentina — 2.0%*:
Argentine Bonad Bonds¤	1.75%	10/28/2016	112,000	$107,294	$110,510

Brazil — 9.5%*:
Brazil Letras do Tesouro Nacional	Zero Coupon	1/1/2017	518,000	129,087	151,375
Brazil Notas do Tesouro Nacional Serie B	6.00	8/15/2020	313,000	252,708	223,178
Brazil Notas do Tesouro Nacional Serie B	6.00	8/15/2050	200,000	163,908	144,657

Total Brazil			1,031,000	545,703	519,210

Chile — 0.9%*:
Chile Government International Bond	5.50	8/5/2020	32,300,000	48,065	51,519

Colombia — 9.8%*:
Colombian TES	7.75	9/18/2030	1,552,000,000	425,907	536,867

Croatia — 2.0%*:
Croatia Government Bond	4.25	12/14/2026	700,000	110,516	106,698

Ghana — 0.5%*:
Ghana Government Bond	24.75	3/1/2021	100,000	26,816	25,848

Hungary — 4.7%*:
Hungary Government Bond	6.00	11/24/2023	7,650,000	32,176	32,598
Hungary Government Bond	6.75	10/22/2028	47,000,000	233,026	223,104

Total Hungary			54,650,000	265,202	255,702

Indonesia — 10.0%*:
Indonesia Treasury Bond	8.25	7/15/2021	475,000,000	36,089	37,421
Indonesia Treasury Bond	8.38	3/15/2034	6,369,000,000	436,074	508,378

Total Indonesia			6,844,000,000	472,163	545,799

Malaysia — 10.3%*:
Malaysia Government Bond	3.48	3/15/2023	1,720,000	385,871	420,134
Malaysia Government Bond	4.50	4/15/2030	550,000	128,541	140,825

Total Malaysia			2,270,000	514,412	560,959

Mexico — 4.4%*:
Mexican Bonos	7.75	11/13/2042	3,830,000	246,638	240,261

Peru — 2.0%*:
Peru Government Bond	7.84	8/12/2020	330,000	98,419	110,183

Philippines — 4.1%*:
Philippine Government International Bond	4.95	1/15/2021	10,000,000	220,116	221,053

Poland — 4.8%*:
Poland Government Bond	5.75	4/25/2029	820,000	277,049	263,408

See accompanying Notes to the Financial Statements.

Babson Emerging Markets Local Currency Debt Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued)

Romania — 3.8%*:
Romania Government Bond	5.80%	7/26/2027	230,000	$67,782	$66,105
Romania Government Bond	6.75	6/11/2017	550,000	141,015	142,514

Total Romania			780,000	208,797	208,619

Russia — 4.6%*:
Russian Federal Bond—OFZ	7.05	1/19/2028	2,800,000	36,205	40,205
Russian Federal Inflation Linked Bond	2.50	8/16/2023	13,482,378	194,374	208,406

Total Russia			16,282,378	230,579	248,611

South Africa — 6.7%*:
South Africa Government Bond	8.75	2/28/2048	5,900,000	361,543	368,444

Thailand — 4.4%*:
Thailand Government Bond	1.20	7/14/2021	8,504,160	226,638	237,931

Turkey — 4.5%*:
Turkey Government Bond	8.00	3/12/2025	750,000	241,551	244,901

Uruguay — 1.8%*:
Uruguay Government International Bond	4.38	12/15/2028	3,419,112	105,604	99,802

Total Foreign Government			8,537,778,650	4,733,012	4,956,325

Total Fixed Income			8,537,778,650	4,733,012	4,956,325

Short-Term Investment — 6.7%*:

Bank Deposit — 6.7%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01	7/1/2016	368,917	368,917	368,917

Total Investments			8,538,147,567	5,101,929	5,325,242

Other assets and liabilities — 2.5%*					135,270

Net Assets — 100.0%					$5,460,512

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

See accompanying Notes to the Financial Statements.

Babson Emerging Markets Local Currency Debt Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

Malaysia	11.3%
Indonesia	11.0%
Colombia	10.8%
Brazil	10.5%
South Africa	7.4%
Poland	5.3%
Hungary	5.2%
Russia	5.0%
Turkey	5.0%
Mexico	4.9%
Thailand	4.8%
Philippines	4.5%
Romania	4.2%
Argentina	2.2%
Peru	2.2%
Croatia	2.2%
Uruguay	2.0%
Chile	1.0%
Other (Individually less than 1%)	0.5%

Total	100.0%

¤	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).

A summary of outstanding derivatives at June 30, 2016 is as follows:

Cross Currency Forward Foreign Currency Exchange Contracts

EXPIRATION DATE	DELIVER/RECEIVE	COUNTERPARTY	CONTRACT AMOUNT PURCHASED	CONTRACT AMOUNT SOLD	NET UNREALIZED APPRECIATION (DEPRECIATION)
9/29/16	CZK/EUR	Citibank N.A.	191,000	5,181,926	(228)
7/26/16	EUR/HUF	Citibank N.A.	9,491,810	30,304	(290)
7/26/16	EUR/HUF	JPMorgan Chase Bank N.A.	7,620,710	24,000	135
7/26/16	EUR/PLN	JPMorgan Chase Bank N.A.	75,387	17,000	119
7/26/16	EUR/PLN	Bank of America N.A.	582,612	132,000	236
7/26/16	EUR/RON	Goldman Sachs & Co.	810,405	181,199	(2,305)
7/26/16	EUR/RSD	BNP Paribas S.A.	6,165,000	49,911	(36)
7/26/16	HRK/EUR	BNP Paribas S.A.	525,653	3,954,489	560
7/26/16	HUF/EUR	Citibank N.A.	25,000	7,828,990	244
7/26/16	PLN/EUR	JPMorgan Chase Bank N.A.	51,091	225,724	(148)
7/26/16	RON/EUR	Bank of America N.A.	32,000	143,580	294

Net unrealized depreciation on cross currency forward foreign exchange contracts					$(1,419)

See accompanying Notes to the Financial Statements.

Babson Emerging Markets Local Currency Debt Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
12/6/16	Citibank N.A.	ARS	845,000	52,110	50,000	$2,110
3/1/17	JPMorgan Chase Bank N.A.	ARS	1,881,000	110,332	100,000	10,332
7/26/16	BNP Paribas S.A.	AUD	69,239	51,517	50,000	1,517
7/26/16	BNP Paribas S.A.	BRL	222,115	68,888	61,034	7,854
7/26/16	Goldman Sachs & Co.	BRL	257,615	79,898	77,325	2,573
7/26/16	BNP Paribas S.A.	COP	245,151,224	83,940	83,157	783
7/26/16	JPMorgan Chase Bank N.A.	EUR	258,806	287,736	294,706	(6,970)
7/26/16	JPMorgan Chase Bank N.A.	HUF	71,409,975	251,295	252,264	(969)
7/12/16	Bank of America N.A.	IDR	696,089,880	52,846	52,249	597
7/26/16	BNP Paribas S.A.	INR	6,990,550	103,184	103,607	(423)
7/26/16	JPMorgan Chase Bank N.A.	KZT	35,964,000	105,515	108,000	(2,485)
7/26/16	Bank of America N.A.	MXN	1,043,675	56,463	55,000	1,463
7/26/16	BNP Paribas S.A.	MXN	3,240,779	175,327	174,000	1,327
7/26/16	JPMorgan Chase Bank N.A.	MXN	8,521,595	461,020	458,563	2,457
7/26/16	Goldman Sachs & Co.	MYR	275,493	69,012	67,702	1,310
9/6/16	JPMorgan Chase Bank N.A.	PLN	2,677,802	674,952	705,679	(30,727)
7/26/16	BNP Paribas S.A.	RUB	12,865,322	200,271	192,057	8,214
7/26/16	BNP Paribas S.A.	SEK	865,245	102,213	108,000	(5,787)
9/13/16	BNP Paribas S.A.	THB	15,663,033	445,201	443,145	2,056
7/26/16	Citibank N.A.	TRY	215,244	74,400	72,000	2,400
7/26/16	JPMorgan Chase Bank N.A.	TRY	1,922,532	664,534	640,025	24,509
7/26/16	Bank of America N.A.	ZAR	4,300,145	292,376	270,913	21,463
7/26/16	BNP Paribas S.A.	ZAR	786,679	53,488	49,000	4,488

Net unrealized appreciation on forward foreign exchange contracts to buy						$48,092

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/26/16	BNP Paribas S.A.	AUD	69,711	51,866	49,807	$(2,059)
7/26/16	BNP Paribas S.A.	BRL	823,215	255,316	228,742	(26,574)
7/26/16	Citibank N.A.	CAD	32,517	25,040	26,000	960
7/26/16	Goldman Sachs & Co.	CAD	33,545	25,832	26,000	168
7/26/16	BNP Paribas S.A.	CHF	98,547	101,294	99,541	(1,753)
7/26/16	BNP Paribas S.A.	CLP	66,527,421	100,281	95,126	(5,155)
2/22/17	JPMorgan Chase Bank N.A.	CNH	1,698,015	251,844	250,000	(1,844)
7/26/16	JPMorgan Chase Bank N.A.	COP	259,497,939	88,853	86,744	(2,109)
7/26/16	JPMorgan Chase Bank N.A.	EUR	730,305	811,939	816,285	4,346
7/26/16	Goldman Sachs & Co.	HKD	2,101,639	270,975	271,000	25
7/26/16	Goldman Sachs & Co.	HUF	9,522,268	33,509	33,174	(335)
7/12/16	Bank of America N.A.	IDR	454,240,000	34,485	34,000	(485)
7/26/16	BNP Paribas S.A.	ILS	357,894	92,969	92,728	(241)
7/26/16	JPMorgan Chase Bank N.A.	INR	6,990,550	103,183	103,372	189
7/26/16	JPMorgan Chase Bank N.A.	JPY	5,682,726	55,428	52,000	(3,428)

See accompanying Notes to the Financial Statements.

Babson Emerging Markets Local Currency Debt Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/26/16	Citibank N.A.	MYR	444,245	111,284	112,841	$1,557
7/26/16	Bank of America N.A.	NOK	436,637	52,179	54,000	1,821
7/26/16	BNP Paribas S.A.	NOK	423,892	50,655	51,000	345
7/26/16	Bank of America N.A.	PHP	19,097,670	405,061	407,026	1,965
9/6/16	JPMorgan Chase Bank N.A.	PLN	178,752	45,055	44,584	(471)
7/26/16	JPMorgan Chase Bank N.A.	RON	892,495	219,322	221,065	1,743
7/26/16	BNP Paribas S.A.	RUB	7,645,052	119,008	116,000	(3,008)
7/26/16	JPMorgan Chase Bank N.A.	SGD	352,442	261,829	254,609	(7,220)
7/26/16	Bank of America N.A.	TRY	992,995	343,235	342,388	(847)
8/26/16	Citibank N.A.	UYU	2,924,531	93,525	90,235	(3,290)
7/26/16	JPMorgan Chase Bank N.A.	ZAR	2,958,706	201,169	199,000	(2,169)

Net unrealized depreciation on forward foreign exchange contracts to sell						$(47,869)

Currency Legend

ARS	–	Argentine Peso
AUD	–	Australian Dollar
BRL	–	Brazilian Real
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
CLP	–	Chilean Peso
CNH	–	Chinese Yuan Renminbi
COP	–	Colombian Peso
CZK	–	Czech Republic Koruna
EUR	–	Euro
HKD	–	Hong Kong Dollar
HRK	–	Croatian Kuna
HUF	–	Hungarian Forint
IDR	–	Indonesian Rupiah
ILS	–	Israeli Shekel
INR	–	Indian Rupee
JPY	–	Japanese Yen
KRW	–	South Korean Won
KZT	–	Kazakhstani Tenge
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NOK	–	Norwegian Krona
PHP	–	Philippines Peso
PLN	–	Polish Zloty
RON	–	New Romanian Leu
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
SEK	–	Swedish Krona
SGD	–	Singapore Dollar
THB	–	Thai Baht
TRY	–	New Turkish Lira
UYU	–	Uruguayan Peso
ZAR	–	South African Rand

See accompanying Notes to the Financial Statements.

Babson Emerging Markets Local Currency Debt Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

OTC – Interest Rate Swaps

DESCRIPTION	NOTIONAL AMOUNT		UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Agreement with Bank of America N.A. dated 12/9/15 receiving a fixed rate of 8.68% paying the notional amount multiplied by the ZAR-JIBAR rate. Expiring 12/9/25	ZAR	8,000,000	$13,197	$13,197
Agreement with Bank of America N.A. dated 5/23/16 paying a fixed rate of 13.13% receiving the notional amount multiplied by the BRL-CDI rate. Expiring 7/3/17	BRL	1,788,280	1,565	1,565
Agreement with Bank of America N.A. dated 6/24/16 paying a fixed rate of 12.68% receiving the notional amount multiplied by the BRL-CDI rate. Expiring 1/2/18	BRL	1,753,202	1,564	1,564
Agreement with Bank of America N.A. dated 6/24/16 receiving a fixed rate of 12.50% paying the notional amount multiplied by the BRL-CDI rate. Expiring 1/2/25	BRL	220,679	980	980
Agreement with JPMorgan Chase Bank N.A. dated 12/12/15 paying a fixed rate of 0.25% receiving the notional amount multiplied by the CZK-PRIBO rate. Expiring 2/16/21	CZK	2,500,000	154	154
Agreement with JPMorgan Chase Bank N.A. dated 12/9/15 receiving a fixed rate of 6.35% paying the notional amount multiplied by the MXN-TIIE rate. Expiring 11/27/25	MXN	4,750,000	5,946	5,946
Agreement with JPMorgan Chase Bank N.A. dated 4/26/16 paying a fixed rate of 1.26% receiving the notional amount multiplied by the CL-CLICP rate. Expiring 4/28/21	CLP	76,404,734	13,616	13,616
Agreement with JPMorgan Chase Bank N.A. dated 5/19/16 paying a fixed rate of 1.64% receiving the notional amount multiplied by the KRW-KSDA rate. Expiring 5/20/26	KRW	159,000,000	(4,384)	(4,384)
Agreement with JPMorgan Chase Bank N.A. dated 5/19/16 receiving a fixed rate of 1.67% paying the notional amount multiplied by the ILS-TELBOR rate. Expiring 5/23/26	ILS	510,000	2,185	2,185
Agreement with JPMorgan Chase Bank N.A. dated 6/17/16 paying a fixed rate of 1.79% receiving the notional amount multiplied by the PLN-WIBOR rate. Expiring 6/21/19	PLN	1,800,000	(2,011)	(2,011)
Agreement with JPMorgan Chase Bank N.A. dated 6/7/16 receiving a fixed rate of 2.46% paying the notional amount multiplied by the PLN-WIBOR rate. Expiring 6/21/26	PLN	600,000	3,668	3,668

Total Interest Rate Swaps				36,480

See accompanying Notes to the Financial Statements.

Babson Global High Yield Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 97.6%*:

Corporate Bonds — 97.6%*:

Aerospace and Defense — 2.0%*:
CPI International, Inc.	8.75%	2/15/2018	500,000	$502,740	$496,251

Automobile — 2.5%*:
Gates Global LLC/Gates Global Co.^	6.00	7/15/2022	125,000	96,936	109,375
International Automotive Components Group SA^	9.13	6/1/2018	250,000	251,913	250,000
JB Poindexter & Co., Inc.^	9.00	4/1/2022	250,000	263,090	260,000

Total Automobile			625,000	611,939	619,375

Banking — 0.9%*:
Lock AS+	7.00	8/15/2021	200,000	230,033	225,834

Beverage, Food and Tobacco — 3.6%*:
Boparan Finance PLC+	5.50	7/15/2021	250,000	357,519	290,379
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC^	5.00	6/1/2024	117,000	117,000	119,047
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC^	5.25	6/1/2026	125,000	125,000	128,125
Manitowoc Foodservice, Inc.^	9.50	2/15/2024	250,000	250,000	279,375
Performance Food Group, Inc.^	5.50	6/1/2024	95,000	95,000	96,663

Total Beverage, Food and Tobacco			837,000	944,519	913,589

Broadcasting and Entertainment — 4.4%*:
CCO Holdings LLC/CCO Holdings Capital Corp.^	5.75	2/15/2026	250,000	250,000	257,500
DISH DBS Corp.^	7.75	7/1/2026	316,000	316,000	325,480
Entertainment One Ltd.+	6.88	12/15/2022	100,000	150,241	133,710
Gray Television, Inc.	7.50	10/1/2020	174,000	180,867	181,395
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH+	3.50	1/15/2027	200,000	214,585	213,627

Total Broadcasting and Entertainment			1,040,000	1,111,693	1,111,712

Buildings and Real Estate — 2.6%*:
Brookfield Residential Properties, Inc.+^	6.50	12/15/2020	250,000	249,443	249,375
GEO Group, Inc. (The)	6.00	4/15/2026	250,000	250,000	252,500
Paroc Group Oy+	6.25	5/15/2020	150,000	158,827	165,131

Total Buildings and Real Estate			650,000	658,270	667,006

Cargo Transport — 5.2%*:
Deck Chassis Acquisition, Inc.^	10.00	6/15/2023	300,000	300,000	310,500
OPE KAG Finance Sub, Inc.^	7.88	7/31/2023	750,000	779,834	738,750
WFS Global Holding SAS+	9.50	7/15/2022	250,000	281,017	259,404

Total Cargo Transport			1,300,000	1,360,851	1,308,654

See accompanying Notes to the Financial Statements.

Babson Global High Yield Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Chemicals, Plastics and Rubber — 6.2%*:
Consolidated Energy Finance SA+^	6.75%	10/15/2019	370,000	$364,049	$347,800
CVR Partners LP/CVR Nitrogen Finance Corp.^	9.25	6/15/2023	250,000	243,785	254,375
LBC Tank Terminals Holding Netherlands BV^	6.88	5/15/2023	215,000	207,100	207,475
LSB Industries, Inc.	7.75	8/1/2019	263,000	227,168	262,014
Platform Specialty Products Corp.^	10.38	5/1/2021	392,000	392,000	394,940
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.	6.38	5/1/2022	100,000	117,119	111,613

Total Chemicals, Plastics and Rubber			1,590,000	1,551,221	1,578,217

Containers, Packaging and Glass — 5.9%*:
Coveris Holdings SA^	7.88	11/1/2019	372,000	350,589	361,305
Horizon Holdings I SASU+	7.25	8/1/2023	300,000	343,484	344,661
Mustang Merger Corp.^	8.50	8/15/2021	334,000	349,999	349,030
Plastipak Holdings, Inc.^	6.50	10/1/2021	125,000	125,605	127,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu^	7.00	7/15/2024	141,000	141,000	145,159
SIG Combibloc Holdings SCA+	7.75	2/15/2023	150,000	173,096	175,268

Total Containers, Packaging and Glass			1,422,000	1,483,773	1,502,923

Diversified/Conglomerate Manufacturing — 1.8%*:
EnPro Industries, Inc.	5.88	9/15/2022	221,000	223,033	222,105
West Corp.^	5.38	7/15/2022	250,000	240,234	232,500

Total Diversified/Conglomerate Manufacturing			471,000	463,267	454,605

Diversified/Conglomerate Service — 2.5%*:
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.^	6.38	4/1/2024	115,000	111,252	113,850
Infor Software Parent LLC/Infor Software Parent, Inc. PIK^	7.13	5/1/2021	304,000	267,034	269,040
Zachry Holdings, Inc.^	7.50	2/1/2020	250,000	252,701	247,500

Total Diversified/Conglomerate Service			669,000	630,987	630,390

Electronics — 3.9%*:
Diamond 1 Finance Corp./Diamond 2 Finance Corp.^	5.88	6/15/2021	140,000	140,000	142,768
Diamond 1 Finance Corp./Diamond 2 Finance Corp.^	7.13	6/15/2024	154,000	154,000	160,841
NXP BV/NXP Funding LLC^	4.63	6/1/2023	250,000	250,000	254,375
Prime Security Services Borrower LLC/Prime Finance, Inc.^	9.25	5/15/2023	250,000	250,000	265,000
Western Digital Corp.^	10.50	4/1/2024	150,000	150,000	160,500

Total Electronics			944,000	944,000	983,484

See accompanying Notes to the Financial Statements.

Babson Global High Yield Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Finance — 3.5%*:
Galaxy Finco Ltd.+	7.88%	11/15/2021	250,000	$381,739	$326,156
Garfunkelux Holdco 3 SA+	8.50	11/1/2022	300,000	460,335	377,769
TMF Group Holding BV+	9.88	12/1/2019	150,000	182,895	177,615

Total Finance			700,000	1,024,969	881,540

Grocery — 0.5%*:
Premier Foods Finance PLC+	6.50	3/15/2021	100,000	146,396	126,469

Healthcare, Education and Childcare — 6.9%*:
Alere, Inc.^	6.38	7/1/2023	250,000	256,898	260,625
Capsugel SA PIK^	7.00	5/15/2019	290,000	292,142	290,725
Cerberus Nightingale 1 Sarl+	8.25	2/1/2020	100,000	110,512	113,084
HCA, Inc.	5.38	2/1/2025	375,000	381,201	384,375
HCA, Inc.	5.88	2/15/2026	125,000	125,000	129,687
RegionalCare Hospital Partners Holdings, Inc.^	8.25	5/1/2023	132,000	132,000	135,300
Valeant Pharmaceuticals International, Inc.^	6.13	4/15/2025	525,000	451,765	421,312

Total Healthcare, Education and Childcare			1,797,000	1,749,518	1,735,108

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.7%*:
LSF9 Balta Issuer SA+	7.75	9/15/2022	150,000	171,799	175,318

Hotels, Motels, Inns and Gaming — 0.5%*:
TVL Finance PLC+	8.50	5/15/2023	100,000	146,115	128,366

Insurance — 1.7%*:
CNO Financial Group, Inc.	5.25	5/30/2025	250,000	251,810	257,500
York Risk Services Holding Corp.^	8.50	10/1/2022	250,000	225,185	184,375

Total Insurance			500,000	476,995	441,875

Leisure, Amusement, Entertainment — 6.2%*:
Brunswick Corp.	7.13	8/1/2027	817,000	869,188	878,684
CPUK Finance Ltd.+	7.00	2/28/2042	200,000	311,716	272,906
Odeon & UCI Finco PLC MTN+	9.00	8/1/2018	100,000	157,204	134,190
Perform Group Financing PLC+	8.50	11/15/2020	100,000	149,427	120,478
WMG Acquisition Corp.^	6.75	4/15/2022	150,000	151,125	151,125

Total Leisure, Amusement, Entertainment			1,367,000	1,638,660	1,557,383

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 1.3%*:
Apex Tool Group LLC^	7.00	2/1/2021	88,000	77,355	75,900
Xerium Technologies, Inc.	8.88	6/15/2018	250,000	252,932	246,250

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			338,000	330,287	322,150

Mining, Steel, Iron and Non-Precious Metals — 5.8%*:
Constellium NV+	7.00	1/15/2023	130,000	125,563	116,207
Constellium NV+^	7.88	4/1/2021	250,000	250,000	257,813

See accompanying Notes to the Financial Statements.

Babson Global High Yield Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Mining, Steel, Iron and Non-Precious Metals (Continued)
Freeport-McMoRan, Inc.	3.55%	3/1/2022	313,000	$247,578	$275,440
Freeport-McMoRan, Inc.	4.00	11/14/2021	107,000	83,092	96,668
Hecla Mining Co.	6.88	5/1/2021	250,000	215,388	239,375
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.^	7.38	2/1/2020	324,000	270,540	272,160
United States Steel Corp.^	8.38	7/1/2021	117,000	117,000	122,850
Zekelman Industries, Inc.^	9.88	6/15/2023	92,000	92,000	92,920

Total Mining, Steel, Iron and Non-Precious Metals			1,583,000	1,401,161	1,473,433

Oil and Gas — 13.4%*:
Calumet Specialty Products Partners LP/Calumet Finance Corp.	6.50	4/15/2021	150,000	107,561	107,250
Calumet Specialty Products Partners LP/Calumet Finance Corp.	7.75	4/15/2023	52,000	49,567	35,750
Citgo Holding, Inc.^	10.75	2/15/2020	341,000	345,505	342,705
Continental Resources, Inc.	5.00	9/15/2022	250,000	217,838	244,375
Energy Transfer Equity LP	5.88	1/15/2024	157,000	146,120	152,683
EP Energy LLC/Everest Acquisition Finance, Inc.	9.38	5/1/2020	508,000	457,363	359,410
Genesis Energy LP/Genesis Energy Finance Corp.	6.75	8/1/2022	250,000	244,773	242,500
Hornbeck Offshore Services, Inc.	5.88	4/1/2020	250,000	157,007	158,125
Kosmos Energy Ltd.^	7.88	8/1/2021	250,000	225,068	241,250
Laredo Petroleum, Inc.	7.38	5/1/2022	250,000	238,409	250,625
Newfield Exploration Co.	5.38	1/1/2026	250,000	241,674	243,125
Sabine Pass Liquefaction LLC^	5.88	6/30/2026	250,000	250,000	250,937
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.	5.50	8/15/2022	291,000	208,771	250,260
Tullow Oil PLC+^	6.25	4/15/2022	250,000	196,549	200,000
Weatherford International Ltd.	7.75	6/15/2021	125,000	125,000	121,719
Weatherford International Ltd.	8.25	6/15/2023	125,000	125,000	118,750
WPX Energy, Inc.	6.00	1/15/2022	68,000	61,312	63,240

Total Oil and Gas			3,817,000	3,397,517	3,382,704

Personal Transportation — 1.8%*:
AA Bond Co. Ltd.+	5.50	7/31/2043	350,000	498,195	443,805

Retail Stores — 4.9%*:
Brighthouse Group PLC MTN+	7.88	5/15/2018	100,000	147,385	119,699
Debenhams PLC+	5.25	7/15/2021	150,000	232,699	189,193
Dollar Tree, Inc.^	5.75	3/1/2023	500,000	523,995	531,250
HSS Financing PLC+	6.75	8/1/2019	68,000	97,975	88,172
Penske Automotive Group, Inc.	5.50	5/15/2026	250,000	250,000	237,500
Takko Luxembourg 2 S.C.A. MTN+	9.88	4/15/2019	100,000	69,633	62,978

Total Retail Stores			1,168,000	1,321,687	1,228,792

See accompanying Notes to the Financial Statements.

Babson Global High Yield Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Telecommunications — 7.3%*:
Altice Financing SA+^	6.63%	2/15/2023	250,000	$251,621	$245,468
Altice Financing SA^+	7.50	5/15/2026	250,000	250,000	245,000
Digicel Ltd.^+	6.00	4/15/2021	250,000	228,077	214,300
Numericable-SFR SA^+	7.38	5/1/2026	350,000	350,000	346,062
Sprint Corp.	7.88	9/15/2023	250,000	229,995	204,375
Virgin Media Secured Finance PLC MTN+	5.13	1/15/2025	150,000	227,282	194,695
Wind Acquisition Finance SA+^	7.38	4/23/2021	200,000	190,698	190,500
Ziggo Bond Finance BV+	4.63	1/15/2025	200,000	206,029	211,407

Total Telecommunications			1,900,000	1,933,702	1,851,807

Textiles and Leather — 1.6%*:
Hanesbrands, Inc.^	4.63	5/15/2024	167,000	167,000	167,417
Hanesbrands, Inc.^	4.88	5/15/2026	246,000	246,000	246,886

Total Textiles and Leather			413,000	413,000	414,303

Total Corporate Bonds			24,531,000	25,143,294	24,655,093

Total Fixed Income			24,531,000	25,143,294	24,655,093

Short-Term Investment — 1.8%*:

Bank Deposit — 1.8%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01	7/1/2016	460,981	460,981	460,981

Total Investments			24,991,981	25,604,275	25,116,074

Other assets and liabilities — 0.6%*					155,069

Net Assets — 100.0%					$25,271,143

MTN	Medium Term Note
PIK	Payment-in-kind
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

See accompanying Notes to the Financial Statements.

Babson Global High Yield Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	69.6%
United Kingdom	10.4%
France	5.8%
Germany	2.7%
Portugal	2.0%
Netherlands	1.6%
Trinidad And Tobago	1.4%
Canada	1.0%
Other (Individually less than 1%)	5.5%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

A summary of outstanding financial instruments at June 30, 2016 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/8/16	BNP Paribas S.A.	EUR	55,385	61,470	60,840	$630
7/8/16	Goldman Sachs & Co.	EUR	106,560	118,267	121,533	(3,266)
7/8/16	JPMorgan Chase Bank N.A.	EUR	12,095	13,424	13,746	(322)
7/8/16	Citibank N.A.	GBP	62,603	83,341	82,505	836

Net unrealized depreciation on forward foreign exchange contracts to buy						$(2,122)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY		LOCAL CURRENCY	VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION
7/8/16	Citibank N.A.	EUR	2,353,593	2,612,162	2,629,959	$17,797
7/8/16	Citibank N.A.	GBP	2,350,919	3,129,700	3,394,914	265,214

Net unrealized appreciation on forward foreign exchange contracts to sell						$283,011

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Babson U.S. High Yield Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 95.8%*:

Bank Loans — 1.2%*§:

Oil and Gas — 1.2%*:
Fieldwood Energy LLC	7.00%	9/28/2018	172,215	$152,526	$141,790
Fieldwood Energy LLC PIK	7.13	9/30/2020	500,000	188,813	195,069

Total Oil and Gas			672,215	341,339	336,859

Total Bank Loans			672,215	341,339	336,859

Corporate Bonds — 94.6%*:

Aerospace and Defense — 2.6%*:
American Airlines Group, Inc.^	4.63	3/1/2020	250,000	248,923	238,750
CPI International, Inc.	8.75	2/15/2018	500,000	502,740	496,250

Total Aerospace and Defense			750,000	751,663	735,000

Automobile — 2.8%*:
Gates Global LLC/Gates Global Co.^	6.00	7/15/2022	125,000	96,936	109,375
International Automotive Components Group SA^	9.13	6/1/2018	250,000	251,914	250,000
JB Poindexter & Co., Inc.^	9.00	4/1/2022	410,000	431,459	426,400

Total Automobile			785,000	780,309	785,775

Beverage, Food and Tobacco — 3.9%*:
Carrols Restaurant Group, Inc.	8.00	5/1/2022	260,000	274,589	280,150
KeHE Distributors LLC/KeHE Finance Corp.^	7.63	8/15/2021	200,000	198,250	197,750
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC^	5.00	6/1/2024	117,000	117,000	119,047
KFC Holding Co/Pizza Hut Holdings LLC/Taco Bell of America LLC^	5.25	6/1/2026	125,000	125,000	128,125
Manitowoc Foodservice, Inc.^	9.50	2/15/2024	250,000	250,000	279,375
Performance Food Group, Inc.^	5.50	6/1/2024	95,000	95,000	96,663

Total Beverage, Food and Tobacco			1,047,000	1,059,839	1,101,110

Broadcasting and Entertainment — 4.9%*:
CCO Holdings LLC/CCO Holdings Capital Corp.^	5.75	2/15/2026	500,000	500,000	515,000
DISH DBS Corp.^	7.75	7/1/2026	316,000	316,000	325,480
Gray Television, Inc.	7.50	10/1/2020	249,000	257,752	259,583
RCN Telecom Services LLC/RCN Capital Corp.^	8.50	8/15/2020	250,000	257,220	256,250

Total Broadcasting and Entertainment			1,315,000	1,330,972	1,356,313

Buildings and Real Estate — 4.6%*:
Brookfield Residential Properties, Inc.+^	6.50	12/15/2020	250,000	249,443	249,375
GEO Group, Inc. (The)	6.00	4/15/2026	250,000	250,000	252,500
M/I Homes, Inc.	6.75	1/15/2021	250,000	250,000	248,750
MPT Operating Partnership LP/MPT Finance Corp.	6.38	3/1/2024	495,000	495,000	527,175

Total Buildings and Real Estate			1,245,000	1,244,443	1,277,800

See accompanying Notes to the Financial Statements.

Babson U.S. High Yield Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Cargo Transport — 3.8%*:
Deck Chassis Acquisition, Inc.^	10.00%	6/15/2023	300,000	$300,000	$310,500
OPE KAG Finance Sub, Inc.^	7.88	7/31/2023	750,000	779,835	738,750

Total Cargo Transport			1,050,000	1,079,835	1,049,250

Chemicals, Plastics and Rubber — 5.9%*:
Consolidated Energy Finance SA+^	6.75	10/15/2019	370,000	364,049	347,800
CVR Partners LP/CVR Nitrogen Finance Corp.^	9.25	6/15/2023	250,000	243,784	254,375
LBC Tank Terminals Holding Netherlands BV^	6.88	5/15/2023	250,000	240,814	241,250
LSB Industries, Inc.	7.75	8/1/2019	263,000	227,167	262,014
OMNOVA Solutions, Inc.	7.88	11/1/2018	141,000	140,423	141,000
Platform Specialty Products Corp.^	10.38	5/1/2021	392,000	392,000	394,940

Total Chemicals, Plastics and Rubber			1,666,000	1,608,237	1,641,379

Containers, Packaging and Glass — 5.1%*:
Coveris Holdings SA^	7.88	11/1/2019	500,000	462,925	485,625
Mustang Merger Corp.^	8.50	8/15/2021	333,000	348,951	347,985
Plastipak Holdings, Inc.^	6.50	10/1/2021	125,000	125,605	127,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu^	7.00	7/15/2024	141,000	141,000	145,159
Sealed Air Corp.^	6.88	7/15/2033	300,000	310,463	318,000

Total Containers, Packaging and Glass			1,399,000	1,388,944	1,424,269

Diversified/Conglomerate Manufacturing — 3.2%*:
Amsted Industries, Inc.^	5.38	9/15/2024	200,000	192,911	196,000
EnPro Industries, Inc.	5.88	9/15/2022	220,000	222,024	221,100
StoneMor Partners LP/Cornerstone Family Services of West Virginia Subsidiary	7.88	6/1/2021	250,000	258,586	247,500
West Corp.^	5.38	7/15/2022	250,000	240,234	232,500

Total Diversified/Conglomerate Manufacturing			920,000	913,755	897,100

Diversified/Conglomerate Service — 2.3%*:
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.^	6.38	4/1/2024	115,000	111,252	113,850
Infor Software Parent LLC/Infor Software Parent, Inc. PIK^	7.13	5/1/2021	319,000	280,156	282,315
Zachry Holdings, Inc.^	7.50	2/1/2020	250,000	252,701	247,500

Total Diversified/Conglomerate Service			684,000	644,109	643,665

Electronics — 4.9%*:
Diamond 1 Finance Corp./Diamond 2 Finance Corp.^	5.88	6/15/2021	140,000	140,000	142,768
Diamond 1 Finance Corp./Diamond 2 Finance Corp.^	7.13	6/15/2024	154,000	154,000	160,841
NXP BV/NXP Funding LLC^	4.63	6/1/2023	270,000	270,000	274,725

See accompanying Notes to the Financial Statements.

Babson U.S. High Yield Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Electronics (Continued)
Prime Security Services Borrower LLC/Prime Finance, Inc.^	9.25%	5/15/2023	250,000	$250,000	$265,000
WESCO Distribution, Inc.^	5.38	6/15/2024	250,000	250,000	250,000
Western Digital Corp.^	10.50	4/1/2024	250,000	250,000	267,500

Total Electronics			1,314,000	1,314,000	1,360,834

Finance — 0.9%*:
Aircastle Ltd.	5.00	4/1/2023	250,000	250,000	254,050

Healthcare, Education and Childcare — 7.4%*:
Alere, Inc.^	6.38	7/1/2023	325,000	335,898	338,813
Capsugel SA PIK^	7.00	5/15/2019	290,000	292,142	290,725
HCA, Inc.	5.25	6/15/2026	225,000	225,000	233,578
HCA, Inc.	5.38	2/1/2025	375,000	381,201	384,375
RegionalCare Hospital Partners Holdings, Inc.^	8.25	5/1/2023	132,000	132,000	135,300
Tenet Healthcare Corp.	6.75	6/15/2023	250,000	250,583	239,375
Valeant Pharmaceuticals International, Inc.^	6.13	4/15/2025	534,000	459,256	428,535

Total Healthcare, Education and Childcare			2,131,000	2,076,080	2,050,701

Insurance — 1.6%*:
CNO Financial Group, Inc.	5.25	5/30/2025	250,000	251,810	257,500
York Risk Services Holding Corp.^	8.50	10/1/2022	250,000	225,185	184,375

Total Insurance			500,000	476,995	441,875

Leisure, Amusement, Entertainment — 4.1%*:
Brunswick Corp.^	4.63	5/15/2021	375,000	378,367	379,688
Brunswick Corp.	7.13	8/1/2027	567,000	604,597	609,808
WMG Acquisition Corp.^	6.75	4/15/2022	150,000	151,125	151,125

Total Leisure, Amusement, Entertainment			1,092,000	1,134,089	1,140,621

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 1.2%*:
Apex Tool Group LLC^	7.00	2/1/2021	96,000	84,383	82,800
Xerium Technologies, Inc.	8.88	6/15/2018	250,000	252,932	246,250

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			346,000	337,315	329,050

Mining, Steel, Iron and Non-Precious Metals — 5.2%*:
Constellium NV+^	7.88	4/1/2021	300,000	300,000	309,375
Freeport-McMoRan, Inc.	3.55	3/1/2022	353,000	280,599	310,640
Freeport-McMoRan, Inc.	4.00	11/14/2021	107,000	83,091	96,668
Hecla Mining Co.	6.88	5/1/2021	250,000	215,388	239,375
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.^	7.38	2/1/2020	325,000	271,375	273,000
United States Steel Corp.^	8.38	7/1/2021	117,000	117,000	122,850
Zekelman Industries, Inc.^	9.88	6/15/2023	92,000	92,000	92,920

Total Mining, Steel, Iron and Non-Precious Metals			1,544,000	1,359,453	1,444,828

See accompanying Notes to the Financial Statements.

Babson U.S. High Yield Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas — 12.6%*:
Calumet Specialty Products Partners LP/Calumet Finance Corp.	6.50%	4/15/2021	150,000	$107,561	$107,250
Calumet Specialty Products Partners LP/Calumet Finance Corp.	7.75	4/15/2023	53,000	50,520	36,438
Citgo Holding, Inc.^	10.75	2/15/2020	341,000	345,505	342,705
Continental Resources, Inc.	5.00	9/15/2022	250,000	217,838	244,375
Energy Transfer Equity LP	5.88	1/15/2024	174,000	161,944	169,215
EP Energy LLC/Everest Acquisition Finance, Inc.	9.38	5/1/2020	507,000	456,460	358,702
Genesis Energy LP/Genesis Energy Finance Corp.	6.75	8/1/2022	250,000	244,773	242,500
Hornbeck Offshore Services, Inc.	5.88	4/1/2020	250,000	157,007	158,125
Kosmos Energy Ltd.^	7.88	8/1/2021	250,000	225,068	241,250
Newfield Exploration Co.	5.38	1/1/2026	250,000	241,674	243,125
Sabine Pass Liquefaction LLC^	5.88	6/30/2026	250,000	250,000	250,937
SM Energy Co.	6.50	1/1/2023	250,000	185,048	232,500
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.	5.50	8/15/2022	295,000	211,641	253,700
Sunoco LP/Sunoco Finance Corp.^	6.25	4/15/2021	250,000	250,000	249,375
Tullow Oil PLC+^	6.25	4/15/2022	250,000	196,549	200,000
Welltec A/S+^	8.00	2/1/2019	200,000	190,220	185,750

Total Oil and Gas			3,970,000	3,491,808	3,515,947

Personal Transportation — 0.9%*:
Watco Cos. LLC/Watco Finance Corp.^	6.38	4/1/2023	250,000	250,582	247,500

Personal, Food and Miscellaneous — 1.5%*:
Landry’s, Inc.^	9.38	5/1/2020	405,000	430,576	425,250

Printing and Publishing — 0.9%*:
MHGE Parent LLC/MHGE Parent Finance, Inc.^	8.50	8/1/2019	250,000	252,129	252,500

Retail Stores — 2.8%*:
Dollar Tree, Inc.^	5.75	3/1/2023	500,000	523,995	531,250
Penske Automotive Group, Inc.	5.50	5/15/2026	250,000	250,000	237,500

Total Retail Stores			750,000	773,995	768,750

Telecommunications — 8.2%*:
Altice Financing SA+^	6.63	2/15/2023	250,000	251,622	245,468
Altice Financing SA+^	7.50	5/15/2026	250,000	250,000	245,000
Digicel Ltd.+^	6.00	4/15/2021	250,000	227,931	214,300
Numericable-SFR SA+^	7.38	5/1/2026	350,000	350,000	346,062
Numericable-SFR SAS+^	6.00	5/15/2022	250,000	251,602	243,125
Sprint Corp.	7.88	9/15/2023	250,000	229,995	204,375
T-Mobile USA, Inc.	6.50	1/15/2026	500,000	500,000	527,500
Wind Acquisition Finance SA+^	7.38	4/23/2021	284,000	260,101	270,510

Total Telecommunications			2,384,000	2,321,251	2,296,340

See accompanying Notes to the Financial Statements.

Babson U.S. High Yield Fund 2016 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2016

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Textiles and Leather — 1.5%*:
Hanesbrands, Inc.^	4.63%	5/15/2024	167,000	$167,000	$167,417
Hanesbrands, Inc.^	4.88	5/15/2026	246,000	246,000	246,886

Total Textiles and Leather			413,000	413,000	414,303

Utilities — 1.8%*:
NRG Energy, Inc.^	7.25	5/15/2026	250,000	250,000	248,750
Teine Energy Ltd.+^	6.88	9/30/2022	250,000	228,678	245,000

Total Utilities			500,000	478,678	493,750

Total Corporate Bonds			26,960,000	26,162,057	26,347,960

Total Fixed Income			27,632,215	26,503,396	26,684,819

Short-Term Investment — 5.7%*:

Bank Deposit — 5.7%*:
State Street Bank & Trust Co. Euro Time Deposit	0.01	7/1/2016	1,578,060	1,578,060	1,578,060

Total Investments			29,210,275	28,081,456	28,262,879

Other assets and liabilities — (1.5%)*					(417,627)

Net Assets — 100.0%					$27,845,252

PIK	Payment-in-kind
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
+	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	88.4%
France	3.4%
Canada	1.9%
Portugal	1.8%
Trinidad And Tobago	1.3%
Italy	1.0%
Other (Individually less than 1%)	2.2%

Total	100.0%

^	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
§	Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2016. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.
#	Variable rate security. The interest rate shown is the rate in effect at June 30, 2016.

See accompanying Notes to the Financial Statements.

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2016

1.	Organization

Babson Capital Funds Trust (the “Trust”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 3, 2013 and commenced operations on September 16, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of June 30, 2016, the Trust consists of eight non-diversified funds (separately, a “Fund” and collectively, the “Funds”): Babson Global Floating Rate Fund (“Global Floating Rate Fund”), Babson Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund”), Babson Active Short Duration Bond Fund (“Active Short Duration Bond Fund”), Babson Total Return Bond Fund (“Total Return Bond Fund”), Babson Emerging Markets Debt Blended Total Return Fund (“Emerging Markets Blended Total Return Fund”), Babson Emerging Markets Local Currency Debt Fund (“Emerging Markets Local Currency Debt Fund”), Babson Global High Yield Fund (“Global High Yield Fund”) and Babson U.S. High Yield Fund (“U.S. High Yield Fund”). Active Short Duration Bond Fund and Total Return Bond Fund commenced operations on July 8, 2015. Emerging Markets Debt Blended Total Return Fund commenced operations on October 21, 2015. Emerging Markets Local Currency Debt Fund commenced operations on December 8, 2015. Global High Yield Fund and U.S. High Yield Fund commenced operations on October 30, 2015.

Babson Capital Management LLC (the “Adviser”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the 1940 Act and serves as investment adviser to the Funds.

Babson Capital Global Advisors Limited (“BCGA”), an indirect wholly-owned subsidiary of the Adviser, serves as a sub-adviser with respect to the Global Floating Rate Fund, Global Credit Income Opportunities Fund, Total Return Bond Fund, Emerging Markets Debt Blended Total Return Fund and Global High Yield Fund European investments.

Cornerstone Real Estate Advisers LLC (“Cornerstone”), a direct wholly-owned subsidiary of the Adviser, serves as a sub-adviser with respect to the Active Short Duration Bond Fund and Total Return Bond Fund investment in commercial mortgage-backed securities.

The primary investment objective of the Global Floating Rate Fund is to seek a high level of current income. The

Fund seeks preservation of capital as a secondary investment objective. The investment objective of the Global Credit Income Opportunities Fund is to seek an absolute return, primarily through current income and secondarily through capital appreciation. The investment objective of the Active Short Duration Bond Fund is to seek to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. The investment objective of the Total Return Bond Fund is to seek a superior total rate of return by investing in fixed income instruments. The investment objective of the Emerging Markets Debt Blended Total Return Fund is to seek to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation. The investment objective of the Emerging Markets Local Currency Debt Fund is to seek long-term total return through investment in a diversified portfolio of emerging markets local currency denominated debt securities. The investment objective of the Global High Yield Fund is to seek to provide high current income generation and, where appropriate, capital appreciation. The investment objective of the U.S. High Yield Fund is to seek to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

There can be no assurance that the Funds will achieve their investment objectives. Under normal market conditions, the Global Floating Rate Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in income producing floating rate debt securities, consisting of floating rate loans, bonds and notes, issued primarily by North American and Western European companies. Such instruments are primarily, at the time of purchase, rated below-investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)) or unrated but judged by the Adviser or BCGA to be of comparable quality. Under normal circumstances, the Global Credit Income Opportunities Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in debt instruments, consisting of loans, bonds and notes, based in U.S. and non-U.S. markets, as well as over-the-counter and

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

exchange traded derivatives. Investments may be issued or guaranteed by governments and their agencies, corporations, financial institutions and supranational organizations that the Global Floating Rate Fund and Global Credit Income Opportunities Fund believe have the potential to provide a high total return over time. A significant portion of the Global Floating Rate Fund and Global Credit Income Opportunities Fund’s investments in debt instruments will be denominated in a currency other than the U.S. dollar. Although the investments in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, the Global Floating Rate Fund and Global Credit Income Opportunities Fund expect that, under current market conditions, they will seek to hedge substantially all of their exposure to foreign currencies. Under normal market conditions, the Active Short Duration Bond Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by S&P or, if unrated, determined to be of comparable quality by the Adviser). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, mortgage-backed, and other asset-backed securities. Under normal market conditions, the Total Return Bond Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in fixed income securities. These typically include: U.S. dollar denominated corporate obligations and bank loans, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. and foreign issuer dollar denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, convertible bonds, mortgage-backed, and other asset-backed securities. Under normal market conditions, the Emerging Markets Debt Blended Total Return Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in (i) securities denominated in currencies of the emerging market countries, (ii) fixed income securities or debt instruments issued by emerging market entities or sovereign nations, and/or (iii) debt instruments denominated in or based on the currencies, interest rates, or issues of emerging market countries. Emerging market countries are defined to include any country that did not become a member of the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975 and Turkey. Certain emerging market countries are referred to as “frontier” market countries. The Fund will likely focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Under normal market conditions, the Emerging Markets Local Currency Debt Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in local currency-denominated debt instruments issued by emerging markets governments, and their quasi sovereign agencies (including supranational and sub-national government issuers). The Adviser will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments, and any other specific factors the Adviser believes to be relevant. The Fund will likely focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Under normal conditions, the Global High Yield Fund will invest at least 80% of its net assets (including the amount of any borrowing for investment purposes) in below investment grade (“high yield”) fixed and floating rate corporate debt securities including bonds, notes and other fixed and floating rate income securities issued primarily by North American and Western European companies. For this purpose, debt instruments issued by issuers based in the Channel Islands, Cayman Islands and Bermuda will be considered North American and Western European companies. Such debt securities may be secured or unsecured, and, either senior or subordinated. Secured debt means that collateral has been pledged as security against default, while investors in senior debt instruments are legally entitled to be repaid ahead of investors in subordinated (i.e. non-senior) instruments issued by the same corporation. Derivative instruments that provide exposure to such high yield debt securities or have similar economic characteristics may be used to satisfy the Fund’s 80% policy. The Adviser expects that such instruments will primarily, at the time of purchase, be rated below investment grade (commonly referred to as “junk bonds”) by at least one credit rating agency (below Baa3 by Moody’s or below BBB- by either S&P, or Fitch) or unrated but judged by the Adviser or BCGA, to be of comparable quality. The Fund may invest in high

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yield securities of any rating, including securities that are in default at the time of purchase. Under normal circumstances, the U.S. High Yield Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by S&P (using the lower rating) or, if unrated, determined by the Adviser to be of comparable quality), and at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities of U.S. issuers. The Fund may also invest in convertible securities, preferred stocks, warrants, bank loans, and other fixed income securities, including Rule 144A securities, of both U.S. and foreign issuers. Currently, the Adviser does not expect that the Fund will invest more than 20% of its total assets in bank loans. The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars including, but not limited to, corporate bonds, government and agency issues, Rule 144A securities, convertible securities, bank loans, mortgage-backed, and asset-backed securities.

Each Fund has four classes of shares: Class A, C, I, and Y, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, I, and Y shares. There may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without an initial sales charge and redeemed within the first year of purchase (subject to certain exceptions as set forth in each Fund’s prospectus) and Class C shares redeemed within the first year of purchase. All classes of shares have equal voting rights, with the exception of matters that relate solely to one class.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

The Funds’ investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Funds’ Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date to determine the current value. The Funds’ investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Funds’ valuation policies and procedures approved by the Board. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Futures traded on inactive markets are valued using broker quotations. OTC derivative financial instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of an independent pricing service providers or broker dealer quotations. Depending on the derivative type and the terms of the derivative, the value of the derivative financial instruments is assigned by independent pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.

The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased for “to-be-announced” (“TBA”) or when-issued securities approximate fair value and are determined using Level 2 inputs, as of June 30, 2016. The assets and liabilities shown in the Statements of Assets and Liabilities related to cash collateral held at broker for futures contracts are determined using Level 1 inputs as of June 30, 2016.

A Valuation Committee, made up of officers of the Trust and employees of the Adviser, is responsible for determining, in accordance with the Funds’ valuation policies and procedures approved by the Board; (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized

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pricing service vendors may not provide prices for a security held by the Funds, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Funds may use market maker quotations provided by an established market maker for that security (i.e., broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations to be obtained by it from the market maker are reasonably likely to be reliable). In any such case, the Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Bank loan positions are valued at the bid price from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

Bank loans in which the Funds may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Funds. By relying on a third party to administer a loan, the Funds are subject to the risk that the third party will fail to perform its obligations. The loans in which the Funds will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Funds’ ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Funds to obtain precise valuations of the high yield loans in its portfolio.

The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing

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the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of June 30, 2016 in valuing the Funds’ investments:

Global Floating Rate Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL INVESTMENTS

Assets:*
Equities:
Common Stocks	$–	$7,480	$0	**	$7,480

Total Equities	–	7,480	0		7,480

Fixed Income:
Bank Loans	–	139,521,068	221,345		139,742,413
Corporate Bonds	–	15,314,985	–		15,314,985

Total Fixed Income	–	154,836,053	221,345		155,057,398

Short-Term Investment	–	17,598,766	–		17,598,766
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	1,819,442	–		1,819,442

Total	$–	$174,261,741	$221,345		$174,483,086

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(22,671)	–		(22,671)

Total Investments	$–	$174,239,070	$221,345		$174,460,415

*	There were no transfers between levels during the year ended June 30, 2016.
**	Includes two securities valued at $0.

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June 30, 2016

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2015	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF JUNE 30, 2016	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2016

Fixed Income
Bank Loans	$1,054,891	$4,275	$12,254	$–	$2,994	$225,330	$(1,078,399)	$221,345	$12,254

Total	$1,054,891	$4,275	$12,254	$–	$2,994	$225,330	$(1,078,399)	$221,345	$12,254

Global Credit Income Opportunities Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Equities:
Common Stocks	$–	$3,740	$418,595	$422,335

Total Equities	–	3,740	418,595	422,335

Fixed Income:
Asset-Backed Securities	–	15,138,704	–	15,138,704
Bank Loans	–	23,767,234	221,345	23,988,579
Corporate Bonds	–	54,028,407	–	54,028,407

Total Fixed Income	–	92,934,345	221,345	93,155,690

Short-Term Investment	–	7,849,066	–	7,849,066
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	1,379,685	–	1,379,685

Total	$–	$102,166,836	$639,940	$102,806,776

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(802)	–	(802)

Total Investments	$–	$102,166,034	$639,940	$102,805,974

*	There were no transfers between levels during the year ended June 30, 2016.

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2015	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF JUNE 30, 2016	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2016

Equities
Common Stock	$–	$–	$44,857	$–	$–	$373,738	$–	$418,595	$44,857

Fixed Income
Bank Loans	$808,335	$9,861	$1,638	$–	$2,992	$225,331	$(826,812)	$221,345	$(650)

Total	$808,335	$9,861	$46,495	$–	$2,992	$599,069	$(826,812)	$639,940	$44,207

Active Short Duration Bond Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Asset-Backed Securities	$–	$47,568,141	$–	$47,568,141
Corporate Bonds	–	63,831,141	–	63,831,141
Mortgage-Backed Securities	–	5,151,027	–	5,151,027
U.S. Treasury & Government Agencies	–	32,017,461	–	32,017,461

Total Fixed Income	–	148,567,770	–	148,567,770

Short-Term Investments:
Bank Deposit	–	47,434	–	47,434
Commercial Paper	–	7,699,338	–	7,699,338

Total Short-Term Investments	–	7,746,772	–	7,746,772

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	48,523	–	48,523
Futures**	312,198	–	–	312,198

Total Derivative Securities	312,198	48,523	–	360,721

Total	$312,198	$156,363,065	$–	$156,675,263

Liabilities:*
Derivative Securities:
OTC – Credit Default Swaps	–	(38,457)	–	(38,457)
Centrally Cleared Credit Default Swaps**	–	(1,055)	–	(1,055)
Forward Foreign Currency Exchange Contracts	–	(50,495)	–	(50,495)
Futures**	(432,239)	–	–	(432,239)

Total Derivative Securities	(432,239)	(90,007)	–	(522,246)

Total Investments	$(120,041)	$156,273,058	$–	$156,153,017

*	There were no transfers between levels during the year ended June 30, 2016.
**	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

Total Return Bond Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Asset-Backed Securities	$–	$4,998,946	$–	$4,998,946
Corporate Bonds	–	8,859,100	–	8,859,100
Foreign Government	–	120,831	–	120,831
Mortgage-Backed Securities	–	1,431,855	–	1,431,855
U.S. Treasury & Government Agencies	–	7,278,939	–	7,278,939

Total Fixed Income	–	22,689,671	–	22,689,671

Mutual Fund:
Mutual Fund	2,288,057	–	–	2,288,057
Short-Term Investments:
Bank Deposit	–	805,781	–	805,781
Commercial Paper	–	4,445,968	–	4,445,968

Total Short-Term Investments	–	5,251,749	–	5,251,749

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	24,351	–	24,351
Futures**	115,238	–	–	115,238

Total Derivative Securities	115,238	24,351	–	139,589

Total	$2,403,295	$27,965,771	$–	$30,369,066

Liabilities:*
Derivative Securities:
OTC – Credit Default Swaps	–	(9,614)	–	(9,614)
Centrally Cleared Credit Default Swaps**	–	(331)	–	(331)
Forward Foreign Currency Exchange Contracts	–	(25,963)	–	(25,963)
Futures**	(24,120)	–	–	(24,120)

Total Derivative Securities	(24,120)	(35,908)	–	(60,028)

Total Investments	$2,379,175	$27,929,863	$–	$30,309,038

*	There were no transfers between levels during the year ended June 30, 2016.
**	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

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June 30, 2016

Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Corporate Bonds	$–	$4,440,586	$–	$4,440,586
Foreign Government	–	5,013,180	–	5,013,180

Total Fixed Income	–	9,453,766	–	9,453,766

Short-Term Investment	–	299,350	–	299,350
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	147,954	–	147,954
Interest Rate Swaps	–	12,211	–	12,211

Total Derivative Securities	–	160,165	–	160,165

Total	$–	$9,913,281	$–	$9,913,281

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(114,417)	–	(114,417)
Interest Rate Swaps	–	(8,941)	–	(8,941)

Total Derivative Securities	–	(123,358)	–	(123,358)

Total Investments	$–	$9,789,923	$–	$9,789,923

*	There were no transfers between levels during the year ended June 30, 2016.

Emerging Markets Local Currency Debt Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Foreign Government	$–	$4,956,325	$–	$4,956,325

Total Fixed Income	–	4,956,325	–	4,956,325

Short-Term Investment	–	368,917	–	368,917
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	110,160	–	110,160
Interest Rate Swaps	–	42,875	–	42,875

Total Derivative Securities	–	153,035	–	153,035

Total	$–	$5,478,277	$–	$5,478,277

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(111,356)	–	(111,356)
Interest Rate Swaps	–	(6,395)	–	(6,395)

Total Derivative Securities	–	(117,751)	–	(117,751)

Total Investments	$–	$5,360,526	$–	$5,360,526

*	There were no transfers between levels during the year ended June 30, 2016.

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June 30, 2016

Global High Yield Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Corporate Bonds	$–	$24,655,093	$–	$24,655,093

Total Fixed Income	–	24,655,093	–	24,655,093

Short-Term Investment	–	460,981	–	460,981
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	284,477	–	284,477

Total	$–	$25,400,551	$–	$25,400,551

Liabilities:*
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(3,588)	–	(3,588)

Total Investments	$–	$25,396,963	$–	$25,396,963

*	There were no transfers between levels during the year ended June 30, 2016.

U.S. High Yield Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:*
Fixed Income:
Bank Loans	$–	$336,859	$–	$336,859
Corporate Bonds	–	26,347,960	–	26,347,960

Total Fixed Income	–	26,684,819	–	26,684,819

Short-Term Investment	–	1,578,060	–	1,578,060

Total	$–	$28,262,879	$–	$28,262,879

*	There were no transfers between levels during the year ended June 30, 2016.

B.	When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

The Funds may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair

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June 30, 2016

value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

C.	Cash and Short-Term Investments

Cash and cash equivalents consist principally of short-term investments that are readily convertible into cash and have original maturities of three months or less. At June 30, 2016, all cash and cash equivalents are held by the custodian.

D.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

E.	Redemption Fees

Effective July 1, 2015, the Funds no longer had redemption fees.

F.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

G.	Federal Income Taxation

The Funds have elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intend to maintain this qualification and to distribute substantially all of their net taxable income to their shareholders. As of June 30, 2016, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Funds file a U.S. federal income tax return annually after their fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of the filings.

H.	Dividends and Distributions

Each Fund declares a dividend daily based on the Adviser’s projections of the Funds’ estimated net investment income and distributes such dividend monthly. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Funds also pay a distribution at least annually from their net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Funds’ distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Funds for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

I.	Bank Loans

The Funds may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Funds record an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Funds invest may be subject to some restrictions on resale. For example, the Funds may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Funds assume the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Funds and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Funds may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Funds to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of Assets and Liabilities represents mark to market of the unfunded portion of the Funds’ bank loans. As of June 30, 2016, the Funds had no unfunded loan commitments.

J.	Derivative Instruments

The following is a description of the derivative instruments that the Funds utilize as part of their investment strategy, including the primary underlying risk exposures related to the instrument.

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward foreign currency exchange contracts to hedge against changes in the value of foreign currencies. The Funds may enter into forward foreign currency exchange contracts obligating the Funds to deliver or receive a currency at a specified future date. Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Funds are also subject to credit risk with respect to the counterparties to derivative contracts that are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Funds may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Funds may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Funds. In addition, in the event of a bankruptcy of a clearing house, the Funds could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions. The counterparty risk to the Funds is limited to the net unrealized gain, if any, on the contract.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable

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June 30, 2016

or payable reflected on the Statement of Assets and Liabilities.

The Funds may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

The Funds may purchase call or put options. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of over-the-counter derivatives, the failure of the counterparty to honor its obligation under the contract.

The Funds may enter into swap options (“swaptions”). A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when a Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Whether an option which a Fund has written expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities, currencies and interest rates.

Transactions in written option contracts for the Global Credit Income Opportunities Fund for the period ended June 30, 2016 are as follows:

	NUMBER OF CONTRACTS/ NOTIONAL AMOUNT	PREMIUMS RECEIVED
Options outstanding at June 30, 2015	30,000,000	$382,000
Options written	125,000,000	1,672,020
Options terminated in closing purchase transactions	(155,000,000)	(2,054,020)
Options expired	–	–

Options outstanding at June 30, 2016	–	$–

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

The Funds may enter into credit default swap contracts. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty (or central clearing party in the case of centrally cleared swaps) in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty (or central clearing party in the case of centrally cleared swaps) a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty (or central clearing party in the case of centrally cleared swaps) in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty (or central clearing party in the case of centrally cleared swaps) over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market. During the period, Active Short Duration Bond Fund and Total Return Bond Fund entered into credit default swaps based on a CMBX index, which is comprised of commercial mortgage-backed securities and a CDX index, which is comprised of North American and Emerging Market companies.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the central clearing party daily.

Entering into swap agreements involves counterparty and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, that there may be unfavorable changes in interest rates, and, in the case of credit default swaps, that the Adviser does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the central clearing party.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

During the period ended June 30, 2016, the Funds’ direct investment in derivatives consisted of forward foreign currency exchange contracts, futures contracts, credit default swaps, interest rate swaps, purchased options, and written options.

The following is a summary of the fair value of derivative instruments held directly by the Funds as of June 30, 2016:

Global Floating Rate Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$1,819,442

Total		$1,819,442

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(22,671)

Total		$(22,671)

Global Credit Income Opportunities Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$1,379,685

Total		$1,379,685

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(802)

Total		$(802)

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

Active Short Duration Bond Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$48,523	$–	$–	$48,523
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	312,198	–	312,198

Total		$48,523	$312,198	$–	$360,721

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(50,495)	$–	$–	$(50,495)
Futures Contracts	Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	(432,239)	–	(432,239)
OTC – Swaps Contracts	Swap contracts, at fair value	–	–	(38,457)	(38,457)
Centrally Cleared Credit Default Swaps Contracts	Includes cumulative unrealized appreciation/depreciation of swaps contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	–	(1,055)	(1,055)

Total		$(50,495)	$(432,239)	$(39,512)	$(522,246)

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

Total Return Bond Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$24,351	$–	$–	$24,351
Futures Contracts	Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	115,238	–	115,238

Total		$24,351	$115,238	$–	$139,589

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(25,963)	$–	$–	$(25,963)
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	(24,120)	–	(24,120)
OTC – Swaps Contracts	Swap contracts, at fair value	–	–	(9,614)	(9,614)
Centrally Cleared Credit Default Swaps Contracts	Includes cumulative unrealized appreciation/ depreciation of swaps contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	–	(331)	(331)

Total		$(25,963)	$(24,120)	$(9,945)	$(60,028)

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

Emerging Markets Debt Blended Total Return Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$147,954	$–	$147,954
Swaps Contracts	Swap contracts, at fair value	–	12,211	12,211

Total		$147,954	$12,211	$160,165

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(114,417)	$–	$(114,417)
Swaps Contracts	Swap contracts, at fair value	–	(8,941)	(8,941)

Total		$(114,417)	$(8,941)	$(123,358)

Emerging Markets Local Currency Debt Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$110,160	$–	$110,160
Swaps Contracts	Swap contracts, at fair value	–	42,875	42,875

Total		$110,160	$42,875	$153,035

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(111,356)	$–	$(111,356)
Swaps Contracts	Swap contracts, at fair value	–	(6,395)	(6,395)

Total		$(111,356)	$(6,395)	$(117,751)

Global High Yield Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$284,477

Total		$284,477

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(3,588)

Total		$(3,588)

Amount of Realized Gain/(Loss) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$144,895

Total	$144,895

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(76,585)	$–	$(76,585)
Purchased Options(1)	–	(940,540)	(940,540)
Options Written	–	847,320	847,320

Total	$(76,585)	$(93,220)	$(169,805)

(1)	Statements of Operations location: Net realized gain on investments.

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

Active Short Duration Bond Fund

	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	$56,839	$–	$56,839
Purchased Options(1)	57,582	–	57,582
Swaps Contracts	–	11,753	11,753

Total	$114,421	$11,753	$126,174

(1)	Statements of Operations location: Net realized gain on investments.

Total Return Bond Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(7,665)	$–	$–	$(7,665)
Futures Contracts	–	41,803	–	41,803
Purchased Options(1)	–	104,558	–	104,558
Swaps Contracts	–	–	2,982	2,982

Total	$(7,665)	$146,361	$2,982	$141,678

(1)	Statements of Operations location: Net realized gain on investments.

Emerging Markets Debt Blended Total Return Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(256,581)	$–	$–	$(256,581)
Futures Contracts	–	(6,838)	–	(6,838)
Swaps Contracts	–	(170,485)	4,390	(166,095)

Total	$(256,581)	$(177,323)	$4,390	$(429,514)

Emerging Markets Local Currency Debt Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(40,748)	$–	$(40,748)
Swaps Contracts	–	21,286	21,286

Total	$(40,748)	$21,286	$(19,462)

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

Global High Yield Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$(44,058)

Total	$(44,058)

Change in Unrealized Appreciation/(Depreciation) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$2,166,841

Total	$2,166,841

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$1,522,515	$–	$1,522,515
Purchased Options	–	30,173	30,173
Options Written	–	(62,523)	(62,523)

Total	$1,522,515	$(32,350)	$1,490,165

Active Short Duration Bond Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(1,972)	$–	$–	$(1,972)
Futures Contracts	–	(120,041)	–	(120,041)
Swaps Contracts	–	–	(17,711)	(17,711)

Total	$(1,972)	$(120,041)	$(17,711)	$(139,724)

Total Return Bond Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(1,612)	$–	$–	$(1,612)
Futures Contracts	–	91,118	–	91,118
Swaps Contracts	–	–	(4,694)	(4,694)

Total	$(1,612)	$91,118	$(4,694)	$84,812

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

Emerging Markets Debt Blended Total Return Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$33,537	$–	$33,537
Swaps Contracts	–	3,270	3,270

Total	$33,537	$3,270	$36,807

Emerging Markets Local Currency Debt Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$(1,196)	$–	$–
Swaps Contracts	–	36,480	36,480

Total	$(1,196)	$36,480	$35,284

Global High Yield Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$280,889

Total	$280,889

Number of contracts, notional amounts of shares/units:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts(1)	$40,776,616

Total	$40,776,616

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	$24,877,913	$–	$24,877,913
Purchased Options(1)	–	24,230,769	24,230,769
Written Options(1)	–	(24,230,769)	(24,230,769)

Total	$24,877,913	$–	$24,877,913

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

Active Short Duration Bond Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	2,200,000	–	–	2,200,000
Futures Contracts(2)	–	266	–	266
Purchased Options(1)	1,020,000	3,125,000	–	4,145,000
Swap Contracts(1)	–	–	502,500	502,500

Total	3,220,000	3,125,266	502,500	6,847,766

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.
(2)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.

Total Return Bond Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	1,571,877	–	–	1,571,877
Futures Contracts(2)	–	47	–	47
Purchased Options(1)	–	3,892,500	–	3,892,500
Swap Contracts(1)	–	–	135,000	135,000

Total	1,571,877	3,892,547	135,000	5,599,424

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.
(2)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.

Emerging Markets Debt Blended Total Return Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	14,587,836	–	–	14,587,836
Futures Contracts(2)	–	2	–	2
Swap Contracts(1)	–	43,781,275	111,111	43,892,386

Total	14,587,836	43,781,277	111,111	58,480,224

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.
(2)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.

Emerging Markets Local Currency Debt Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts(1)	9,376,554	–	9,376,554
Swap Contracts(1)	–	95,603,252	95,603,252

Total	9,376,554	95,603,252	104,979,806

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

Global High Yield Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts(1)	6,311,793

Total	6,311,793

(1)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

K.	Disclosures about Offsetting Assets and Liabilities

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

The following tables illustrate gross and net information about recognized assets eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as cash collateral, through a single payment in the event of default on or termination of any one contract:

Global Floating Rate Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$1,819,442	$–	$1,819,442

Total	$1,819,442	$–	$1,819,442

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Morgan Stanley & Co.	$1,819,442	$(22,671)	$–	$1,796,771

Total	$1,819,442	$(22,671)	$–	$1,796,771

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2016.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$22,671	$–	$22,671

Total	$22,671	$–	$22,671

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Morgan Stanley & Co.	$22,671	$(22,671)	$–	$–

Total	$22,671	$(22,671)	$–	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2016.

Global Credit Income Opportunities Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$1,379,685	$–	$1,379,685

Total	$1,379,685	$–	$1,379,685

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$1,290	$–	$–	$1,290
Citibank N.A.	15,758	–	–	15,758
JPMorgan Chase Bank N.A.	1,346,730	(802)	(1,345,928)	–
Morgan Stanley & Co.	15,907	–	–	15,907

Total	$1,379,685	$(802)	$(1,345,928)	$32,955

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2016.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$802	$–	$802

Total	$802	$–	$802

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
JPMorgan Chase Bank N.A.	$802	$(802)	$–	$–

Total	$802	$(802)	$–	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.

(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2016.

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

Active Short Duration Bond Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$48,523	$–	$48,523

Total	$48,523	$–	$48,523

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
JPMorgan Chase Bank N.A.	$48,523	$(48,523)	$–	$–

Total	$48,523	$(48,523)	$–	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2016.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$50,495	$–	$50,495
Swap Contracts	38,457	–	38,457

Total	$88,952	$–	$88,952

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Goldman Sachs & Co.	$21,447	$–	$–	$21,447
JPMorgan Chase Bank N.A.	67,505	(48,523)	–	18,982

Total	$88,952	$(48,523)	$–	$40,429

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2016.

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

Total Return Bond Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$24,351	$–	$24,351

Total	$24,351	$–	$24,351

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$1,389	$(263)	$–	$1,126
BNP Paribas S.A.	2,668	(951)	–	1,717
Citibank N.A.	693	(693)	–	–
Goldman Sachs & Co.	505	(505)	–	–
JPMorgan Chase Bank N.A.	19,096	(19,096)	–	–

Total	$24,351	$(21,508)	$–	$2,843

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2016.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$25,963	$–	$25,963
Swap contracts	9,614	–	9,614

Total	$35,577	$–	$35,577

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$263	$(263)	$–	$–
BNP Paribas S.A.	951	(951)	–	–
Citibank N.A.	4,159	(693)	–	3,466
Goldman Sachs & Co.	5,476	(505)	–	4,971
JPMorgan Chase Bank N.A.	24,728	(19,096)	–	5,632

Total	$35,577	$(21,508)	$–	$14,069

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2016.

Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$147,954	$–	$147,954
Swap contracts	12,211	–	12,211

Total	$160,165	$–	$160,165

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$27,449	$(24,277)	$–	$3,172
BNP Paribas S.A.	44,346	(14,965)	–	29,381
Citibank N.A.	19,535	(865)	–	18,670
Goldman Sachs & Co.	8,381	(8,381)	–	–
JPMorgan Chase Bank N.A.	60,454	(44,970)	–	15,484

Total	$160,165	$(93,458)	$–	$66,707

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2016.

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$114,417	$–	$114,417
Swap contracts	8,941	–	8,941

Total	$123,358	$–	$123,358

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$24,277	$(24,277)	$–	$–
BNP Paribas S.A.	14,965	(14,965)	–	–
Citibank N.A.	865	(865)	–	–
Goldman Sachs & Co.	38,281	(8,381)	–	29,900
JPMorgan Chase Bank N.A.	44,970	(44,970)	–	–

Total	$123,358	$(93,458)	$–	$29,900

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2016.

Emerging Markets Local Currency Debt Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$110,160	$–	$110,160
Swap contracts	42,875	–	42,875

Total	$153,035	$–	$153,035

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$45,145	$(1,332)	$–	$43,813
BNP Paribas S.A.	27,144	(27,144)	–	–
Citibank N.A.	7,271	(3,808)	–	3,463
Goldman Sachs & Co.	4,076	(2,640)	–	1,436
JPMorgan Chase Bank N.A.	69,399	(64,935)	–	4,464

Total	$153,035	$(99,859)	$–	$53,176

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2016.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$111,356	$–	$111,356
Swap contracts	6,395	–	6,395

Total	$117,751	$–	$117,751

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$1,332	$(1,332)	$–	$–
BNP Paribas S.A.	45,036	(27,144)	–	17,892
Citibank N.A.	3,808	(3,808)	–	–
Goldman Sachs & Co.	2,640	(2,640)	–	–
JPMorgan Chase Bank N.A.	64,935	(64,935)	–	–

Total	$117,751	$(99,859)	$–	$17,892

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2016.

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

Global High Yield Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$284,477	$–	$284,477

Total	$284,477	$–	$284,477

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
BNP Paribas S.A.	$630	$–	$–	$630
Citibank N.A.	283,847	–	–	283,847

Total	$284,477	$–	$–	$284,477

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2016.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$3,588	$–	$3,588

Total	$3,588	$–	$3,588

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Goldman Sachs & Co.	$3,266	$–	$–	$3,266
JPMorgan Chase Bank N.A.	322	–	–	322

Total	$3,588	$–	$–	$3,588

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2016.

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

L.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

M.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

N.	Counterparty Risk

The Funds seek to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Funds’ counterparties.

3.	Advisory Fee

The Funds have entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Pursuant to the Agreement, the Funds have agreed to pay the Adviser a fee payable at the end of each calendar month as set forth below:

Global Floating Rate Fund	0.65% of average daily net assets
Global Credit Income Opportunities Fund	0.75% of average daily net assets

Active Short Duration Bond Fund	0.35%* of average daily net assets
Total Return Bond Fund	0.40%* of average daily net assets
Emerging Markets Debt Blended Total Return Fund	0.75%* of average daily net assets
Emerging Markets Local Currency Debt Fund	0.75%* of average daily net assets
Global High Yield Fund	0.60%* of average daily net assets
U.S. High Yield Fund	0.55%* of average daily net assets

*	Annualized

The Adviser has contractually agreed to waive and/or reimburse a portion of its fees and/or reimburse expenses (excluding 12b-1 fees, interest expenses, taxes, fees incurred in acquiring and disposing of securities and extraordinary expenses) such that total net annual operating expenses for each class do not exceed the following rates:

	CLASS A	CLASS C	CLASS I	CLASS Y
Global Floating Rate Fund	1.05%	1.80%	0.75%	0.75%
Global Credit Income Opportunities Fund	1.20%	1.95%	0.95%	0.95%
Active Short Duration Bond Fund*	0.65%	0.90%	0.40%	0.40%
Total Return Bond Fund	0.80%	1.55%	0.55%	0.55%
Emerging Markets Debt Blended Total Return Fund	1.20%	1.95%	0.95%	0.95%
Emerging Markets Local Currency Debt Fund	1.20%	1.95%	0.95%	0.95%
Global High Yield Fund	1.05%	1.80%	0.80%	0.80%
U.S. High Yield Fund	1.00%	1.75%	0.75%	0.75%

*	From the period July 9, 2015 through September 27, 2015, the rates were 0.80% for Class A, 1.55% for Class C, 0.55% for Class I and 0.55% for Class Y.

Pursuant to the expense waiver/reimbursement agreement, the Adviser is entitled to be reimbursed for

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

any fees the Adviser waives and Fund expenses that the Adviser reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Adviser by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund.

The contractual management fee waiver and expense reimbursement agreements between the Funds and the Adviser will remain in effect until November 1, 2016 and may be terminated only upon the approval of the Funds’ Board of Trustees.

Subject to the supervision of the Adviser and the Board, BCGA and Cornerstone manage the investment and reinvestment of a portion of the assets of the Funds, as allocated from time to time to BCGA and Cornerstone. The Adviser (not the Funds) will pay a portion of the fees it receives to BCGA and Cornerstone in return for their services.

The investment adviser or its affiliates voluntarily agreed to waive certain fees for the Emerging Markets Debt Blended Total Return Fund, the Emerging Markets Local Currency Debt Fund, the Global High Yield Fund and the U.S. High Yield Fund in order to maintain a minimum net investment income of not less than $0. Such arrangements may be discontinued by the investment adviser at any time. For the year ended June 30, 2016 the amount of the waivers were $1,933, $3,267, $1,630 and $1,528, respectively.

4.	12b-1 Distribution and Service Plan

ALPS Distributors, Inc. (the “Distributor”) is the Distributor of the Funds’ shares as of June 30, 2016.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund’s Class A and Class C shares may compensate certain financial institutions, including the Distributor, for certain distribution and shareholder servicing activities. The Funds’ Class A shares may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of a Fund attributable to Class A shares and 1.00% (0.50% for Active Short Duration Bond Fund) of the value of the average daily net assets of a Fund attributable to Class C shares. The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds’ shares and service activities.

Under its terms, the Funds’ Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Boards’ members and a majority of those Boards’ members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

5.	Sales Charges and Commissions

For the year ended June 30, 2016, the amount of sales charges retained by the Distributor on sales of Class A and Class C shares of the Funds were as follows:

	CLASS A	CLASS C
Global Floating Rate Fund	$3,223	$4,407
Global Credit Income Opportunities Fund	–	902
Active Short Duration Bond Fund	–	100

For the year ended June 30, 2016, the Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers:

	DISTRIBUTOR COMMISSIONS	DEALERS’ CONCESSIONS
Global Floating Rate Fund	$8,261	$–
Global Credit Income Opportunities Fund	108	–
Active Short Duration Bond Fund	100	–
Total Return Bond Fund	–	–
Emerging Markets Debt Blended Total Return Fund	–	–
Global High Yield Fund	–	–
U.S. High Yield Fund	–	–
Emerging Markets Local Currency Debt Fund	–	–

6.	Administrator, Custody, and Transfer Agent Fees

The Funds have engaged State Street Bank and Trust (“SSB”) to serve as the Funds’ administrator, custodian, and fund accountant. SSB also served as transfer agent from the period July 1, 2015 to November 6, 2015. Effective November 7, 2015, the Funds engaged ALPS Fund Services, Inc. (“ALPS”) as transfer agent. For each of these services, the Funds have agreed to pay SSB and ALPS fees payable at the end of each calendar month pursuant to fee agreements between SSB, ALPS, and the Funds, respectively. For the year ended June 30, 2016, the aggregate effective fee forthese services was at

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

the following annual rate of each Fund’s average daily managed assets:

Global Floating Rate Fund	0.39%
Global Credit Income Opportunities Fund	0.45%
Active Short Duration Bond Fund	0.35%
Total Return Bond Fund	0.53%
Emerging Markets Debt Blended Total Return Fund	1.01%
Emerging Markets Local Currency Debt Fund	1.45%
Global High Yield Fund	0.47%
U.S. High Yield Fund	0.44%

7.	Income Taxes

It is the Funds’ intention to qualify as a RIC under subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the tax year ended June 30, 2015 was as follows:

	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	TOTAL DISTRIBUTIONS PAID
Global Floating Rate Fund	$8,284,319	$–	$8,284,319
Global Credit Income Opportunities Fund	7,108,559	265	7,108,824

The tax character of dividends paid to shareholders during the year ended June 30, 2016 was as follows:

	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	TOTAL DISTRIBUTIONS PAID
Global Floating Rate Fund	$8,506,071	$–	$8,506,071
Global Credit Income Opportunities Fund	6,116,362	–	6,116,362
Active Short Duration Bond Fund	1,627,701	–	1,627,701
Total Return Bond Fund	732,690	1,864	734,554
Emerging Markets Debt Blended Total Return Fund	358,072	3,100	361,172
Emerging Markets Local Currency Debt Fund	163,404	–	163,404
Global High Yield Fund	980,491	–	980,491
U.S. High Yield Fund	1,053,626	–	1,053,626

As of June 30, 2016, the components of distributable earnings on a tax-basis were as follows:

	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARDS	OTHER TEMPORARY DIFFERENCES	UNREALIZED APPRECIATION (DEPRECIATION)	TOTAL DISTRIBUTABLE EARNINGS
Global Floating Rate Fund	$–	$–	$(1,879,277)	(223,318)	$(11,931,316)	$(14,033,911)
Global Credit Income Opportunities Fund	–	–	(2,734,993)	(319,126)	(8,270,720)	(11,324,839)
Active Short Duration Bond Fund	90,502	–	(200,887)	(78,416)	1,009,111	820,310
Total Return Bond Fund	43,383	–	(37,575)	(53,860)	516,799	468,747
Emerging Markets Debt Blended Total Return Fund	–	–	(165,784)	(40,485)	106,157	(100,112)

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRYFORWARDS	OTHER TEMPORARY DIFFERENCES	UNREALIZED APPRECIATION (DEPRECIATION)	TOTAL DISTRIBUTABLE EARNINGS
Emerging Markets Local Currency Debt Fund	220,909	222	–	(23,425)	262,806	460,512
Global High Yield Fund	565,223	200,252	–	(139,100)	(493,994)	132,381
U.S. High Yield Fund	430,397	–	–	(141,827)	181,423	469,993

In accordance with the Regulated Investment Company Modernization Act of 2010, the Funds will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely.

Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

On June 30, 2016, the following funds had capital loss carryforwards available to be offset against future net capital gains through the indicated expiration dates as follows:

	EXPIRING JUNE 30,
	2016	2017	2018	UNLIMITED - SHORT TERM	UNLIMITED - LONG TERM
Global Floating Rate Fund	$–	$–	$–	$828,275	$159,728
Global Credit Income Opportunities	–	–	–	953,908	1,395,956
Active Short Duration Bond Fund	–	–	–	–	15,294

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of June 30, 2016, Active Short Duration Bond Fund, Total Return Bond Fund and Emerging Markets Debt Blended Total Return Fund have elected to defer current year post-October losses of $185,593, $37,575 and $124,600, respectively.

As of June 30, 2016, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Global Floating Rate Fund	$184,607,211	$636,790	$(12,580,357)	$(11,943,567)
Global Credit Income Opportunities Fund	109,722,294	963,055	(9,258,258)	(8,295,203)
Active Short Duration Bond Fund	155,305,432	1,249,128	(240,018)	1,009,110
Total Return Bond Fund	29,712,914	629,947	(113,384)	516,563
Emerging Markets Debt Blended Total Return Fund	9,643,460	243,405	(133,749)	109,656
Emerging Markets Local Currency Debt Fund	5,101,929	265,518	(42,205)	223,313
Global High Yield Fund	25,604,275	442,020	(930,221)	(488,201)
U.S. High Yield Fund	28,081,456	650,783	(469,360)	181,423

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

Permanent items identified during the year ended June 30, 2016 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)
Global Floating Rate Fund	$(1,200,910)	$1,200,910
Global Credit Income Opportunities Fund	(1,042,554)	1,042,554
Active Short Duration Bond Fund	11,752	(11,752)
Total Return Bond Fund	2,751	(2,751)

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)
Emerging Markets Debt Blended Total Return Fund	$(172,015)	$172,015
Emerging Markets Local Currency Debt Fund	103,411	(103,411)
Global High Yield Fund	54,471	(54,471)
U.S. High Yield Fund	–	–

The permanent differences are primarily attributable to foreign currency gains (losses) and the tax treatment of certain distributions.

8.	Investment Transactions

Purchases and sales of securities (excluding short-term debt securities) for the year ended June 30, 2016 were as follows:

	PURCHASES	SALES	GOVERNMENT PURCHASES	GOVERNMENT SALES
Global Floating Rate Fund	$111,808,460	$96,350,433	$–	$–
Global Credit Income Opportunities Fund	79,800,535	47,124,187	–	–
Active Short Duration Bond Fund	143,749,531	24,051,909	227,094,545	196,279,704
Total Return Bond Fund	22,487,842	4,341,509	107,561,251	100,630,581
Emerging Markets Debt Blended Total Return Fund	16,741,059	7,495,934	–	–
Emerging Markets Local Currency Debt Fund	6,231,646	1,769,899	–	–
Global High Yield Fund	45,438,304	19,736,486	–	–
U.S. High Yield Fund	45,774,872	19,024,184	–	–

9.	Common Stock

Transactions in common stock for the year ended June 30, 2016 were as follows:

Global Floating Rate Fund

	FOR THE YEAR ENDED JUNE 30, 2016		FOR THE YEAR ENDED JUNE 30, 2015
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	1,852,982	$17,065,312	1,046,486	$10,379,529
Shares sold through reinvestments of distributions	32,710	300,004	83,026	807,940
Shares redeemed	(891,508)	(8,232,099)	(1,815,123)	(17,653,590)
Redemption fees	–	–	–	676

Net increase (decrease)	994,184	$9,133,217	(685,611)	$(6,465,445)

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

	FOR THE YEAR ENDED JUNE 30, 2016		FOR THE YEAR ENDED JUNE 30, 2015
CLASS C	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	373,886	$3,471,934	335,871	$3,264,612
Shares sold through reinvestments of distributions	26,532	241,938	19,258	185,848
Shares redeemed	(223,482)	(2,060,431)	(20,267)	(195,905)
Redemption fees	–	–	–	169

Net increase	176,936	$1,653,441	334,862	$3,254,724

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	19,954	191,212	234,264	2,279,655
Shares redeemed	(535,014)	(5,000,000)	(753,573)	(7,271,983)
Redemption fees	–	–	–	1,694

Net decrease	(515,060)	$(4,808,788)	(519,309)	$(4,990,634)

CLASS Y
Shares sold	6,086,197	$56,300,003	9,236,912	$89,446,649
Shares sold through reinvestments of distributions	579,714	5,324,169	493,939	4,805,968
Shares redeemed	(6,374,723)	(59,038,968)	(2,813,208)	(27,521,577)
Redemption fees	–	–	–	2,920

Net increase	291,188	$2,585,204	6,917,643	$66,733,960

Global Credit Income Opportunities Fund

	FOR THE YEAR ENDED JUNE 30, 2016		FOR THE YEAR ENDED JUNE 30, 2015
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	649,098	$5,795,169	2,316,931	$23,545,838
Shares sold through reinvestments of distributions	84,775	750,428	127,930	1,237,474
Shares redeemed	(668,631)	(5,921,877)	(1,355,520)	(13,184,266)
Redemption fees	–	–	–	2,624

Net increase	65,242	$623,720	1,089,341	$11,601,670

CLASS C
Shares sold	112,563	$1,006,877	285,284	$2,802,118
Shares sold through reinvestments of distributions	17,988	158,913	13,552	130,085
Shares redeemed	(100,203)	(894,804)	(12,493)	(121,540)
Redemption fees	–	–	–	343

Net increase	30,348	$270,986	286,343	$2,811,006

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	27,127	255,093	253,647	2,450,842
Shares redeemed	–	–	–	–
Redemption fees	–	–	–	4,679

Net increase	27,127	$255,093	253,647	$2,455,521

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

	FOR THE YEAR ENDED JUNE 30, 2016		FOR THE YEAR ENDED JUNE 30, 2015
CLASS Y	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	3,557,814	$31,402,334	1,654,908	$16,333,761
Shares sold through reinvestments of distributions	173,660	1,549,751	321,379	3,108,290
Shares redeemed	(1,205,725)	(10,634,355)	(1,114,834)	(11,114,262)
Redemption fees	–	–	–	5,954

Net increase	2,525,749	$22,317,730	861,453	$8,333,743

Active Short Duration Bond Fund

	PERIOD FROM JULY 8, 2015* THROUGH JUNE 30, 2016
CLASS A	SHARES	AMOUNT
Shares sold	4,326,156	$42,899,831
Shares sold through reinvestments of distributions	18,550	184,208
Shares redeemed	(337,324)	(3,344,883)

Net increase	4,007,382	$39,739,156

CLASS C
Shares sold	47,683	$474,468
Shares sold through reinvestments of distributions	124	1,231
Shares redeemed	(22,061)	(218,571)

Net increase	25,746	$257,128

Shares sold	2,230,000	$22,300,000
Shares sold through reinvestments of distributions	4,437	44,099
Shares redeemed	(1,635,600)	(16,250,000)

Net increase	598,837	$6,094,099

CLASS Y
Shares sold	14,461,202	$143,345,835
Shares sold through reinvestments of distributions	61,721	612,005
Shares redeemed	(3,527,796)	(35,004,030)

Net increase	10,995,127	$108,953,810

*	Commencement of operations

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

Total Return Bond Fund

	PERIOD FROM JULY 8, 2015* THROUGH JUNE 30, 2016
CLASS A	SHARES	AMOUNT
Shares sold	20,626	$206,304
Shares sold through reinvestments of distributions	83	821
Shares redeemed	–	–

Net increase	20,709	$207,125

CLASS C
Shares sold	20,000	$200,000
Shares sold through reinvestments of distributions	61	596
Shares redeemed	–	–

Net increase	20,061	$200,596

CLASS I
Shares sold	1,230,000	$12,300,000
Shares sold through reinvestments of distributions	5,482	54,097
Shares redeemed	–	–

Net increase	1,235,482	$12,354,097

CLASS Y
Shares sold	1,271,976	$12,721,341
Shares sold through reinvestments of distributions	5,682	56,103
Shares redeemed	–	–

Net increase	1,277,658	$12,777,444

*	Commencement of operations

Emerging Markets Debt Blended Total Return Fund

	PERIOD FROM OCTOBER 21, 2015* THROUGH JUNE 30, 2016
CLASS A	SHARES	AMOUNT
Shares sold	20,000	$200,000
Shares sold through reinvestments of distributions	6	62
Shares redeemed	–	–

Net increase	20,006	$200,062

CLASS C
Shares sold	20,000	$200,000
Shares sold through reinvestments of distributions	6	62
Shares redeemed	–	–

Net increase	20,006	$200,062

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

	PERIOD FROM OCTOBER 21, 2015* THROUGH JUNE 30, 2016
CLASS I	SHARES	AMOUNT
Shares sold	480,000	$4,800,000
Shares sold through reinvestments of distributions	156	1,488
Shares redeemed	–	–

Net increase	480,156	$4,801,488

CLASS Y
Shares sold	480,000	$4,800,000
Shares sold through reinvestments of distributions	156	1,488
Shares redeemed	–	–

Net increase	480,156	$4,801,488

*	Commencement of operations

Emerging Markets Local Currency Debt Fund

	PERIOD FROM DECEMBER 8, 2015* THROUGH JUNE 30, 2016
CLASS A	SHARES	AMOUNT
Shares sold	10,000	$100,000
Shares sold through reinvestments of distributions	–	–
Shares redeemed	–	–

Net increase	10,000	$100,000

CLASS C
Shares sold	10,000	$100,000
Shares sold through reinvestments of distributions	–	–
Shares redeemed	–	–

Net increase	10,000	$100,000

Shares sold	240,000	$2,400,000
Shares sold through reinvestments of distributions	–	–
Shares redeemed	–	–

Net increase	240,000	$2,400,000

CLASS Y
Shares sold	240,000	$2,400,000
Shares sold through reinvestments of distributions	–	–
Shares redeemed	–	–

Net increase	240,000	$2,400,000

*	Commencement of operations

Babson Capital Funds Trust 2016 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2016

Global High Yield Fund

	PERIOD FROM OCTOBER 30, 2015* THROUGH JUNE 30, 2016
CLASS A	SHARES	AMOUNT
Shares sold	10,000	$100,000
Shares sold through reinvestments of distributions	–	–
Shares redeemed	–	–

Net increase	10,000	$100,000

CLASS C
Shares sold	10,000	$100,000
Shares sold through reinvestments of distributions	–	–
Shares redeemed	–	–

Net increase	10,000	$100,000

CLASS I
Shares sold	1,240,000	$12,400,000
Shares sold through reinvestments of distributions	–	–
Shares redeemed	–	–

Net increase	1,240,000	$12,400,000

CLASS Y
Shares sold	1,253,790	$12,538,500
Shares sold through reinvestments of distributions	27	262
Shares redeemed	–	–

Net increase	1,253,817	$12,538,762

*	Commencement of operations

U.S. High Yield Fund

	PERIOD FROM OCTOBER 30, 2015* THROUGH JUNE 30, 2016
CLASS A	SHARES	AMOUNT
Shares sold	20,304	$202,500
Shares sold through reinvestments of distributions	11	107
Shares redeemed	–	–

Net increase	20,315	$202,607

CLASS C
Shares sold	10,000	$100,000
Shares sold through reinvestments of distributions	–	–
Shares redeemed	–	–

Net increase	10,000	$100,000

Babson Capital Funds Trust 2015 Annual Report

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

June 30, 2015

	PERIOD FROM OCTOBER 30, 2015* THROUGH JUNE 30, 2016
CLASS I	SHARES	AMOUNT
Shares sold	1,458,295	$14,500,000
Shares sold through reinvestments of distributions	7,352	72,465
Shares redeemed	–	–

Net increase	1,465,647	$14,572,465

CLASS Y
Shares sold	1,249,862	$12,500,000
Shares sold through reinvestments of distributions	18	187
Shares redeemed	–	–

Net increase	1,249,880	$12,500,187

*	Commencement of operations

10.	Line of Credit

During the year ended June 30, 2016, the Trust (the “Borrower”) entered into a Credit Agreement (the “Credit Agreement”) with State Street Bank and Trust Company (the “Bank”). The Credit Agreement provides for a revolving credit facility of $40,000,000 (the “Facility Amount”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Per the Credit Agreement, outstanding principal on the loan shall bear interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on the day of the borrowing plus 1.25% and (b) the Overnight LIBOR rate as in effect on the day of the borrowing plus 1.25%. In addition, the Borrower shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Facility Amount. As of June 30, 2016, there were no loans outstanding pursuant to the Credit Agreement.

11.	Subsequent Events

Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to June 30, 2016 through the date the financial statements were issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

Effective July 18, 2016, Duncan Robertson was elected by the Board of Trustees as President.

Babson Capital Funds Trust 2016 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Babson Capital Funds Trust and Shareholders of Babson Global Floating Rate Fund, Babson Global Credit Income Opportunities, Babson Active Short Duration Bond Fund, Babson Total Return Bond Fund, Babson Emerging Market Debt Blended Total Return Fund, Babson Emerging Market Local Currency Debt Fund, Babson Global High Yield Fund, and Babson U.S. High Yield Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Babson Capital Funds Trust (the “Funds”) comprising of Babson Global Floating Rate Fund, Babson Global Credit Income Opportunities Fund, Babson Emerging Market Local Currency Debt Fund, Babson Emerging Market Debt Blended Total Return Fund, Babson Total Return Fund, Babson Global High Yield Fund, Babson Active Short Duration Bond Fund and Babson U.S. High Yield Fund as of June 30, 2016, and the related statements of operations for the period then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Babson Capital Funds Trust as of June 30, 2016, the results of their operations for the period then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

August 26, 2016

Babson Capital Funds Trust 2016 Annual Report

INTERESTED TRUSTEE

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Thomas M. Finke (52) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee	Trustee since 2013	Chairman and Chief Executive Officer (since 2008), Member of the Board of Managers (since 2006), President (2007-2008), Managing Director (2002-2008), Babson; Chief Investment Officer and Executive Vice President (2008-2011), Massachusetts Mutual Life Insurance Company.	9	Trustee (since 2013), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson); Chairman (2012-2015), Director (since 2008), Babson Capital Management (UK) Limited (investment advisory firm); Chairman and Director (2012-2015), Babson Capital Global Advisors Limited (investment advisory firm); Director (since 2008), Babson Capital Guernsey Limited (holding company); Vice Chairman and Manager (since 2011), MM Asset Management Holding LLC (holding company); Manager (since 2011), Wood Creek Capital Management, LLC (investment advisory firm); Chairman and Director (since 2007), Cornerstone Real Estate Advisers LLC (real estate advisory firm); Director (since 2004), Jefferies Finance LLC (finance company); Manager (2007-2015), Credit Strategies Management LLC (general partner of an investment fund); Manager (since 2005), Loan Strategies Management, LLC (general partner of an investment fund); Manager (since 2005), Jefferies Finance CP Funding LLC (investment company); Manager (2004-2012), Class C Member LLC (equity holding company); Chairman, Chief Executive Officer and Director (2009-2011), MassMutual Capital Partners, LLC (investment company); Director (2007-2011), Scottish Re Group Limited (reinsurance specialist).

Babson Capital Funds Trust 2016 Annual Report

INDEPENDENT TRUSTEES

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Thomas W. Bunn (62) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee	Trustee since 2013	Retired (since 2009); Vice Chairman (2002-2009), Head of National Banking (2006-2009), Head of Corporate and Investment Banking (2002-2006), KeyCorp (commercial and investment banking firm).	9	Trustee (since 2013), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson); Director (since 2010), Southern Weaving Co. (webbing and sleeving design and manufacturing company); Trustee (since 2010), Wake Forest University Board of Trustees; Member (since 1998), Babcock School of Business Board of Visitors; Senior Operating Advisor (since 2010), Sound Harbor Partners (investment management firm); Director (since 2009), Nature Conservancy of North Carolina; Director (2010-2016), SquareTwo Financial (asset recovery and management firm); Director (2009-2014), Kiawah Island Conservancy.

Rodney J. Dillman (64) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee, Chairman	Trustee since 2013	Retired (since 2012); Deputy General Counsel (2011-2012), Senior Vice President (2008-2012), Vice President (2000-2008), Massachusetts Mutual Life Insurance Company; Member of the Board of Directors and President (2008-2011), MassMutual International LLC; General Counsel (2006-2008), Babson.	9	Trustee (since 2012), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson); Director (since 2016), Social Reality, Inc. (digital platform technology and management software company for internet advertising); Director (2008-2011), Compania de Seguros CorpVida S.A. (insurance company); Director (2009-2011), MassMutual Europe S.A. (insurance company); Director (2008-2011), MassMutual Asia Limited (insurance company); Director (2008-2011), MassMutual Life Insurance Company; Director (2008-2010), MassMutual Mercuries Life Insurance Company.

Bernard A. Harris, Jr. (60) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee	Trustee since 2013	Chief Executive Officer and Managing Partner (since 2002), Vesalius Ventures, Inc.; Director and President (since 1998), The Space Agency; President (since 1999), The Harris Foundation; Clinical Scientist, Flight Surgeon and Astronaut (1986-1996), NASA.	9	Trustee (since 2012), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson); Trustee (since 2011), Salient Midstream & MLP Fund and Salient MLP & Energy Infrastructure Fund; Trustee (since 2010), Salient Absolute Return Fund; Director (since 2009), Monebo Technologies Inc. (medical technology design company); Director (since 2009), The Endowment Funds (TEF); Director (since 2008), US Physical Therapy (USPH); Director (since 2012), E-Cardio, Inc. (provides services for cardiac monitoring).

Babson Capital Funds Trust 2016 Annual Report

INDEPENDENT TRUSTEES (CONTINUED)

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR
Thomas W. Okel (53) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee	Trustee since 2013	Executive Director (since 2011), Catawba Lands Conservancy; Global Head of Syndicated Capital Markets (1998-2010), Bank of America Merrill Lynch.	9	Trustee (since 2012), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson); Trustee (since 2015), Horizon Funds (mutual fund complex).

Martin A. Sumichrast (49) 550 South Tryon Street Suite 3300 Charlotte, NC 28202	Trustee	Trustee since 2013	Vice Chairman and Principal (since 2013), Siskey Capital, LLC (merchant banking); Managing Director (2012-2013), Washington Capital, LLC (family office); Managing Director (2009-2012), Lomond International (business advisory firm).	9	Trustee (since 2012), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson); Director (since 2014), Kure Corp. (retail); Director (since 2014), Jadeveon Clowney Help-In-Time Foundation; Director (since 2015), Social Reality, Inc. (digital platform technology and management software company for internet advertising); Chairman and Director (since 2015), Level Beauty Group Inc. (a retail/e-commerce beauty investment/management company).

Babson Capital Funds Trust 2016 Annual Report

OFFICERS OF THE TRUST

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Anthony J. Sciacca (45) 550 South Tryon Street Charlotte, NC 28202	President	Since 2013	Head of Babson Capital Strategic Investors (since 2014), Head of Global Business Development Group (since 2008), Managing Director (since 2006), Babson.

Russell D. Morrison (52) 550 South Tryon Street Charlotte, NC 28202	Senior Vice President	Since 2013	Vice Chairman (since 2014), Member of the Board of Managers (since 2014), Head of Global Fixed Income Group (since 2012), Head of Global High Yield Investments Group (2010-2012); Co-Head U.S. Loan Team (2006-2009), Managing Director (since 2002), Babson; Chairman and Director (since 2015), Babson Capital Management (UK) Limited (investment advisory firm); Chairman and Director (since 2015), Babson Capital Global Advisors Limited (investment advisory firm); President (since 2012), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson).

Carlene Pollock (49) 550 South Tryon Street Charlotte, NC 28202	Chief Financial Officer	Since 2016	Assistant Treasurer (2015-2016), Babson Capital Funds Trust; Director (since 2015), Babson; Director (2013-2015), Corrum Capital Management (investment adviser); Vice President (2008-2013), Bank of New York Mellon (third party administrator); Chief Financial Officer (since 2016), Assistant Treasurer (2015-2016), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson).

Andrew Lennon (42) 550 South Tryon Street Charlotte, NC 28202	Treasurer	Since 2013	Managing Director (since 2010), Director (2005-2009), Babson; Treasurer (since 2013), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson).

Paul J. Thompson (43) 550 South Tryon Street Charlotte, NC 28202	Vice President	Since 2013	Chief Financial Officer (since 2015), Chief Operating Officer and Head of Global Investment Services (since 2010), Head of Operations and Portfolio/Client Services (2002-2010), Managing Director (since 2008), Babson.

Paul Gehrig (49) 550 South Tryon Street Charlotte, NC 28202	Vice President	Since 2013	Managing Director (since 2008), Babson.

Brian W. Pope (38) 550 South Tryon Street Charlotte, NC 28202	Vice President	Since 2013	Director (since 2009), Babson

Duncan Robertson (47) 550 South Tryon Street Charlotte, NC 28202	Vice President	Since 2014	Managing Director (since 2008), Babson.

Babson Capital Funds Trust 2016 Annual Report

OFFICERS OF THE TRUST (CONTINUED)

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Melissa LaGrant (43) 550 South Tryon Street Charlotte, NC 28202	Chief Compliance Officer	Since 2013	Managing Director (since 2005), Babson; Chief Compliance Officer (since 2013), Babson Capital Finance LLC; Chief Compliance Officer (since 2006), Babson Capital Corporate Investors and Babson Capital Participation Investors (closed-end investment companies advised by Babson); Chief Compliance Officer (since 2012), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson).

Janice M. Bishop (52) 550 South Tryon Street Charlotte, NC 28202	Vice President, Secretary and Chief Legal Officer	Since 2013	Senior Counsel and Managing Director (since 2014), Counsel (2007-2014), Babson; Vice President, Secretary and Chief Legal Officer (since 2015), Associate Secretary (2008-2015), Babson Capital Corporate Investors and Babson Capital Participation Investors (closed-end investment companies advised by Babson); Vice President, Secretary and Chief Legal Officer (since 2012), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson); Vice President and Secretary (since 2015), Assistant Secretary (2008-2015), CI Subsidiary Trust and PI Subsidiary Trust.

Michelle Manha (44) 550 South Tryon Street Charlotte, NC 28202	Assistant Secretary	Since 2013	Associate General Counsel and Managing Director (since 2014), Counsel (2008-2014), Babson; Assistant Secretary (since 2012), Babson Capital Global Short Duration High Yield Fund, (closed-end investment company advised by Babson).
Kristin Goodchild (31) 550 South Tryon Street Charlotte, NC 28202	Assistant Secretary	Since 2015	Senior Paralegal (since 2013), Paralegal (2008-2012), Babson; Assistant Secretary (since 2015), Babson Capital Global Short Duration High Yield Fund (closed-end investment company advised by Babson); Associate Secretary (since 2015), Babson Capital Corporate Investors and Babson Capital Participation Investors (closed-end investment companies advised by Babson); Assistant Secretary (since 2015), CI Subsidiary Trust and PI Subsidiary Trust.

Babson Capital Funds Trust 2016 Annual Report

JOINT PRIVACY NOTICE OF BABSON CAPITAL MANAGEMENT LLC AND

BABSON CAPITAL FUNDS TRUST

This privacy notice is being provided on behalf of Babson Capital Management LLC and its affiliates; Babson Capital Securities LLC; Babson Capital Management (Australia) Pty Ltd.; Babson Capital Management (Japan) KK; Babson Capital Cornerstone Asia Limited; Babson Capital Funds Trust; Babson Capital Global Short Duration High Yield Fund; Babson Capital Corporate Investors and Babson Capital Participation Investors (together, for purposes of this privacy notice, “Babson Capital”).

When you use Babson Capital you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

■	Applications or other forms, interviews, or by other means;

■	Consumer or other reporting agencies, government agencies, employers or others;

■	Your transactions with us, our affiliates, or others; and

■	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Babson Capital. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Babson Capital, the Funds and Babson Capital Securities LLC. It applies to all Babson Capital and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number – whether or not you remain a shareholder of our Funds or as an advisory client of Babson Capital. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Babson Capital.

Babson Capital Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

May 2016

Babson Capital Funds Trust

ANNUAL REPORT

June 30, 2016

Item 2.	Code of Ethics.

The Registrant adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”) on July 29, 2013, which is available on the Registrant’s website at www.babsoncapital.com/funds/mutual-funds. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Dr. Bernard A. Harris, Jr., Mr. Thomas W. Okel and Mr. Martin A. Sumichrast, constituting all the members of the Registrant’s Audit Committee, are audit committee financial experts. Dr. Harris, Mr. Okel and Mr. Sumichrast are “independent” for purposes of this Item 3 as required by applicable regulation.

Item 4.	Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant, Deloitte & Touche LLP (“Deloitte”), to perform audit services, audit-related services, tax services and other services. The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years by Deloitte.

Fees Billed to the Registrant:

	Year Ended June 30, 2016	Year Ended June 30, 2015
Audit Fees	$241,960	$130,850
Audit-Related Fees	$0	$0
Tax Fees	$90,000	$54,000
All Other Fees	$0	$0

Total Fees	$331,960	$184,850

Non-Audit Fees Billed to Babson Capital and MassMutual:

	Year Ended June 30, 2016	Year Ended June 30, 2015
Audit Fees	$3,511,806	$3,396,868
Audit-Related Fees	$0	$0
Tax Fees	$2,156,622	$1,687,113
All Other Fees	$963,660	$2,031,819

Total Fees	$6,632,088	$7,115,800

The category “Audit Fees” refers to performing an audit of the Registrant’s, Babson Capital Management LLC’s (“Babson Capital”) or Massachusetts Mutual Life Insurance Company’s (“MassMutual”) annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements. The category “Audit-Related Fees” reflects fees billed by Deloitte for various non-audit and non-tax services rendered to the Registrant, Babson Capital, and MassMutual. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees reported in the “Tax Fees” category. The category “All Other Fees” represents fees billed by Deloitte for consulting rendered to the Registrant, Babson Capital, and MassMutual.

The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Registrant’s Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant’s principal accountant, Deloitte. During the fiscal year ended June 30, 2016, the Registrant’s Audit Committee approved all of the services rendered to the Registrant by Deloitte and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by Deloitte for the years ended June 30, 2015 and June 30, 2016 for the Registrant and for the non-audit services provided to Babson Capital, and Babson Capital’s parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	The Registrant’s Consolidated Schedule of Investments as of the close of the reporting period is included in the Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”), are effective as of the date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a- 3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Registrant has posted its Code of Ethics on its website at www.babsoncapital.com/funds/mutual-funds.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

Exhibit 99.1 Cert
Exhibit 99.2 Cert

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act is attached hereto.

Exhibit 99.906 Cert

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Babson Capital Funds Trust

By (Signature and Title)	/s/ Duncan Robertson
Duncan Robertson, President (Principal Executive Officer)

Date	September 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Duncan Robertson
Duncan Robertson, President (Principal Executive Officer)

Date	September 8, 2016

By (Signature and Title)	/s/ Carlene Pollock
Carlene Pollock, Chief Financial Officer (Principal Financial Officer)

Date	September 8, 2016